UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12
Everest Group, Ltd.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒  No fee required
☐  Fee paid previously with preliminary materials
☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

everest

Proxy Statement 2026

Everest Group, Ltd.

Notice of Annual General Meeting of Shareholders
To Be Held May 13, 2026
To The Shareholders of Everest Group, Ltd.:
The Annual General Meeting of Shareholders of Everest Group, Ltd., a Bermuda company (the “Company”), will be held at Rosewood Bermuda, 60 Tucker's Point Drive, Hamilton Parish, HS 02, Bermuda on May 13,
2026 at 10:00 a.m., local time, for the following purposes:
1.To elect John Amore, William F. Galtney Jr., John A. Graf, Meryl Hartzband, Laura Hay, John Howard,
Allan Levine, Hazel McNeilage, Darryl Page, Roger M. Singer and Jim Williamson as directors of the
Company, each to serve for a one-year period to expire at the 2027 Annual General Meeting of
Shareholders or until such director’s successor shall have been duly elected or appointed or until such director’s office is otherwise vacated.
2.To appoint KPMG, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2026 and authorize the Company’s Board of Directors, acting through its Audit Committee, to determine the independent auditor’s remuneration.
3.To approve, by non-binding advisory vote, 2025 compensation paid to the Company’s Named Executive
Officers (as defined herein).
4.To approve an amendment to the Everest Group, Ltd. 2020 Stock Incentive Plan.
5.To consider and act upon such other business, if any, as may properly come before the meeting and any and all adjournments thereof.
The Company’s financial statements for the fiscal year ended December 31, 2025, together with the report of the Company’s independent auditor in respect of those financial statements, as approved by the
Company’s Board of Directors, will be presented at this Annual General Meeting.
Only shareholders of record identified in the Company’s Register of Members at the close of business on
March 16, 2026 are entitled to notice of, and vote at, the Annual General Meeting.
This Proxy Statement, the attached Notice of Annual General Meeting, the Annual Report of the Company
for the fiscal year ended December 31, 2025 (including financial statements) and the enclosed Proxy Card are first being mailed to the Company’s shareholders on or about April 10, 2026.
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to vote by internet or telephone as directed on the enclosed proxy or by signing and dating the proxy and returning it promptly in the postage prepaid envelope provided.
By Order of the Board of Directors
Jim Williamson
President & Chief Executive Officer
April 10, 2026
Hamilton, Bermuda
Table of Contents

General Information .....................................................................................................................................................	1
Proxy Statement Summary ..........................................................................................................................................	2
Proposal No. 1 — Election of Directors ......................................................................................................................	7
Proposal No. 2 — Appointment of Independent Auditors ....................................................................................	20
Proposal No. 3 — Non-binding Advisory Vote On Executive Compensation ...................................................	21
Proposal No. 4 — Approval of An Amendment To The Everest Group, Ltd. 2020 Stock Incentive Plan .....	22
The Board Of Directors and Its Committees ...........................................................................................................	28
Board Structure and Risk Oversight ..........................................................................................................................	42
Board Committees .......................................................................................................................................................	32
Common Share Ownership by Directors and Executive Officers .......................................................................	37
Principal Beneficial Owners of Common Shares ....................................................................................................	39
Directors’ Compensation ............................................................................................................................................	40
Executive Officers .........................................................................................................................................................	45
Compensation Discussion and Analysis ..................................................................................................................	46
Compensation Practices .............................................................................................................................................	49
The Company’s Compensation Philosophy and Objectives ...............................................................................	51
Compensation of Executive Officers ........................................................................................................................	70
Pay Versus Performance Disclosure ..........................................................................................................................	74
CEO Pay Ratio Disclosure ...........................................................................................................................................	80
Employment, Change of Control and Other Agreements ...................................................................................	81
Compensation Committee Interlocks and Insider Participation .........................................................................	85
Miscellaneous — General Matters ..............................................................................................................................	86
Appendix A — Information Regarding Non-GAAP Financial Measures ............................................................	88
Appendix B — First Amendment to the Everest Group, Ltd. 2020 Stock Incentive Plan .................................	91
F
2026 Proxy Statement   1
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 13, 2026
at Rosewood Bermuda, 60 Tucker's Point Drive, Hamilton Parish, HS 02, Bermuda at 10:00 a.m. local time.
The proxy statement and annual report to shareholders are available at
https://investors.everestglobal.com/financials/annual-reports-and-proxy-statements/default.aspx
Proxy Statement
Annual General Meeting Of Shareholders
May 13, 2026
General Information
The enclosed Proxy Card is being solicited on behalf of the Board of Directors (the “Board”) of Everest Group, Ltd., a
Bermuda company (the “Company”, “Everest Group” or, unless the context otherwise requires, “Everest”) for use at the
2026 Annual General Meeting of Shareholders (the “AGM”), to be held on May 13, 2026, and at any adjournment thereof. It may be revoked at any time before it is exercised by giving a later-dated proxy, notifying the Corporate
Secretary of the Company in writing at the Company’s registered office at Clarendon House, 2 Church Street, Hamilton
HM 11, Bermuda, or voting in person at the Annual General Meeting. All shares represented at the meeting by properly executed proxies will be voted as specified and, unless otherwise specified, will be voted: (1) for the election of John
Amore, William F. Galtney Jr., John A. Graf, Meryl Hartzband, Laura Hay, John Howard, Allan Levine, Hazel McNeilage,
Darryl Page, Roger M. Singer and Jim Williamson as directors of the Company; (2) for the appointment of KPMG LLP
(“KPMG”), an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2026 and for authorizing the Board acting through its Audit Committee to determine the independent auditor’s remuneration; (3) for the approval, by non-binding advisory vote, of the 2025 compensation paid to the Named Executive Officers (as defined herein); and (4) to approve an amendment to the Everest Group, Ltd. 2020
Stock Incentive Plan.
Only shareholders of record at the close of business on March 16, 2026 will be entitled to vote at the meeting. On that date, 49,740,115 Common Shares, par value $.01 per share (“Common Shares”), were outstanding. However, this amount includes 9,719,971 Common Shares held by Everest Re Advisors, Ltd. (“Re Advisors”), the Company’s subsidiary.
As provided in the Company’s Bye-laws, Re Advisors may vote only 9.9% of its shares. The outstanding share amount also excludes 58,156 shares with no voting rights. The limitation of Re Advisors voting shares to 4,924,271 and the exclusion of 58,156 shares with no voting rights results in 44,886,259 Common Shares entitled to vote.
The election of each nominee for director and the approval of all other matters to be voted upon at the Annual General
Meeting require the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum consisting of no fewer than two persons present in person or by proxy holding in the aggregate more than 50%
of the issued and outstanding Common Shares entitled to attend and vote at the Annual General Meeting. The Company has appointed inspectors of election to count votes cast in person or by proxy. Common Shares owned by shareholders who are present in person or by proxy at the Annual General Meeting but who elect to abstain from voting will be counted towards the presence of a quorum. However, such Common Shares and Common Shares owned by shareholders and not voted in person or by proxy at the Annual General Meeting (including “broker non- votes”) will not be included in any tally of votes cast and will therefore have no effect on the outcomes of votes to elect a director or approve any other matter before the shareholders.
All references in this document to “$” or “dollars” are references to the currency of the United States of America.
The Company knows of no specific matter to be brought before the Annual General Meeting that is not referred to in the attached Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters. To be properly made, a shareholder proposal must comply with the
Company’s Bye-laws and, in order for any matter to come before the meeting, it must relate to matters referred to in the attached Notice of Annual General Meeting.
2   2026 Proxy Statement
Proxy Statement Summary
Proxy Statement
Summary
This summary highlights certain information contained in the Company’s Proxy Statement. The summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement carefully.
Voting Matters and Board’s Voting Recommendations

Proposal	Board’s Voting Recommendation		Page
Election of Director Nominees (Proposal 1)	✓	FOR ALL DIRECTOR NOMINEES	7
Appointment of KPMG as Company Auditor (Proposal 2)	✓	FOR	20
Non-Binding Advisory Vote on Executive Compensation (Proposal 3)	✓	FOR	21
Approval of an Amendment to the Everest Group, Ltd. 2020 Stock Incentive Plan (Proposal 4)	✓	FOR	22
Director Nominees

			Committee Membership
Name	Age	Director Since	AC	CC	EC	IPC	NGC	RMC	TCC
John Amore IND	77	2012		•			CHAIR	•
William F. Galtney Jr. IND	73	1996	•		•		•	CHAIR
John A. Graf IND	66	2016			•	CHAIR
Meryl Hartzband IND	71	2019	CHAIR		•	•			•
Laura Hay IND	63	2025	•					•
John Howard IND	59	2025	•	CHAIR			•
Allan Levine IND	57	2025		•		•		•
Hazel McNeilage IND	69	2022	•					•	CHAIR
Darryl Page IND	65	2025	•					•	•
Roger M. Singer IND	79	2010	•	•			•
Jim Williamson President & CEO	52	2025			•	•		•	•
KEY
• Member
IND Independent
AC Audit Committee
CC Compensation Committee
EC Executive Committee
IPC Investment Policy Committee
NGC Nominating and Governance Committee
RMC Risk Management Committee
TCC Technology and Cyber Committee
2026 Proxy Statement   3
Proxy Statement Summary
Corporate Governance Highlights
Size of Board
Number of Independent Directors
New Independent Directors in 2025
Average Years of Tenure of Director Nominees
11
10
4
8

Board Practices	•Annual Board and Committee Self-Assessments
•Code of Business Conduct and Ethics for Directors and Executive Officers
•Succession Planning and Implementation Process
•Strategy and Risk Management Oversight
•Human Capital Management Oversight
•Artificial Intelligence and Cybersecurity Oversight
Board Independence Standards
The Board has adopted director independence standards as set forth by the
New York Stock Exchange (“NYSE”).
Director Independence on Key Committees
The Board’s Audit, Compensation and Nominating and Governance
Committees are composed entirely of independent directors.
No Over-Boarding
No member of the Board of Directors sits on the board of directors of more than two other publicly traded companies.
4   2026 Proxy Statement
Proxy Statement Summary

Shareholder Protections	•Majority Vote Standard for Director Election
•Annual Election of All Directors
•Independent Board Chair
•Regular Executive Sessions of Non-Management Directors
•Shareholder Access. No minimum share ownership or holding threshold is necessary to nominate qualified director to Board.
Compensation Best Practices:

What We Do		What We Don’t Do
✓	Annual Say on Pay Advisory Vote	œ	No “gross-up” payments by the Company of any “golden parachute” excise taxes upon a change in control
✓	Maintain a broad-based Clawback Policy	œ	No single trigger for change in control
✓	Align compensation with strategic goals and individual performance	œ	No separate change-in-control agreement for the CEO(3)
✓	Evaluate peer groups annually	œ	Prohibition on hedging or pledging of Company stock
✓	Engage independent compensation consultant	œ	No liberal share recycling
✓	Award Performance Share Units as an element of long-term incentive compensation
✓	Engage with shareholders on executive compensation practices
✓	Maintain stock ownership guidelines for Executive Officers(1) and Non-Management Directors(2)
(1)Six times base salary for CEO; three times base salary for other Named Executive Officers (as defined herein).
(2)Five times annual retainer.
(3)CEO participates in the Senior Executive Change in Control Plan (“CIC Plan”), along with the other Named Executive Officers.
(1)Please see Appendix A for explanations and available reconciliations of the non-generally accepted accounting principles (“non-GAAP”) measures used to describe Company performance in this Proxy Statement.
(2) Excludes approximately $34 million of profit commission related to loss reserve releases. When including this profit commission, Everest’s reported attritional combined ratio was 89.6% for the year ended December 31, 2025.
(3)Attritional Combined Ratio, Net Operating Income, TSR and Net Operating Income ROE are non-GAAP measures. Please see Appendix A for further information and available reconciliations.
(4)TSR unless otherwise noted herein, means annual growth in book value per common share outstanding (excluding Net Unrealized Depreciation/
appreciation of Fixed Maturity, available for sale investments) plus dividends per share.
2026 Proxy Statement   5
Proxy Statement Summary
Shareholder Outreach
We are committed to ensuring that we understand our shareholders’ priorities and potential concerns, and that our shareholders understand our corporate governance and executive compensation programs. This includes how our executive compensation program rewards the achievement of our strategic objectives and aligns the interests of our Named Executive Officers (as defined herein) and the Company’s shareholders. Periodically, we conduct shareholder outreach and consider input in governance and operations. The appointment of an independent Board Chairman, recruitment of four new independent directors and several new senior executives and the execution of several strategic transactions were reflective of Board and management priorities and shareholder outreach conducted during 2025. There was appreciation among investors for the opportunity to engage in outreach discussions.
2025 Financial Results(1)

Gross Written Premium $17.7 billion	Combined Ratio 98.6%	Attritional Combined Ratio 89.4%(2)(3)

Net Income $1.6 billion Net Operating Income(3) $1.9 billion	Total Shareholder Return(3)(4) 13.1%	Net Operating Income ROE 12.4%(3)
Everest’s 2025 financial performance reflected the strategic steps taken to simplify the company, reshape the portfolio and strengthen its balance sheet. Everest completed its one-renewal casualty insurance remediation in North America, fortified its reserves, obtained an adverse development reinsurance cover for North American insurance liabilities and sold the renewal rights for certain lines of the commercial property and casualty insurance business in the U.S., U.K.,
E.U. and Asia Pacific to AIG. Despite reserve strengthening, $757 million of pre-tax catastrophe losses net of recoveries and reinstatement premiums and costs associated with strategic actions, the Company generated a net operating income return on equity of 12.4% and total shareholder return of 13.1%. On a consolidated basis, Everest increased net operating income by 45% year over year, increased net investment income by $170 million to $2.1 billion and returned $1.1 billion in capital to shareholders in the form of share repurchases and common stock dividends.
The Company’s Reinsurance business had total gross written premiums of approximately $12.8 billion, underwriting income of $972 million and a 91.7% total combined ratio. In the Insurance business, total gross written premiums were
$4.8 billion and total combined ratio was 114.6%.
In 2025, we returned $335 million to shareholders in the form of dividends.
6   2026 Proxy Statement
Proxy Statement Summary
Ratings
A+
A.M. Best
A+
S&P Global
A1
Moody’s

Net Operating Income
USD Millions
$2,776
$1,289
$1,875
2023
2024
2025

Total Shareholder Return
26.5%
9.2%
13.1%
2023
2024
2025

Financial strength ratings as of 12/31/2025
TSR unless otherwise noted herein, means annual growth in book value per common share outstanding (excluding Net Unrealized Depreciation/
appreciation of Fixed Maturity, available for sale investments) plus dividends per share. Net Operating Income, also referred to as after-tax net operating income (loss) is also a non-GAAP measure. Please see Exhibit A for further information.
2026 Proxy Statement   7
Proposal No. 1 — Election of Directors
Proposal No. 1 — Election Of Directors
The Board recommends that you vote FOR the director nominees described below. Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies.
At the 2026 Annual General Meeting (“AGM”), the nominees for director positions are to be elected to serve until the
2027 Annual General Meeting of Shareholders or until their qualified successors are elected or until such director’s office is otherwise vacated. In February 2026, the Nominating and Governance Committee recommended to the Board the nominations of John Amore, William F. Galtney Jr., John A. Graf, Meryl Hartzband, Laura Hay, John Howard, Allan Levine,
Hazel McNeilage, Darryl Page, Roger M. Singer and Jim Williamson, all of whom are currently directors of the Company.
The Board accepted the Nominating and Governance Committee’s recommendations, and each nominee accepted his or her nomination. In light of her decision to retire from the Board, Geraldine Losquadro was not re-nominated for election and her service on the Board will terminate prior to the AGM on May 13, 2026. The Board wishes to thank Ms.
Losquadro for her distinguished service to the Company over the past 12 years.  Additionally, the Board voted to reduce the size of the Board to eleven members following the AGM. It is not expected that any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable prior to the meeting, proxies will be voted for such persons as the Board shall recommend, unless the Board reduces the number of directors accordingly.
There are no arrangements or understandings between any director or any nominee for election as a director and any other person pursuant to which such person was selected as a director or nominee.
Important Factors in Assessing Board Composition
The Nominating and Governance Committee strives to maintain an engaged, independent Board with broad and diverse experience, skills and judgment that is committed to representing the long-term interests of our shareholders. In evaluating director candidates and considering incumbent directors for nomination to the Board, the Nominating and
Governance Committee considers each nominee’s character, independence, leadership, financial literacy, personal and professional accomplishments, industry knowledge and experience.
For incumbent directors, the factors also include attendance and past performance on the Board and its committees.
Each director nominee has a demonstrated record of accomplishment in areas relevant to the Company’s business and qualifications that contribute to the Board’s ability to effectively function in its oversight role.
The Nominating and Governance Committee seeks directors who will bring to the Board a variety of skills, including but not limited to:
•Leadership: Demonstrated ability to hold significant leadership positions and effectively manage complex organizations is important to evaluating and developing key management talent.
•Insurance and/or Reinsurance Industry Experience: Experience in the insurance and/or reinsurance markets is critical to strategic planning and oversight of our business operations.
•Risk Management: Experience in identifying, assessing and managing risks is critical to oversight of current and emerging organizational and systemic risks in order to inform and adapt the Company’s strategic planning.
•Legal/Regulatory: An understanding of both the laws and regulations that impact our heavily regulated industry and the impact of government actions and public policy are important to oversight of insurance operations.
•Finance and Accounting: Financial experience and literacy are essential for understanding and overseeing our financial reporting, investment performance and internal controls to ensure transparency and accuracy and to oversee strategic matters like mergers, acquisitions and divestitures.
•Corporate Governance: Understanding of corporate governance matters is essential to ensuring effective governance of the Company and protecting shareholder interests.
•Business Operations: A practical understanding of developing, implementing and assessing our business operations and processes and experience making strategic decisions, including the assessment of our operating plan, risk management and long-term sustainability strategy, are critical to the oversight of our business.
•Information Technology/Cybersecurity: Comprehensive oversight requires an understanding of information systems, data and technology used in our business operations and processes, the role of data and technology systems (including artificial intelligence and other emerging technologies) in relation to our corporate strategy as well as a recognition of the risk management aspects of cyber risks and cybersecurity.
•International: Experience in and knowledge of global insurance and financial markets are especially important in understanding and reviewing our business and strategy.
8   2026 Proxy Statement
Proposal No. 1 — Election of Directors
In addition to evaluating a director candidate’s technical skills relevant to the success of a large, publicly traded company in today’s business environment, our Board considers additional factors, including candidates’ educational, personal and professional background, their understanding of our business and technology, and the geographic, educational and professional backgrounds, skill sets and perspectives of our Board as a whole. Each director must demonstrate critical thinking skills, clear business ethics, an appreciation for the Company’s cultural values and a commitment to the sustainability of the Company and its business. The Nominating and Governance Committee’s objective is to recommend a group that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound judgment leveraging its experience and perspectives.
Information Concerning Director Nominees
Each nominee’s biography below includes a summary of the key skills and experience of such nominee that contribute to the director’s ability to effectively oversee the Company and act in the long-term best interests of shareholders.
2026 Proxy Statement   9
Proposal No. 1 — Election of Directors
John Amore
Age: 77
Director Since: September 2012
Independent
Committees:
•Compensation
•Nominating and Governance (Chair)
•Risk Management
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance
Industry Experience
•Finance and Accounting
•Corporate Governance
•Business Operations
•Human Capital
Management
•International
•Risk Management
•Legal/Regulatory
•Claims
•Sustainability
Background:
Mr. Amore retired in 2010 from the Group Executive Committee of Zurich
Financial Services Group, now known as Zurich Insurance Group, Ltd.
(“Zurich”), for which he continued to act as a consultant through 2012. From
2004 through 2010, he served as CEO of Zurich’s Global General Insurance business segment after having served as CEO of Zurich’s North America
Corporate business division from 2001 through 2004. He became CEO of
Zurich U.S. in 2000, having previously served as CEO of the Zurich U.S.
Specialties business unit. Before joining Zurich in 1992, he was Vice Chairman of Commerce and Industry Insurance Company, a subsidiary of American
International Group, Inc. (“AIG”). Mr. Amore served as a delegate for the
Geneva Association and is an Overseer Emeritus of the Board of Overseers for
the School of Risk Management, Insurance and Actuarial Science at St. John’s
University in New York and is a member of the Board of Trustees and Finance,
Audit and Investment Committees of Embry-Riddle Aeronautical University.
10   2026 Proxy Statement
Proposal No. 1 — Election of Directors
William F. Galtney Jr.
Age: 73
Director Since: March 1996
Independent
Committees:
•Audit
•Executive
•Nominating and Governance
•Risk Management (Chair)
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance
Industry Experience
•Finance and Accounting
•Investments
•Mergers and Acquisitions
•Corporate Governance
•Business Operations
•Risk Management
•Legal/Regulatory
•International
•Claims
•Marketing and Branding
Background:
Mr. Galtney served as a director of Everest Reinsurance Holdings, Inc. (“Everest
Holdings”), which is now a subsidiary of the Company, from March 1996 to
February 2000. Thereafter he became a director of the Company upon the restructuring of Everest Holdings. Since April 1, 2005, he has been President and CEO of Galtney Group, Inc., a property and casualty healthcare insurance and reinsurance broker. Prior thereto, he was President (from June 2001 until
December 31, 2004) and Chairman (until March 31, 2005) of Gallagher
Healthcare Insurance Services, Inc. (“GHIS”), a wholly-owned subsidiary of
Arthur J. Gallagher & Co. (“Gallagher”). From 1983 until its acquisition by
Gallagher in June 2001, Mr. Galtney was the Chairman and CEO of Healthcare
Insurance Services, Inc. (predecessor to GHIS), a managing general and surplus lines agency previously indirectly owned by The Galtney Group, Inc.
2026 Proxy Statement   11
Proposal No. 1 — Election of Directors
John A. Graf
Age: 66
Director Since: May 2016
Independent Board Chair
Committees:
•Executive
•Investment Policy (Chair)
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance
Industry Experience
•Corporate Governance
•Risk Management
•Finance and Accounting
•Investments
•International
•Business Operations
•Legal/Regulatory
•Mergers & Acquisitions
Background:
Mr. Graf serves as the Non-Executive Vice Chairman of Global Atlantic
Financial Group (“Global Atlantic”) and joined its Board of Directors upon
Global Atlantic’s acquisition of Forethought Financial Group (“Forethought
Financial”) in 2014. He served as Chairman and CEO of Forethought Financial from 2006 to 2014. He serves on the Audit, Risk and Compliance Committees of Global Atlantic. Mr. Graf also serves on the Board of ALM First Financial, a financial services and organization performance company. Until December
2015, he served as a non-executive director of QBE Insurance Group Limited where he chaired the Investment and Personnel Committees. In 2005, he served as Chairman, CEO and President of AXA Financial, Inc. where he also served as Vice Chairman of the Board and President and Chief Operating
Officer of its subsidiaries, AXA Equitable Life Insurance Company and MONY
Life Insurance Company. From 2001 through 2004 he was the Executive Vice
President of Retirement Savings at AIG, as well as Vice Chairman and member of the Board of Directors of AIG, SunAmerica, following AIG’s acquisition of
American General Corporation in 2001, where he served as Vice Chairman.
12   2026 Proxy Statement
Proposal No. 1 — Election of Directors
Meryl Hartzband
Age: 71
Director Since: May 2019
Independent
Committees:
•Audit (Chair)
•Executive
•Investment Policy
•Technology and Cyber
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance
Industry Experience
•Finance and Accounting
•Investments
•International
•Mergers and Acquisitions
•Corporate Governance
•Business Operations
•Legal/Regulatory
•Risk Management
Background:
Ms. Hartzband retired in 2015 as a founding partner of Stone Point Capital
(“Stone Point”), where she also served as the firm’s Chief Investment Officer.
Previously, from 1982 to 1999, she served as Managing Director at J.P.
Morgan & Co., specializing in private equity investments in the financial services industry. Ms. Hartzband currently serves on the Board of Directors at
Conning Holdings, Ltd., a global investment management firm with $214 billion in assets under management, Generali Investment Holdings, a holding company for various asset management firms, and Octagon Credit
Investors, LLC, a CLO manager with $34 billion in assets under management.
She formerly served on the Board of Directors of Greenhill & Co. (which was acquired by Mizuho Financial Group, Inc. in November 2023). She has
previously been a director at The Navigators Group, Inc., Travelers Property
Casualty Corp., AXIS Capital Holdings Limited, ACE Limited and numerous portfolio companies of Stone Point. Ms. Hartzband holds a Bachelor of Arts degree with honors from Cornell University College of Arts and Sciences and a Master of Business Administration with honors in Finance from Columbia
Graduate School of Business.
2026 Proxy Statement   13
Proposal No. 1 — Election of Directors
Laura Hay
Age: 63
Director Since: August 2025
Independent
Committees:
•Audit
•Risk Management
Qualifications and Skills:
•Insurance/Reinsurance
Industry Experience
•Sustainability
•Risk Management
•Legal/Regulatory
•Finance and Accounting
•Corporate Governance
•International
•Mergers & Acquisitions
Background:
Ms. Hay retired as Global Head of Insurance at KPMG LLP in 2023 where she led a global team across 90 countries. Ms. Hay served in various executive leadership positions over the course of her 30-year tenure at KPMG, across audit, advisory, and actuarial services, and was a member of the firm’s
Corporate and Foundation Boards. Ms. Hay has extensive experience serving on public and not-for-profit Boards and currently serves on the
Board of Directors at MetLife, Inc., Hippo Insurance and Girl Scouts of
Greater New York. She holds a B.S. in Mathematics and Statistics from the
University of California, Berkeley, and is a Fellow of the Society of Actuaries
and a Member of the American Academy of Actuaries.
14   2026 Proxy Statement
Proposal No. 1 — Election of Directors
John Howard
Age: 59
Director Since: March 2025
Independent
Committees:
•Audit
•Compensation (Chair)
•Nominating and Governance
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance
Industry Experience
•Finance and Accounting
•Corporate Governance
•Business Operations
•Mergers & Acquisitions
•Risk Management
•Claims
•Investments
Background:
Mr. Howard retired as CEO of Truist Insurance Holdings (“TIH”) in 2025 and
currently serves as Vice Chair of CRC Group, a brokerage and underwriting specialty insurance distributor.  Between December 2019 and May 2024, he served as Chairman and CEO of TIH and as Senior Executive Vice President of
Truist Financial Corporation beginning in August 2021.  Starting in
September 2004, Mr. Howard served in several senior executive positions at
TIH and its predecessors and subsidiaries, including President, Insurance
Services at BISYS Group, Inc., President and Chief Executive Officer at Crump
Group, Inc. and Senior Executive Vice President of Truist Financial
Corporation. Prior to that, Mr. Howard served in executive leadership positions at Prudential Financial, Inc., Conseco, Inc. and General Electric
Company. He currently serves on the Board of Directors of Compre Group, a privately held global specialty reinsurance company. He also serves on the
Council of Insurance Agents and Brokers and The Institutes. Mr. Howard holds a Bachelor of Arts in Economics from Columbia University and a Master of
Business Administration from Duke University, Fuqua School of Business.
2026 Proxy Statement   15
Proposal No. 1 — Election of Directors
Allen Levine
Age: 57
Director Since: June 2025
Independent
Committees:
•Compensation
•Investment Policy
•Risk Management
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance
Industry Experience
•Sustainability
•Risk Management
•Legal/Regulatory
•Finance and Accounting
•Corporate Governance
•Business Operations
•International
•Investments
•Mergers & Acquisitions
Background:
Mr. Levine is Co-Founder and Executive Chairman of Global Atlantic, a
leading insurance company and wholly owned subsidiary of KKR & Co. Inc., where he is a Partner. Between 2013 and 2025, Mr. Levine was Chairman and
CEO of Global Atlantic, where he led the firm’s evolution and growth strategy, achieving significant scale across diverse markets globally and $190B of assets under management. Mr. Levine currently serves on the Board of
Directors at the American Council of Life Insurers, the Advisory Board for the
Tamer Center for Social Enterprise at Columbia Business School and the
Board of the Nantucket Boys & Girls Club. Additionally, Mr. Levine has served as Director at Partnership for New York City since 2017. Prior to that, he served as CEO of Goldman Sachs Reinsurance Group from 1997 to 2013, where Global Atlantic was established. He served on the Board of Directors at
Essent Group, Ltd. from 2000 to 2025 and on Essent US Holdings, Inc. from
2009 to 2019. Mr. Levine holds a B.S. from Miami University (Ohio) and an
M.B.A. from Columbia Business School.
16   2026 Proxy Statement
Proposal No. 1 — Election of Directors
Hazel McNeilage
Age: 69
Director Since: November 2022
Independent
Committees:
•Audit
•Risk Management
•Technology and Cyber (Chair)
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance
Industry Experience
•International
•Information Technology/
Cybersecurity
•Finance and Accounting
•Human Capital
Management
•Investments
•Corporate Governance
•Business Operations
•Legal/Regulatory
•Risk Management
•Sustainability
Background:
Ms. McNeilage retired as the Regional Managing Director, EMEA of
Northern Trust Asset Management, a role in which she served from
2015-2018.  She also served as Director of Northern Trust Global Investment
Ltd. Previously, she held various executive roles in global investment management at Principal Financial, including Global Head of Distribution and Head of International Investments, and she was part of the executive team that successfully navigated the business through the financial crisis.
Earlier in her career, Ms. McNeilage served as Head of Investment
Consulting for Asia Pacific with Towers Perrin. She currently serves as an independent non-executive director and Chair of the Human Capital &
Compensation Committee of Reinsurance Group of America (“RGA”). She
also serves on the boards of directors of RGA’s Bermuda based subsidiaries,
RGA Americas Reinsurance Company Ltd. and RGA Global Reinsurance
Company Ltd. She was formerly a director of AITi Global, previously
Alvarium Tiedemann Holdings and on the advisory board of 9th Gear
Technologies. Ms. McNeilage is a Fellow of both the Institute and Faculty of
Actuaries (UK) and the Institute of Actuaries of Australia. She earned certificates from Carnegie Mellon University and Harvard University in cybersecurity, a certificate from Massachusetts Institute of Technology in artificial intelligence, and she is a Board Leadership Fellow of the National
Association of Corporate Directors. Ms. McNeilage earned a Bachelor of
Science (Hons.) degree from the University of Lancaster, England.
2026 Proxy Statement   17
Proposal No. 1 — Election of Directors
Darryl Page
Age: 65
Director Since: May 2025
Independent
Committees:
•Audit
•Risk Management
•Technology and Cyber
Qualifications and Skills:
•Executive Leadership
•Insurance Industry
Experience
•Claims
•Human Capital
Management
•Risk Management
•Legal/Regulatory
•Corporate Governance
•Business Operations
•International
•Investments
•Mergers & Acquisitions
Background:
Prior to retiring in 2025, Mr. Page served as Vice President and Chief Culture
Officer of Chubb Ltd. (“Chubb”) starting in January 2023.  Prior to that, he served as Division President of International Personal Lines at Chubb between
2012 and 2022 where he led a profitable, multi-billion-dollar portfolio and operations in 52 countries, driving the company’s international insurance expansion across Europe, Latin America and Asia. Mr. Page also established and led the agency distribution strategy for Chubb Overseas General, generating over a billion dollars in profitable growth. Previously, Mr. Page served in various insurance leadership positions, including as the President of
Personal Insurance at Fireman’s Fund, an Allianz Company, as well as at
Allstate, where he spent three decades across underwriting product management, distribution, and general management. He currently serves as a
Trustee, Treasurer and Chair-Elect on the Board of Dominican University of
California, and he holds a BS, Economics from Santa Clara University.
18   2026 Proxy Statement
Proposal No. 1 — Election of Directors
Roger M. Singer
Age: 79
Director Since: February 2010
Independent
Committees:
•Audit
•Compensation
•Nominating and Governance
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance
Industry Experience
•Corporate Governance
•Finance and Accounting
•International
•Legal/Regulatory
•Mergers & Acquisitions
•Claims
•Business Operations
Background:
Mr. Singer was elected as director of Everest Reinsurance (Bermuda), Ltd.
(“Bermuda Re”) and Everest International Reinsurance, Ltd. (“International Re”),
both Bermuda subsidiaries of the Company, on January 17, 2012. Mr. Singer,
currently retired, was the Senior Vice President, General Counsel, and
Secretary to OneBeacon Insurance Group LLC (formerly known as CGU
Corporation) and its predecessors, CGU Corporation and Commercial Union
Corporation, from August 1989 through December 2005. He continued to serve as director and consultant to OneBeacon Insurance Group LLC and its twelve subsidiary insurance companies through 2006. Mr. Singer served with the Commonwealth of Massachusetts as the Commissioner of Insurance from
July 1987 through July 1989 and as First Deputy Commissioner of Insurance from February 1985 through July 1987. He has also held various positions in state and federal government, including Assistant Secretary, Office of Consumer Affairs and Business Regulation, Commonwealth of
Massachusetts, Assistant Attorney General, Office of the Massachusetts
Attorney General and Staff Attorney, Federal Trade Commission.
2026 Proxy Statement   19
Proposal No. 1 — Election of Directors
Jim Williamson,
President & CEO
Age: 52
Director Since: January 2025
Non-Independent
Committees:
•Executive
•Investment Policy
•Risk Management
•Technology and Cyber
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance
Industry Experience
•International
•Finance and Accounting
•Risk Management
•Business Operations
•Legal/Regulatory
•Mergers and Acquisitions
•Claims
•Marketing and Branding
Background:
Mr. Williamson has served as President and Chief Executive Officer of the
Company since January 2025. Previously, Mr. Williamson served as Executive
Vice President  and Group Chief Operating Officer of the Company, a position he held since joining Everest in 2020. In May 2021, Mr. Williamson also took on additional responsibilities as Head of Reinsurance for Everest and in March
2024, his role was expanded to include leadership of Everest’s global reinsurance and insurance businesses. In April 2024, Mr. Williamson was elected as the Chair of the Reinsurance Association of America. Prior to joining
Everest, Mr. Williamson spent seven years with Chubb in various positions, including as Division President, North America Small Business from January
2016 until September 2020. Mr. Williamson also spent over eight years at The
Hartford Financial Services Group, Inc. (“The Hartford”), where he began his insurance career as a casualty underwriter and later led the underwriting and service operation for the small business insurance franchise. Over the years, at
The Hartford, Chubb and now Everest, Mr. Williamson has worked in all aspects of the property and casualty, commercial and consumer lines industry, both in the United States and internationally, running large and successful businesses. He has also had functional responsibilities for actuarial, technology and claims organizations during his career. Mr. Williamson holds an Master of
Business Administration from The Wharton School at the University of
Pennsylvania and a Bachelor of Science degree from Bryant University.
20   2026 Proxy Statement
Proposal No. 2 — Appointment of Independent Auditors
Proposal No. 2 — Appointment Of Independent Auditors
The Board recommends that you vote FOR the appointment of KPMG, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2026 and the authorization of the
Board acting by the Audit Committee of the Board to determine the independent auditor’s remuneration. Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies.
The Audit Committee has evaluated the qualifications and independence of KPMG and has recommended their appointment as the Company’s independent auditor for the fiscal year ending December 31, 2026. In making its recommendation, the Audit Committee has reviewed both the audit scope and estimated fees for professional services for the coming year. Representatives of KPMG will be present at the 2026 AGM, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.
2026 Proxy Statement   21
Proposal No. 3 — Non-Binding Advisory Vote on Executive Compensation
Proposal No. 3 — Non-Binding Advisory Vote On Executive
Compensation
The Board recommends that you vote FOR the non-binding advisory approval of the Named Executive Officers’
compensation. Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies. Proxies given by beneficial holders to shareholders of record may not be so voted unless beneficial holders specify a vote in their proxies.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act.
As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis”, the
Company’s executive compensation program is designed to attract, reward and retain talented executives whose abilities are critical to the success of the Company and its long-term goals of profitability and strong shareholder returns. Please read the “Compensation Discussion and Analysis” section for additional details about our executive compensation programs, including information about the fiscal year 2025 compensation of our Named Executive Officers.
Shareholders are being asked to indicate their support for the Company’s Named Executive Officer compensation as described in this Proxy Statement, which includes the “Compensation Discussion and Analysis” section and the compensation tables and related narrative disclosure. This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to express their views on our Named Executive Officers’ compensation. In 2025, this proposal received the support of 94% of votes cast. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Board recommends that you vote “FOR” on an advisory basis the compensation of the Named Executive Officers.
The Company annually presents its shareholders with a say on pay proposal. The next non-binding, advisory vote on
NEO compensation will be held at the Annual General Meeting in 2027.
You have the opportunity to vote for, against or abstain from voting on the following resolution related to executive compensation:
RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.
The say on pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the
Board. However, the Board and the Compensation Committee value the opinions of the Company’s shareholders and will review the voting results and consider shareholder concerns.
(1) 271,222 Common Shares (included in this total) were granted after December 31, 2025 subject to awards under the 2020 Plan and 2003 Director Plan granted in February 2026. All outstanding awards are in the form of restricted share awards and performance share units.  For the avoidance of doubt, there are no outstanding stock options or stock appreciation rights (“SARs”) and there are no outstanding awards under the 2009 Director Plan. For additional information regarding outstanding awards under the Company’s equity compensation plans as of December 31, 2025, please refer to the section of this proxy statement below titled “Securities Authorized for Issuance under Equity Compensation Plans.”
(2) Amount reflects Total Shares Available for Grant after the issuance 213,350 restricted share awards under the 2020 Plan, 10,560 restricted share awards under the 2003 Director Plan and 47,312 performance share units at target performance level under the 2020 Plan, all of which were granted after
December 31, 2025.
22   2026 Proxy Statement
Proposal No. 4 — Amendment to the 2020 Stock Incentive Plan
Proposal No. 4 — Approval Of An Amendment To The Everest
Group, Ltd. 2020 Stock Incentive Plan.
The Board recommends that you vote FOR the approval of the First Amendment to the Everest Group, Ltd. 2020 Stock
Incentive Plan to be effective upon shareholder approval. Proxies given by shareholders of record will be so voted unless the shareholders specify otherwise in their proxies. Proxies given by beneficial holders to shareholders of record may not be so voted unless beneficial holders specify a vote for approval in their proxies.
The Everest Group, Ltd. 2020 Stock Incentive Plan (the “2020 Plan”) was first adopted by the Board on February 27, 2020 and approved by the Company’s shareholders on May 11, 2020.
On February 26, 2026, the Board adopted the First Amendment to the Everest Group, Ltd. 2020 Stock Incentive Plan (the
“First Amendment”), subject to approval by the Company’s shareholders. The First Amendment will become effective immediately upon approval by the shareholders. The Board adopted the First Amendment to increase the number of shares of Common Stock available for issuance under the 2020 Plan (the 2020 Plan, as amended by the First
Amendment, the “Amended Plan”). If the First Amendment is approved by the Company’s shareholders, the number of
Common Shares available for delivery under the Amended Plan as of March 16, 2026 will increase by 812,000 shares from 233,455 to 1,045,455.  The anticipated practical impact of this increase will be to allow the Board to continue to grant awards under the Amended Plan for approximately three to four years without need for further amendment. This estimate is based on the Company’s three-year average annual rate of grants of 255,148 Common Shares per year, and assumes that future grants will be generally consistent with past practice, and adjusted to reflect anticipated changes to the Company’s business. The actual number of years for which the additional Common Shares will be sufficient may be influenced by various factors, including changes in our grant practices, business and market conditions, our stock price, and tax, legal and regulatory developments.
The Board recommends shareholders approve the First Amendment, because the Board believes it is important for employees and others providing services to the Company and its subsidiaries to have an equity interest in the Company so that their interests are aligned with shareholder interests. Following approval by the shareholders, the Company intends to register the shares issued under the First Amendment with the U.S. Securities and Exchange Commission (the
“SEC”). On March 16, 2026, the closing sale price of the Common Shares as reported on the New York Stock Exchange was $320.52 per share.
Modest Shareholder Dilution1
The following table shows the Company’s potential dilution (referred to as “overhang”) levels, based on the Company’s
“Total Potential Overhang,” which includes our request for 812,000 Common Shares to be approved for grants under the
Amended Plan, and our “Common Shares Outstanding.” These requested shares represent approximately 4.30% of our outstanding Common Shares, calculated as described in the table below. All data in the table is based upon shares remaining available for grant under the 2020 Plan, the Company’s 2009 Stock Option and Restricted Stock Plan for Non-
Employee Directors (the “2009 Director Plan”) and the Company’s 2003 Non-Employee Director Equity Compensation
Plan, as amended, (the “2003 Director Plan”) and awards issued and outstanding under the 2020 Plan and 2003 Director
Plan, in each case as of March 16, 2026:

Total Equity Grants Outstanding[1]	610,108
Total Shares Available for Grant[2]	510,029
Additional Shares Requested	812,000
Total Potential Overhang	1,932,137
Common Shares Outstanding	44,886,259
Potential Dilution of 1,932,137 Additional Common Shares as a Percentage of Common Shares Outstanding	4.30%
Market Closing Price of Common Stock	$320.52
2026 Proxy Statement   23
Proposal No. 4 — Amendment to the 2020 Stock Incentive Plan
The following summary of the material terms of the Amended Plan is qualified in its entirety by the full text of the
Amendment, a copy of which is attached as Appendix B to this Proxy Statement, and the 2020 Plan which was filed as
Appendix A to the 2020 Proxy Statement on April 9, 2020.
Amended Plan Highlights
Plan Administration
The Amended Plan is administered by a committee of the Board (the “Committee”), which is required under the terms of the Amended Plan to consist of two or more non-employee directors. The Board has designated the Compensation
Committee as the Committee to administer the Amended Plan. The Committee has the authority to grant any type or combination of types of awards under the Amended Plan.
The Committee may delegate all or any portion of its responsibilities or powers under the Amended Plan to persons selected by it. The Committee may also delegate to officers of the Company discretionary authority with respect to substantial decisions or functions regarding the Amended Plan or awards, including decisions regarding the timing, eligibility, pricing, amount or other terms of an award, provided such awards are not made to insiders, who are defined as persons subject to Section 16 of the Exchange Act.
Eligibility
Awards may be granted under the Amended Plan to any person, including any director of the Company, who is an employee of the Company or certain of its subsidiaries or a consultant or advisor who (other than non-employee directors) provides bona fide services for the Company or certain of its subsidiaries, provided that such services are not in connection with the offer or sale of securities of the Company or certain of its subsidiaries in a capital raising transaction. The Committee selects who will receive awards, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards.
General
The Amended Plan provides for the grant of non-qualified and incentive stock options, stock appreciation rights
(“SARs”), restricted stock, and stock awards. The purpose of the Amended Plan, and the First Amendment in particular, is to benefit the Company, its subsidiaries and its shareholders by encouraging high levels of performance by individuals who are key to the success of the Company and its subsidiaries and to enable the Company to attract, motivate and retain talented and experienced individuals essential to its success.
As of March 16, 2026, approximately 1,000 employees of the Company would be eligible to receive awards under the
Amended Plan, subject to the power of the Committee to determine the eligible employees and other persons to whom awards would be granted. As of March 16, 2026, the total number of shares that may be granted under the Amended
Plan, following the First Amendment is 1,045,455, including an additional 812,000 shares made available for issuance pursuant to the First Amendment. Any shares allocated to an award under the Amended Plan that expires, lapses or is forfeited or terminated for any reason without issuance of the shares will be available for new awards to be granted under the Amended Plan. However, shares subject to an award under the Amended Plan may not again be made available for issuance if such shares are: (i) shares used to satisfy the applicable tax withholding obligation; (ii) shares tendered as payment for an option exercise; (iii) shares repurchased by the Company using stock option exercise proceeds; or (iv) shares that were subject to a share-settled SAR and were not issued or delivered upon the net settlement of such SAR. No awards may be granted under the Amended Plan after the ten-year anniversary of the effective date of the 2020 Plan (i.e., the date that shareholders approved the 2020 Plan).
The following additional limitations will apply to awards under the Amended Plan: (1) no more than 350,000 shares may be issued for options and SARs granted to any one individual in any calendar year; (2) no more than 1,000,000 shares may be issued for options intended to be Incentive Stock Options; and (3) for restricted stock, stock awards and performance stock awards, no more than 350,000 shares of stock may be delivered pursuant to such awards granted to any one participant during any one calendar-year period.
Further, any benefits granted under the Amended Plan under any award may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant except (i) with regard to death, disability, termination of employment and/or change of control, and (ii) up to 5% of the aggregate number of shares authorized for issuance under the Amended Plan may be issued pursuant to awards subject to any, or no, vesting conditions, as the
Committee determines appropriate.
The shares with respect to which awards may be made under the Amended Plan may be shares that are currently authorized but unissued, or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
The Committee may grant any combination of stock options (both incentive and non-qualified), SARs, restricted stock or stock awards. The number of shares subject to an award and any other restrictions that are deemed appropriate by the
24   2026 Proxy Statement
Proposal No. 4 — Amendment to the 2020 Stock Incentive Plan
Committee for a particular type of award, to particular individuals or in particular circumstances, will be included in the individual award document reflecting the grant of the award to the recipient and setting forth specific terms and conditions of the award (the “Award Agreement”).
The Amended Plan contains provisions relating to adjustments of the terms of outstanding awards to reflect changes in the Company’s capitalization or shares or the occurrence of specified events. The number of shares that may be acquired under the Amended Plan, the maximum number of shares that may be delivered pursuant to awards, and such other terms as are necessarily affected by such specified events are subject to equitable adjustment in the event of a stock dividend, stock split, recapitalization, merger, consolidation (whether or not Everest Group, Ltd. is the surviving corporation), reorganization, combination or exchange of Shares or similar events.
Except as otherwise provided by the Committee, awards under the Amended Plan will only be transferable to the extent designated by the participant by will or by laws of descent and distribution.
Stock Options
The Committee may grant options to purchase shares which may be either incentive stock options or non-qualified stock options. The exercise price of shares under each option will be equal to the fair market value of a share on the date the option is granted (which is generally defined as the average of the highest and lowest trading price on the relevant date).
Except for reductions approved by our shareholders or adjustment for business combinations, the exercise price of a stock option may not be decreased after the date of grant nor may a stock option be surrendered to us as consideration for the grant of a replacement stock option with a lower exercise price. Except as approved by our shareholders, stock options granted under the Amended Plan may not be surrendered to the Company in consideration for a cash payment or grant of any other award if, at the time of such surrender, the exercise price of the option is greater than the then current fair market value of the share. Options granted under the Amended Plan will be exercisable in accordance with the terms established by the Committee. The full purchase price of each share purchased upon the exercise of any option must be paid at the time of exercise pursuant to one of the methods described below. The Committee, in its discretion, may impose such conditions, restrictions and contingencies on shares acquired pursuant to the exercise of an option as the Committee determines to be desirable.
Stock Appreciation Rights
The Committee may grant an SAR in connection with all or any portion of an option as well as independent of any option grant. An SAR entitles the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Committee, which exercise price will be equal to the fair market value of the shares of Stock at the time the stock appreciation right is granted. The excess amount will be payable in shares, in cash or in a combination thereof, as determined by the Committee. Except for reductions approved by our shareholders or adjustment for business combinations, the exercise price of a stock appreciation right may not be decreased after the date of grant nor may a stock appreciation right be surrendered to us as consideration for the grant of a replacement stock appreciation right with a lower exercise price. Except as approved by our shareholders, stock appreciation rights granted under the Amended Plan may not be surrendered to the Company in consideration for a cash payment or grant of any other award if, at the time of such surrender, the exercise price of the stock appreciation right is greater than the then current fair market value of the share. The Committee, in its discretion, may impose such conditions, restrictions and contingencies on the shares acquired pursuant to the exercise of an SAR as the Committee determines to be desirable.
Stock Awards
The Committee may grant of one or more shares of stock or a right to receive one or more shares of stock in the future, subject to one or more of the following as determined by the Committee:
•The Committee may grant Stock Awards that are contingent on the achievement of performance or other objectives during a specified period.
•The Committee may grant Stock Awards subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.
Any Stock Awards will be subject to such other conditions, restrictions and contingencies as the Committee determines.
Payment Provisions
The Amended Plan permits the payment of the option exercise price or award price in cash or, at the Committee’s discretion, with shares valued at their fair market value, or with a combination of such shares and cash. Shares may only be used for payment, however, if they have been held by the participant for at least six months and meet any other requirements established by the Committee. Other lawful consideration may also be applied to the purchase or exercise price of an award under the Amended Plan, to the extent authorized by the Committee and as may be permitted under relevant state or Bermuda law. The Amended Plan also permits payment of the exercise price in accordance with a
2026 Proxy Statement   25
Proposal No. 4 — Amendment to the 2020 Stock Incentive Plan
cashless exercise program under which, pursuant to a recipient’s direction, shares are issued directly to the recipient’s broker or dealer upon receipt of the exercise price in cash from the broker or dealer.
Shares held by a participant may also be used to discharge tax withholding obligations related to the exercise of options or the receipt of other awards to the extent authorized by the Committee.
Change of Control
In the event of a “Change of Control” of the Company (as defined in the Amended Plan), in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its sole discretion, recommend that the Board takes any of the following actions as a result, or in anticipation, of any such event to assure fair and equitable treatment of participants:
•accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding award made pursuant to the Amended Plan;
•offer to purchase any outstanding award made pursuant to the Amended Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or
•make adjustments or modifications to outstanding awards as the Committee deems appropriate to maintain and protect the rights and interests of participants following such Change of Control.
Any such action approved by the Board shall be conclusive and binding on the Company and all participants.
Amendment and Termination
The Board may at any time amend, suspend or discontinue the Amended Plan, in whole or in part. The Committee may at any time alter or amend any or all Award Agreements under the Amended Plan to the extent permitted by law, but no such alteration or amendment shall impair the rights of any holder of an award without the holder’s consent.
United States Income Tax Consequences of the Amended Plan
The following paragraphs provide a general summary of the U.S. federal income tax consequences of the Amended Plan based upon current law, which is subject to change. State, local or foreign tax consequences are beyond the scope of this summary. In addition, this summary is necessarily general and does not describe all possible federal income tax effects to particular recipients of awards under the Amended Plan or to the Company in all circumstances.
Non-qualified Stock Options
The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. Special rules will apply if the participant uses previously owned shares to pay some or all of the option exercise price.
Incentive Stock Options
The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). Special rules will apply if the participant uses previously owned shares to pay some or all of the option exercise price.
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any
26   2026 Proxy Statement
Proposal No. 4 — Amendment to the 2020 Stock Incentive Plan
additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Stock Appreciation Rights
The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Stock Awards
A participant who has been granted a stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, if the grant is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of other objectives, assuming that the restrictions constitute a “substantial risk of forfeiture”
for U.S. income tax purposes. Upon the later of the delivery of or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.
Withholding of Taxes
The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements. The shares withheld from awards may generally only be used to satisfy the Company’s minimum statutory withholding obligation.
Tax Deduction
Everest Group, Ltd. is not subject to U.S. income taxes. However, if an award is granted to a participant employed by a subsidiary that is a U.S. taxpayer, the subsidiary will be entitled to a deduction equal to the amount of income includible in the participant’s income provided that such amount constitutes an ordinary and necessary business expense to the subsidiary and is reasonable in amount.
A U.S. income tax deduction will generally be unavailable for annual compensation in excess of $1 million paid to any of the five most highly compensated officers of a public corporation.
Certain awards under the Amended Plan may be subject to tax rules that apply to nonqualified deferred compensation plans. If an award is subject to those rules, and fails to conform to them, the recipient may have accelerated recognition of taxable income, and may also become liable for interest and tax penalties. Failure to satisfy the rules will not have an adverse tax effect on the Company. The Company intends that, to the extent that awards are subject to the deferred compensation rules, the awards will be structured to satisfy those rules.
Change of Control
Any acceleration of the vesting or payment of awards under the Amended Plan in the event of a Change of Control in the
Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the
Code, which may subject the participant to a 20% excise tax and preclude deduction by a subsidiary.
Tax Advice
The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Amended Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Amended Plan.
The Company is not providing, and cannot provide tax advice to participants, and therefore advises participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
ERISA
The Amended Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended and is not intended to be qualified under Section 401 of the Internal Revenue Code.
This summary of the Amended Plan is qualified in its entirety by the full text of the Amended Plan, a copy of which is attached as Appendix B to this Proxy Statement.
(1) Includes outstanding performance share units as of December 31, 2025
(2) Includes 257,408 shares related to previous grants under the 2020 Plan that were forfeited by participants and became eligible for future issuance under the terms of the 2020 Plan
(2)
2026 Proxy Statement   27
Proposal No. 4 — Amendment to the 2020 Stock Incentive Plan
Registration of Common Shares issued under the Amended Plan
The Company intends that the additional Common Shares covered by the First Amendment will be registered under the
Securities Act of 1933, as amended. Such registration will, in most cases, permit the unrestricted resale in the public market of shares issued pursuant to the Amended Plan.
New Plan Benefits
Because benefits under the Amended Plan are discretionary and depend on the Compensation Committee’s actions and the fair market value of the Company’s Common Shares at various future dates, it is not possible to determine at this time all of the benefits that might be received by employees, directors and consultants if the First Amendment is approved by stockholders.
Securities Authorized for Issuance under Equity Compensation Plans
The following table summarizes, as of December 31, 2025, information about compensation plans under which securities of the Company are authorized for issuance, including the summary of awards granted and Common Shares available for issuance under the 2020 Plan:

Equity Compensation Plan Information
Plan Category	Column A	Column B	Column C
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, of warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column A)
Equity Compensation Plans Approved by Shareholders
2020 Stock Incentive Plan	36,237[1]	N/A	481,061[2]
2009 Stock Option and Restricted Stock Plan for Non-Employee Directors	0	N/A	34,617
2003 Non-Employee Director Equity Compensation Plan, as amended	0	N/A	252,793
2025 Employee Stock Purchase Plan	0	N/A	500,000
Equity Compensation Plans Not Approved by Shareholders
None
28   2026 Proxy Statement
The Board of Directors and its Committees
The Board Of Directors And Its Committees
The Board of Directors: Key Skills & Experience

	John Amore	William F. Galtney Jr.	John A. Graf	Meryl Hartzband	Laura Hay	John Howard	Allan Levine	Hazel McNeilage	Darryl Page	Roger M. Singer	Jim Williamson
Executive Leadership	•	•	•	•		•	•	•	•	•	•
Insurance Industry Experience	•	•	•	•	•	•	•	•	•	•	•
Reinsurance Industry Experience	•	•	•	•	•	•	•	•		•	•
Claims	•	•				•			•	•	•
Human Capital Management	•							•	•
Sustainability	•				•		•	•
Risk Management	•	•	•	•	•	•	•	•	•		•
Legal/ Regulatory	•	•	•	•	•		•	•	•	•	•
Finance and Accounting	•	•	•	•	•	•	•	•		•	•
Corporate Governance	•	•	•	•	•	•	•	•	•	•
Business Operations	•	•	•	•		•	•	•	•	•	•
International	•	•	•	•	•		•	•	•	•	•
Investments		•	•	•		•	•	•	•
Mergers & Acquisitions		•	•	•	•	•	•		•	•	•
Information Technology/ Cybersecurity								•
Marketing & Branding		•									•

Director Tenure

3
6
2
0-4 Years
5-10 Years
10+ Years

Director Age

3
4
4
51-60 Years
61-70 Years
71+ Years

2026 Proxy Statement   29
The Board of Directors and its Committees
Corporate Governance
The Company’s commitment to strong corporate governance helps us compete effectively, sustain our success amid volatile operating conditions and build long-term shareholder value.
Role of the Board
Governance is a continuing focus at the Company, starting with the Board and extending to management and all employees. The Board reviews the Company’s policies and business strategies and advises and counsels the CEO and the other executive officers who manage the Company’s businesses. In addition, we solicit feedback from our shareholders and engage in discussions with various other stakeholders on governance issues and improvements.
Board Committees and Their Roles
The Board conducts its business through its meetings and meetings of its committees. The Board maintains Audit,
Nominating and Governance, Compensation, Executive, Investment Policy, Risk Management and Technology and
Cyber Committees. NYSE listing standards require that each of the Audit, Compensation and Nominating and
Governance Committees consist entirely of independent directors with written charters addressing such committee’s purpose and responsibilities and that the performance of such committees be evaluated annually.
•Audit Committee
The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements, the
Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s internal audit function.
•Compensation Committee
The Compensation Committee is primarily responsible for discharging the Board’s responsibilities relating to the compensation of the Company’s officers at the level of Senior Vice President and above, as well as the
Treasurer, Secretary and Chief Internal Audit Officer; reviewing the Compensation Discussion and Analysis with management; and evaluating whether compensation arrangements create risks to the Company. The
Compensation Committee Charter further includes oversight of human capital management as part of the
Compensation Committee’s responsibilities.
•Executive Committee
The Executive Committee was created to engage in special projects at the behest of the full Board, as well as serve as the Board’s delegated representative on emergent matters when a full convening of the Board is impractical.
•Nominating and Governance
The Nominating and Governance Committee is charged with annually determining the appropriate size of the
Board, identifying individuals qualified to become new Board members consistent with the criteria adopted by the Board in the Corporate Governance Guidelines, recommending to the Board the director nominees for the next annual meeting of shareholders, annually evaluating and recommending to the Board any appropriate changes to the Corporate Governance Guidelines and overseeing the Company’s strategy and policies regarding environmental and social risks, stewardship and sustainability. The Nominating and Governance
Committee also reviews the Board’s governance standards to ensure that they continue to reflect best practices as articulated by shareholders, observed in peer practices and recommended by advisors.
•Investment Policy Committee
The Investment Policy Committee oversees asset allocation and the selection of external investment managers, as well as the overall risk profile of the Company’s portfolio. It further oversees the performance of the
Company’s investment portfolio.
•Risk Management Committee
The Risk Management Committee (the “Risk Committee”) was created to oversee the Company’s Enterprise Risk
Management (“ERM”) practices and principles, including identifying, monitoring and overseeing the overall risk management functions of the Company, establishing the Company’s risk appetite and tolerance levels and reviewing the Company’s assessment of operational risks. The Risk Committee fosters discussion among executives and directors on complex underwriting opportunities, strategy, product development, loss mitigation and hedging strategies as well as emerging risks.
•Technology and Cyber Committee
The primary purpose of the Technology and Cyber Committee is to assist the Board in its oversight of information technology governance, strategy, delivery and risk management, including cybersecurity, artificial intelligence and data privacy.
30   2026 Proxy Statement
The Board of Directors and its Committees
The Board operates its committees in a collaborative fashion, with meetings of each committee generally being open to informational attendance by non-committee Board members and executives. This fosters rigorous discussion, cross-
committee information sharing and risk identification and allows for better-informed oversight.
Membership on Board Committees

Name	Audit	Compensation	Executive	Investment Policy	Nominating and Governance	Risk Management	Technology and Cyber
John Amore*		•			CHAIR	•
William F. Galtney Jr.*	•		•		•	CHAIR
John A. Graf*			•	CHAIR
Meryl Hartzband*	CHAIR		•	•			•
Laura Hay*	•					•
John Howard*	•	CHAIR			•
Allan Levine*		•		•		•
Hazel McNeilage*	•					•	CHAIR
Darryl Page*	•					•	•
Roger M. Singer*	•	•			•
Jim Williamson			•	•		•	•
2025 Meetings	4	5	0	4	4	4	4
*Denotes independent director
During fiscal year 2025, the Board held four regularly scheduled meetings. Each then serving director attended at least
75% of the total number of meetings of the Board and meetings of all committees of the Board on which the director served, other than Ms. Hay who only served on the Board for four months in 2025. Due to joining after mid-year and scheduling conflicts with the 2025 meeting calendar set by the Company in a prior year, her attendance was below 75%.
The directors are expected to attend the Annual General Meeting pursuant to the Company’s Corporate Governance
Guidelines. All then serving directors attended the 2025 Annual General Meeting of Shareholders.
Director Independence
The criteria for determining director “independence” are the director independence requirements set forth by the NYSE, as incorporated into our Corporate Governance Guidelines, which can be found on our Company website at https://
www.everestglobal.com/us-en/investor-relations/governance. No director shall be deemed to be “independent” unless the Board shall have affirmatively determined that no material relationship exists between such director and the
Company other than the director’s service as a member of the Board or any Board committee of the Company or its subsidiaries.
Enhanced Audit Committee Independence Requirements
The members of our Audit Committee must meet the following additional independence requirements:
•no director who is a member of the Audit Committee will be deemed independent if such director is affiliated with the Company or any of its subsidiaries in any capacity, other than in such director’s capacity as a member of our Board, the Audit Committee or any other Board committee or as an independent subsidiary director; and
•no director who is a member of the Audit Committee will be deemed independent if such director receives, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees received in such director’s capacity as a member of our Board, the Audit
Committee or any other Board committee, or as an independent director of any subsidiary of the Company and fixed amounts of compensation under a retirement plan, including deferred compensation, for prior service with the Company (provided such compensation is not contingent in any way on continued service).
2026 Proxy Statement   31
The Board of Directors and its Committees
Enhanced Compensation Committee Independence Requirements
The members of our Compensation Committee must meet the following additional independence requirements:
•no director shall be considered independent who:
i.is currently an officer (as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934 (the “Exchange
Act”)) of the Company or any subsidiary of the Company, or is otherwise employed by the Company or any subsidiary of the Company;
ii.receives compensation, either directly or indirectly, from the Company or any subsidiary of the
Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to
Item 404(a) of Regulation S-K; or
iii.possesses an interest in any other transaction for which disclosure would be required pursuant to Item
404(a) of Regulation S-K.
In assessing the independence of members of the Compensation Committee, the Board will consider all factors specifically relevant to determining whether a director has a relationship with the Company that is material to such member’s ability to be independent from management in connection with his or her duties, including but not limited to
(i) the source of his or her compensation, including any consulting, advisory, or other compensatory fee paid by the
Company to such director and (ii) whether such director is affiliated with the Company, any subsidiary of the Company or an affiliate of any subsidiary of the Company.
Independence Determination
Our Board has affirmatively determined that Mses. Hartzband, Hay and McNeilage and Messrs. Amore, Galtney, Graf,
Howard, Levine, Page and Singer each meet the criteria for independence for Board members referred to above.
Moreover, all members of the Audit Committee and Compensation Committee meet the further requirements for independence set forth with respect to those committees.
The Board considered whether these directors had any material relationships with the Company, its affiliates or the
Company’s external auditor and concluded that none of them had a relationship that impaired his or her independence.
The Board based its determination on personal discussions with the directors and a review of each director’s responses to an annual questionnaire. The questionnaire responses form the basis for reviewing a director’s financial transactions involving the Company that are disclosed by a director, regardless of the amounts involved in any such transaction. This annual review is performed in compliance with the Company’s Bye-laws and the Bermuda Companies Act 1981, and the resulting independence determinations are approved by resolution of the Board. Directors are also subject to the
Company’s Ethics Guidelines, which require full and timely disclosure to the Company of any situation that may result in a conflict or appearance of a conflict.
Additionally, in accordance with our Corporate Governance Guidelines and the disclosure requirements set forth in Bye-
law 21(b) of the Company’s Bye-laws (which in turn requires compliance with the Bermuda Companies Act 1981), each director must disclose to the other directors any potential conflicts of interest he or she may have with respect to any matter under discussion. If a director is disqualified because of a conflict, he or she must refrain from voting on a matter in which he or she may have a material interest.
32   2026 Proxy Statement
Board Committees
Board Committees
Audit Committee
The principal purposes of the Company’s Audit Committee, as set forth in its Charter, are to oversee the integrity of the
Company’s financial statements and the Company’s compliance with legal and regulatory requirements, oversee the independent registered public accounting firm, evaluate the independent registered public accounting firm’s qualifications and independence and oversee the performance of the Company’s internal audit function. The Company’s
Chief Internal Audit Officer reports directly to the Chair of the Audit Committee. The Audit Committee meets with the
Company’s management, Chief Internal Audit Officer and the independent registered public accounting firm, both separately and together, to review the Company’s internal control over financial reporting and financial statements, audit findings and significant accounting and reporting issues. The Audit Committee reviews its Charter annually and revises it as necessary to comply with all applicable laws, rules and regulations. The Audit Committee Charter is available on the
Company’s website at https://www.everestglobal.com/us-en/investor-relations/governance.
No member of the Audit Committee may serve on the Audit Committee of more than two other public companies unless the Board has determined that such service will not affect such member’s ability to serve on the Company’s Audit
Committee.
Based upon their significant financial experience gained in various leadership and operational roles regarding financial assessment and reporting, the Board has determined that all members of the Audit Committee are financially literate and qualify as “audit committee financial experts,” as defined by the rules of the SEC, have accounting or related financial management expertise as required by NYSE listing standards and are “independent” under SEC rules and NYSE listing standards.
Audit Committee Report
The Audit Committee has reviewed and discussed with management, which has primary responsibility for the financial statements, and with KPMG, the Company’s independent auditors for fiscal year 2025, the audited financial statements for the fiscal year ended December 31, 2025 (the “Audited Financial Statements”). In addition, the Audit Committee has discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”)
Auditing Standard No. 1301 “Communications with Audit Committees.” The Audit Committee has received the written disclosures from KPMG, required by applicable requirements of the PCAOB regarding KPMG’s communications with the
Audit Committee concerning independence and has discussed with KPMG its independence. The Audit Committee also has discussed with Company management and KPMG such other matters and received such assurances from them as the Audit Committee deemed appropriate. Representatives of KPMG will be present at the 2026 Annual General
Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.
The Audit Committee devoted substantial time in 2025 to discussing with the Company’s independent auditors and internal auditors the status and operating effectiveness of the Company’s internal control over financial reporting. The
Audit Committee’s oversight involved meetings, both with management, and with the independent auditors outside the presence of management, to monitor the preparation of management’s report on the effectiveness of the Company’s internal controls. The meetings reviewed in detail the standards that were established, the content of management’s assessment and the auditors’ testing and evaluation of the design and operational effectiveness of the internal controls.
As reported in the Company’s Annual Report on Form 10-K for the period ending December 31 2025, filed with the SEC on February 26, 2026 (the “2025 Form 10-K”), the independent auditors concluded that, as of December 31, 2025, the
Company maintained, in all material respects, effective internal control over financial reporting based upon the criteria established in the Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the
Treadway Commission.
Under its Charter and the Company’s “Audit and Non-Audit Services Pre-Approval Policy” (the “Pre-Approval Policy”),
the Audit Committee is required to pre-approve the audit and non-audit services to be performed by the independent auditors. The Pre-Approval Policy mandates specific approval by the Audit Committee for any service that has not received a general pre-approval or that exceeds pre-approved cost levels or budgeted amounts. For both specific and general pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent auditors are best positioned to provide the most effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. It may determine, for each fiscal year, the appropriate ratio between the total amount of audit, audit-related and tax fees and a total amount of fees for certain permissible non-audit services classified below as “All Other Fees”. All such factors are considered as a whole, and no one factor is determinative. The Audit Committee further considered whether the performance by KPMG and where applicable, PricewaterhouseCoopers (“PwC”), of the non-audit related services disclosed below is compatible with
2026 Proxy Statement   33
Board Committees
maintaining their independence. The Audit Committee approved all the audit-related fees, tax fees and all other fees for
2025 and 2024.
The fees billed to the Company by KPMG and by PwC and its worldwide affiliates (the Company’s prior independent auditor) for fiscal years 2025 and 2024 are as follows:

	FY 2025	FY 2024
Audit Fees(1)	$7,345,464	$6,938,684
Audit-Related Fees(2)	$515,026	$303,500
All Other Fees(3)	$17,000	$—
(1  Audit fees include the annual audit and quarterly financial statement reviews, internal control audit (as required by the Sarbanes-Oxley Act of 2002), subsidiary audits and procedures required to be performed by the independent auditors to form an opinion on the Company’s consolidated financial statements. Audit fees also include statutory audits or financial audits of subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings. The amount shown for FY 2024 includes $950,000 of additional billings for audit services paid to KPMG subsequent to the filing date of the 2025 Proxy
Statement.
(2)Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements.
(3)All other fees are a technology training session administered by KPMG.
Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended to the Board the inclusion of the Audited Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2025.
Audit Committee
Meryl Hartzband (Chair)
William F. Galtney Jr.
Laura Hay
John Howard
Hazel McNeilage
Darryl Page
Roger M. Singer
Compensation Committee
The Compensation Committee exercises authority with respect to all compensation and benefits afforded all officers at the Senior Vice President level and above, and the Company’s Chief Accounting Officer, Treasurer, Chief Internal Audit
Officer and Secretary. In certain cases with respect to equity awards for eligible executive officers, the CEO makes recommendations to the Compensation Committee for discussion and review. The Compensation Committee also has oversight responsibilities for all of the Company’s compensation and benefit programs, including administration of the
Company’s shareholder approved 2020 Stock Incentive Plan (the “2020 Stock Incentive Plan”) and the Executive
Performance Annual Incentive Plan. The Compensation Committee further oversees all aspects of human capital management, including succession planning, talent development and employee engagement.
The Compensation Committee adopted a Charter which is available on the Company’s website at https://
www.everestglobal.com/us-en/investor-relations/governance. The Compensation Committee Charter, which is reviewed annually and revised as necessary to comply with all applicable laws, rules and regulations, provides that the
Compensation Committee may form and delegate authority to subcommittees or to committees of the Company’s subsidiaries when appropriate. This delegation of authority was not exercised by the Compensation Committee during
2025. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in this Proxy Statement under the heading “Compensation Discussion and Analysis.”
34   2026 Proxy Statement
Board Committees
Compensation Committee Report
Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. The Compensation Committee has reviewed and discussed with management the
Compensation Discussion and Analysis contained in this Proxy Statement and based on this review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee
John Howard (Chair)
John Amore
Allan Levine
Gerri Losquadro
Roger M. Singer
Nominating and Governance Committee
The Nominating and Governance Committee is vested with the authority and responsibility to determine the appropriate size of the Board, to identify and recommend qualified individuals to be nominated as directors of the Company and to develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company. Further, the
Committee Chairman facilitates discussion of Board governance best practices in conjunction with management. The
Nominating and Governance Committee Charter is available on the Company’s website at https://www.everestglobal.com/
us-en/investor-relations/governance.
Shareholder Nominations for Director
The Nominating and Governance Committee will consider a shareholder’s nominee for director who is proposed in accordance with the procedures set forth in Bye-law 12 of the Company’s Bye-laws, which is available on the Company’s website or by mail from the Corporate Secretary’s office. In accordance with this Bye-law, written notice of a shareholder’s intent to make such a nomination at the 2027 Annual General Meeting of Shareholders must be received by the Secretary of the Company at the address listed below under “Shareholder and Interested Party Communications with Directors,” between November 11, 2026 and December 11, 2026. Such notice shall set forth the name and address, as it appears on the Register of Members, of the shareholder who intends to make the nomination; a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make such nomination; the class and number of shares of the Company which are held by the shareholder; the name and address of each individual to be nominated; a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder; such other information regarding any such nominee required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;
and the consent of any such nominee to serve as a director, if so elected. For shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card, the notice must be in writing and include information required by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.
As with any candidate for director, the Nominating and Governance Committee will consider a shareholder candidate nominated in accordance with the procedures of Bye-law 12 based solely on his/her character, judgment, education, training, business experience and expertise. In addition to complying with independence standards of the NYSE and the SEC, candidates for director must possess the highest levels of personal and professional ethics, integrity and values and be willing to devote sufficient time to perform their Board and committee duties. It is in the Company’s best interests that the Board be comprised of individuals whose skills, experience, perspectives and expertise complement those of the other Board members. The objective is to have a Board which, taken as a whole, is knowledgeable in the areas of insurance/reinsurance markets and operations, accounting (using GAAP and/or statutory accounting practices for insurance companies), financial management and investment, legal/regulatory, risk (including sustainability risk), technology (including cyber-risk and artificial intelligence) and any other areas that the Board or any of its committees deems appropriate in light of the continuing operations of the Company and its subsidiaries. Financial services-related experience, other relevant prior service, a familiarity with national, international and industry issues affecting the
Company’s operations and a candidate’s background and experience are also among the relevant criteria to be considered. Following interviews, meetings and such inquiries and investigations determined to be appropriate under the circumstances, the Nominating and Governance Committee makes its director recommendations to the Board. As a part of the annual self-evaluation process, the Nominating and Governance Committee assesses its adherence to the
Corporate Governance Guidelines.
2026 Proxy Statement   35
Board Committees
Board Evaluation
The Board conducts an annual performance evaluation under the oversight of the Nominating and Governance
Committee Chair. The evaluation process entails the use of an outside law firm to conduct individual director interviews covering a wide array of topics that include, among other things, leadership, individual director assessment, training and
Board effectiveness to assist in candid discussions that identify and promote areas for improvement as well as successes.
Upon completion of the individual director interviews, the third-party firm summarizes the directors’ assessments and individual reviews into a report that is provided to the Chair of the Nominating and Governance Committee for
discussion with the Board.
The Board identifies successes and areas for improvement and establishes goals for the upcoming fiscal year.
Commitment to Sustainability at Everest
Our Company and Board believe that creation of long-term value for our shareholders implicitly requires the enactment and execution of business practices and strategies that, while delivering competitive returns, also contribute to the sustainability of the Company and its business. The Board has formally delegated to the Nominating and Governance
Committee oversight of the Company’s sustainability practices. The Company’s Corporate Responsibility Report is available on the Company’s corporate website.
Risk Management Committee
The Company’s Risk Management Committee (“Risk Committee”) is central to the Board’s risk management function.
Given the nature of insurance as a commercial endeavor addressing risk, the Risk Committee serves a critical role in protecting the Company’s capital and ensuring management alignment with our shareholders. The Risk Committee focuses the Board’s attention on the Company’s most critical operational and systemic risk management capabilities. It is responsible for the general oversight of the Company’s ERM practices, including identifying, monitoring and overseeing the overall risk management functions of the Company, as well as establishing the Company’s risk appetite and tolerance levels. The Risk Committee further reviews the Company’s assessment of operational risk. Specific areas that fall within the purview of this Committee’s risk review include but are not limited to the following:
•underwriting, including complex underwriting and margin improvement opportunities
•capital allocation
•product development
•catastrophe risk
•expansion opportunities
•actuarial pricing and analytics
•de-risking
•loss mitigation and hedging strategies, including strategies involving third-party capital and the Company’s subsidiary Mt. Logan Re, Ltd. (“Mt. Logan”)
•deep dives into various product lines and whether to expand or discontinue such lines
•timely areas of concern that may arise from time to time during any given quarter or year, such as the impacts of inflation on claims or invested assets and appropriate risk-management actions to take in response.
Ultimately, the Risk Committee serves as a resource for timely input and robust dialogue among independent directors and Company executives. It also provides another lens through which to screen undue or inappropriate risk-taking that may not be aligned with the long-term interests of the Company. Further, it fosters an integrated, enterprise-wide approach to identifying and managing risk and focusing on improving the quality of risk reporting and monitoring, both for management and the Board. At least quarterly, this Committee meets and receives updates and detailed reports from officers of the Company and senior personnel of the Reinsurance and Insurance Divisions, the Chief Underwriting
Officers of both the Insurance and Reinsurance Divisions, the Company’s Group Chief Risk Officer and the Chief
Reserving Actuary.
36   2026 Proxy Statement
Board Committees
Technology and Cyber Committee
The Technology and Cyber Committee of the Board focuses on oversight of information technology governance, strategy, delivery and risk management, including cybersecurity, artificial intelligence and data privacy.
Specific areas that fall within the purview of the Technology and Cyber Committee’s review include, but are not limited to, the following:
•data and technology strategy
•emerging technologies, including artificial intelligence
•cybersecurity systems, controls, procedures, threat landscape and strategies
•technology resourcing, including utilization of third party providers
•risk assessment and management strategies and policies related to technology, data security and data privacy
•review of periodic third party assessments of cybersecurity and data privacy strategies
The Technology and Cyber Committee meets at least four times a year and receives updates and detailed reports from the Group Chief Information Officer, the Group Chief Information Security Officer and other executives, as appropriate.
Corporate Governance Guidelines
The Company and the Board formalize many of our governance practices in the Corporate Governance Guidelines.
The Nominating and Governance Committee reviews and evaluates the Corporate Governance Guidelines periodically.
The text of the Corporate Governance Guidelines is posted on the Governance page on the Company’s website at
https://www.everestglobal.com/us-en/investor-relations/governance.
Ethics Guidelines and Code of Ethics for CEO and Senior Financial Officers
The Company’s Ethics Guidelines guide the Company’s decisions and behavior by seeking to hold all directors, officers and employees to the highest standards of integrity. The Ethics Guidelines and Index to Compliance Policies are posted on the Company’s website at https://www.everestglobal.com/us-en/investor-relations/governance.
In addition to being bound by the Ethics Guidelines provisions relating to ethical conduct, conflicts of interest and compliance with the law, the Company has adopted a Code of Ethics that applies to the CEO, Chief Financial Officer and senior financial officers in compliance with specific regulations promulgated by the SEC. The text of the Code of Ethics for the CEO and senior financial officers is posted on the Corporate Governance page on the Company’s website at
https://www.everestglobal.com/us-en/investor-relations/governance.
The Ethics Guidelines and Code of Ethics are also available in print to any shareholder who requests a copy from the
Corporate Secretary at the address below. In the event the Company makes any amendment to or grants any waiver from the provisions of its Ethics Guidelines or Code of Ethics, the Company intends to disclose such amendment or waiver on its website within five business days
Shareholder and Interested Party Communications with Directors
We typically reach out annually for feedback from our shareholders on concerns, suggestions for improvement and to identify emerging best practices in governance and shareholder values. Additionally, shareholders and interested parties are encouraged to communicate directly with the Board or with individual directors. All communications should be directed to the Company’s Corporate Secretary at the following address and in the following manner.
Everest Group, Ltd. Corporate Secretary
Seon Place, 4th Floor
141 Front Street
Hamilton, HM 19 Bermuda
Any such communication should prominently indicate on the outside of the envelope that it is intended for the Board, the Non-Management Directors or any individual director. Each communication addressed to an individual director and received by the Company’s Corporate Secretary from shareholders or interested parties, which is related to the operation of the Company and is not solely commercial in nature, will promptly be forwarded to the specified party.
Communications addressed to the “Board of Directors” or to the “Non-Management Directors” will be forwarded to the
Chairman of the Nominating and Governance Committee.
2026 Proxy Statement   37
Common Share Ownership by Directors and Executive Officers
Common Share Ownership By Directors And Executive Officers
The following table sets forth the beneficial ownership of Common Shares as of March 16, 2026 by the directors of the
Company, the executive officers of the Company and by all directors and executive officers of the Company as a group.
Information in this table was furnished to the Company by the respective directors and Named Executive Officers (as defined herein). Information in this table regarding former Named Executive Officers is provided based on information available to the Company as of their respective dates of departure. Unless otherwise indicated in a footnote, each person listed in the table possesses sole voting power and sole dispositive power with respect to the shares shown in the table as owned by that person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(18)
John Amore	25,082	(1)	*
William F. Galtney Jr.	67,631	(2)	*
John A. Graf	17,538	(3)	*
Meryl Hartzband	12,407	(4)	*
Laura Hay	1,914	(5)	*
John Howard	2,161	(6)	*
Allan Levine	5,205	(7)	*
Gerri Losquadro	13,239	(8)	*
Hazel McNeilage	4,161	(9)	*
Darryl Page	1,917	(10)	*
Roger M. Singer	19,704	(11)	*
Jim Williamson	29,636	(12)	*
Juan C. Andrade	35,550	(13)	*
Mark Kociancic	35,095	(14)	*
Jill Beggs	8,313	(15)	*
Anthony Vidovich	7,161	(16)	*
Ricardo Anzaldua	1,519	(17)	*
All directors, nominees and executive officers as a group (18 persons)	297,129		0.7%
*Less than 1%
(1)Includes 1,880 restricted shares issued to Mr. Amore under the Company’s 2003 Non-Employee Director Equity Compensation Plan (“2003 Directors
Plan”) which may not be sold or transferred until the vesting requirements are satisfied.
(2)Includes 45,491 shares owned by various family related investments in which Mr. Galtney maintains a beneficial ownership and for which he serves as the
General Partner. Also includes 1,880 restricted shares issued to Mr. Galtney under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(3)Includes 1,880 restricted shares issued to Mr. Graf under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(4)Includes 1,880 restricted shares issued to Ms. Hartzband under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(5)Includes 1,914 restricted shares issued to Ms. Hay under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(6)Includes 1,564 restricted shares issued to Mr. Howard under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(7)Includes 1,917 restricted shares issued to Mr. Levine under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(8) Includes 1,880 restricted shares issued to Ms. Losquadro under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(9)Includes 1,880 restricted shares issued to Ms. McNeilage under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied
(10)Includes 1,917 restricted shares issued to Mr. Page under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(11) Includes 1,880 restricted shares issued to Mr. Singer under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(12)Includes 17,913 restricted shares issued to Mr. Williamson under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(13)The number of shares shown for Mr. Andrade represent the shares of Everest stock held as of the date of his termination (January 5, 2025), excluding the
21,979 restricted shares which he forfeited upon his termination.
38   2026 Proxy Statement
Common Share Ownership by Directors and Executive Officers
(14) Includes 11,705 restricted shares issued to Mr. Kociancic under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(15)Includes 6,872 restricted shares issued to Ms. Beggs under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(16) Includes 7,161 restricted shares issued to Mr. Vidovich under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(17) The number of shares shown for Mr. Anzaldua represent the shares of Everest stock held as of the date of his termination (March 13, 2026), excluding the
1,755 restricted shares which he forfeited upon his termination.
(18)Based on 44,886,259 total Common Shares outstanding and entitled to vote as of March 16, 2026.
2026 Proxy Statement   39
Principal Beneficial Owners of Common Shares
Principal Beneficial Owners Of Common Shares
To the best of the Company’s knowledge, the only beneficial owners of 5% or more of the outstanding Common Shares as of December 31, 2025 are set forth below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Everest Re Advisors, Ltd. Seon Place, 141 Front Street, 4th Floor Hamilton HM 19, Bermuda	9,719,971	(1)	19.5%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,334,147	(2)	10.7%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	3,832,094	(3)	7.7%
(1)Everest Re Advisors, Ltd., a direct wholly-owned subsidiary of the Company, had sole power to vote and direct the disposition of 9,719,971 Common
Shares as of December 31, 2025. According to the Company’s Bye-laws, the total voting power of any Shareholder owning more than 9.9% of the
Common Shares will be reduced to 9.9% of the total voting power of the Common Shares.
(2)The number of shares shown as owned is based on a Schedule 13G filed with the SEC on February 13, 2024 in which the Vanguard Group reported that it has no sole power to vote or direct the vote, shared voting power for 56,233 shares, sole dispositive power with respect to 5,149,719 Common Shares and shared dispositive power with respect to 184,428 Common Shares.  The corresponding percent of class above is based upon the number of shares shown as owned compared to the total common shares outstanding for the Company as of December 31, 2025.
(3)The number of shares shown as owned is based on a Schedule 13G filed with the SEC on January 25, 2024, BlackRock, Inc. reported that it had sole power to vote or direct the vote of 3,423,846 Common Shares and sole dispositive power with respect to 3,832,094 Common Shares. The corresponding percent of class above is based upon the number of shares shown as owned compared to the total common shares outstanding for the Company as of
December 31, 2025.
40   2026 Proxy Statement
Directors’ Compensation
Directors’ Compensation
Each member of the Board who is not otherwise affiliated with the Company as an employee and/or officer (“Non-
Employee Director” or “Non-Management Director”) was compensated in 2025 for services as a director and was also reimbursed for out-of-pocket expenses associated with each meeting attended. Each Non-Employee Director is compensated in the form of an annual retainer and a discretionary equity grant.
The Board reviews director compensation annually. In reviewing compensation, the Board considered several factors, including the need to recruit and retain quality director candidates with expertise relevant to the Company’s objectives and attuned to the increased regulatory and shareholder focus on Board governance and oversight. The Board also considered the amount of time spent by directors in attending all scheduled Board and committee meetings, preparing for meetings, communicating with management throughout the year and attending various educational seminars. Our directors do not receive any additional compensation for serving as committee chairs or for attending regular Board and committee meetings or special meetings of individual committees or the Board. By resolution of the Board at its May
2025 meeting, the Board reduced the additional retainer paid to the Board Chair to $200,000 (the “Board Chair
Retainer”). The Board Chair Retainer may be paid in cash or Common Stock at the election of the Board Chair.
Each Non-Employee Director received a standard retainer of $125,000 in 2025 (pro-rated for their period of service, as applicable) payable in the form of cash or Common Shares at his or her election (the “Annual Retainer”), and an equity award in the form of restricted shares equal in value to $325,000 (the “Equity Grant”), for a total compensation value of
$450,000. Equity Grants are administered in accordance with the 2003 Non-Employee Director Equity Compensation
Plan (or its successors) and vest over a three-year period payable in equal installments. Giving Non-Employee Directors an opportunity to receive their retainer payments in the form of Common Shares is intended to further align their interests with those of the Company’s shareholders. The value of Common Shares issued is calculated based on the average of the highest and lowest sale prices of the Common Shares on each installment date or, if no sale is reported for that day, the preceding day for which there is a reported sale.
In November 2025, the Board adopted a Director’s Compensation Policy, a copy of which was filed as Exhibit 10.61 to the Company’s 2025 Form 10-K, to formally document the compensation practices outlined above. It also provides that newly elected directors will receive pro-rated initial Equity Grants, as applicable.
2026 Proxy Statement   41
Directors’ Compensation
The table below summarizes the compensation paid by the Company to directors for fiscal year 2025.(1)
2025 Director Compensation Table

Name	Fees Earned or Paid in Cash(2)	Share Awards(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(4)(5)	Total
John Amore	$125,000	$325,007	-	-	$14,496	$464,503
William F. Galtney Jr.	$125,000	$325,007	-	-	$14,496	$464,503
John A. Graf	$251,375	$325,007	-	-	$14,496	$590,878
Meryl Hartzband	$125,000	$325,007	-	-	$14,496	$464,503
Laura Hay	$45,516	$325,729	-	-	$3,816	$375,061
John Howard	$102,778	$325,508	-	-	$7,248	$435,534
Allan Levine	$65,247	$325,308	-	-	$3,828	$394,383
Gerri Losquadro	$125,000	$325,007	-	-	$14,496	$464,503
Hazel McNeilage	$125,000	$325,007	-	-	$15,896	$465,903
Darryl Page	$78,641	$325,308	-	-	$3,828	$407,777
Roger M. Singer	$125,000	$325,007	-	-	$24,496	$474,503
Joseph V. Taranto*	$157,622	$325,007	-	-	$1,872	$484,501
*Mr. Taranto retired from the Board on May 14, 2025.
(1) Messrs. Williamson and Andrade did not receive compensation for service on the Board. Their 2025 compensation is set forth in the 2025 Summary
Compensation Table.
(2)For their Board services in 2025, all of the directors elected to receive their retainer in cash except for Ms. Hartzband and Messrs. Howard and Levine who received 356, 295 and 188 shares, respectively, in compensation for their services.
(3)The amount shown is the aggregate grant date fair value of the 2025 grant computed in accordance with FASB Statement Accounting Standards
Codification Topic 718 (“FASB ASC Topic 718”) calculated by multiplying the number of shares by the fair market value (the average of the high and low of the Company’s stock price on the NYSE on the date of grant) (“FMV”) and otherwise using the methods and assumptions presented in Note 14 to the
Consolidated Financial Statements in the Company’s 2025 Form 10-K. Messrs. Amore, Galtney, Graf, Singer and Taranto and Mses. Hartzband,
Losquadro and McNeilage were each awarded 936 restricted shares on February 27, 2025 at a fair market value of $347.23 per share. Mr. Howard was awarded 906 restricted shares on March 6, 2025 at a fair market value of $359.28 per share. Messrs. Levine and Page were each awarded 957 restricted shares on June 23, 2025 at a fair market value of $339.93 per share. Ms. Hay was awarded 954 restricted shares on August 20, 2025 at a fair market value of $341.44 per share.
(4)Dividends paid on each director’s restricted shares. For Mr. Singer, this amount also includes $10,000 in director fees for meetings attended as a director of both Bermuda Re and International Re.
(5)As of December 31, 2025, each director held the following number of outstanding restricted shares: Mr. Amore, 1,812; Mr. Galtney 1,812; Mr. Graf,
1,812; Ms. Hartzband, 1,812; Ms. Hay, 954; Mr. Howard, 906; Mr. Levine, 957; Ms. Losquadro, 1,812; Ms. McNeilage, 1,987; Mr. Page, 957 and Mr.
Singer, 1,812.
42   2026 Proxy Statement
Board Structure and Risk Oversight
Board Structure And Risk Oversight
Board Composition and Refreshment
Our Board believes that it is essential that directors represent a broad range of perspectives, skills and experience.
These distinct skills are important because they contribute to more effective decision-making and risk management.
The Nominating and Governance Committee is responsible for Board composition, including recommending a slate of candidates that is well qualified to oversee our business and represent shareholder interests by exercising sound judgment honed by diverse experiences and perspectives.
When evaluating qualifications, experiences and backgrounds of director candidates, the Board reviews and discusses many aspects of a candidate’s background, such as education, professional experience, personal accomplishment and differences in viewpoints and skills. The Nominating and Governance Committee determines the appropriate size of the
Board and evaluates its composition through its annual independent self-assessment process. Our Board’s Nominating and Governance Committee is committed to expanding its pool of director candidates to ensure the inclusion of highly qualified candidates who have specifically identified skills to complement those of incumbent directors. To assist with the search, the Nominating and Governance Committee engages an external search firm to identify qualified candidates.
In 2025, the Company’s Board refreshed its composition and leadership by recruiting four new independent directors
(Ms. Hay and Messrs. Howard, Levine and Page) as well as appointing an independent Chairman of the Board (Mr. Graf).
As further outlined in their biographies in Proposal 1 above, the new independent directors bring significant depth and breadth of experience in insurance and reinsurance markets, operations management, international business, strategic transactions, investments, accounting and corporate governance. As a result of this refreshment, average Board tenure will decrease from approximately 12 years to 8 years, average director age will decrease from 69 to 67 years of age and the Board will consist of 3 women and 8 men (as of the AGM).
The Board believes it is best served by having a mix of short, medium and long-tenured directors. Recognizing the value of continuity of directors who have experience with the Company, there are no limits on the number of terms for which a director may hold office.
The rotation of committee chairs is another integral part of Everest’s board refreshment process. Rotating committee chairs ensures that all directors have the opportunity to serve in leadership positions and encourages the emergence of diverse perspectives. During 2025, Mr. Howard became Chair of the Compensation Committee.
Leadership Structure
The Board reviews the Company’s leadership structure from time to time to ensure that it serves the best interests of the shareholders and positions the Company for future success. Our Board’s leadership structure consists of an independent
Chairman of the Board and independent committee chairs. We believe that this leadership structure provides strong
Board leadership and engagement.
The CEO is responsible for setting the strategic direction, culture and day-to-day leadership and performance of the
Company, while remaining cognizant of and fully up-to-date on the current dynamics of the market, such as where risk factors lie and where growth opportunities and potential exist.
The independent Chairman of the Board, among other things, consults with the CEO in setting the agenda for the Board meetings and presides over meetings of the full Board and executive sessions.
The independent Chairman and CEO work together to discuss strategic initiatives and provide oversight of the
Company’s direction while seeking to maintain best practices in corporate governance. This leadership framework allows different points of view to be given appropriate weight at Board meetings and aims to ensure that no single viewpoint is given disproportionate deference.
The Board believes that, going forward, it is in the best interests of the Company for Mr. Graf to serve as independent
Chairman of the Board, given his leadership experience during ten years of service on the Board, his experience as a senior executive and board member at several financial services companies and his knowledge of the (re)insurance industry and financial markets. In addition, as discussed above, Mr. Graf satisfies the independence requirements set forth in the NYSE listed company manual and by SEC rules. Besides Mr. Williamson, the slate of director nominees is entirely comprised of independent directors, all of whom satisfy the NYSE criteria for independence.
As part of each scheduled meeting of the Board, the independent directors meet in executive session outside the presence of management to determine and discuss any items including those that should be brought to the attention of management.
2026 Proxy Statement   43
Board Structure and Risk Oversight
Board Role in Risk Oversight
Prudent risk management is part of our Company’s culture and is a key priority for our Board. Given the complex risk-
based nature of our businesses, the Board has divided its risk management responsibilities between financial and operational risks. Financial risk oversight is within the purview of the Audit Committee, with the risk characteristics of the investment portfolio overseen by the Investment Policy Committee, operational risks overseen by the Risk
Management Committee (“Risk Committee”), and technology and cybersecurity risk overseen by the Technology and Cyber Committee.
In accordance with NYSE requirements, the Company’s Audit Committee Charter provides that the Audit Committee has the responsibility to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control its risk profile, including the Company’s financial risk assessment and risk management guidelines.
The Board has adopted a formal Risk Appetite Statement that is reviewed annually and establishes upper boundaries on risk taking in certain areas of the Company, including assets, investments and property and casualty business, natural catastrophe exposure and potential maximum loss. To monitor the Company’s compliance with the Board’s
Risk Appetite Statement with greater focus across the Company’s key operational areas of underwriting, exposure management, emerging risks and technology, the Board established a separate Risk Committee. To manage the Risk
Appetite Statement adopted by the Board, the Company developed an ERM process for managing the Company’s risk tolerance profile on a holistic basis. The objective of ERM is to provide an internal framework for assessing risk – both to manage downside threats, as well as to identify upside opportunities – with the ultimate goal of enhancing shareholder value. Company-wide ERM is coordinated through a centralized unit (the “ERM Unit”) responsible for implementing a risk management framework that identifies, assesses, monitors, controls and communicates the Company’s risk exposures.
The ERM Unit is overseen by our Chief Risk Officer and is staffed and supported with seasoned and accredited actuarial, accounting and management staff.
The Risk Committee reviews ERM status with the Chief Risk Officer each quarter to assess operational and systemic risks. The Board also oversees identification and management of risk at the Board committee level. While each Board committee is responsible for evaluating the Company’s operational risks falling within its area, the Board is kept informed of the respective committees’ activities and actions through committee reports.
44   2026 Proxy Statement
Board Structure and Risk Oversight
In order to monitor compliance and liaise with the Board regarding the Company’s ERM activities, we created the
Enterprise Risk Committee (“ERC”). The ERC is a management committee that oversees additional aspects of risk management, including establishing our risk management principles, policies and risk appetite levels in collaboration with the Board. The ERC, in turn, created the Underwriting Risk Committee, Financial Risk Committee and Operational
Risk Committee, each of which reports to the ERC. These committees meet quarterly to review their status and plans, initiate new efforts and produce a quarterly risk management report disclosing key risks. The Underwriting Risk
Committee monitors underwriting performance and risk, including underwriting controls, while the Financial Risk
Committee monitors financial risk, including the cost of capital, liquidity and investor confidence. The Operational Risk
Committee monitors operational risk and functional compliance with risk management policies.  Further, our Emerging
Risk Committee, which also was created by and reports to the ERC, identifies, analyzes, evaluates and monitors emerging risks that could generate opportunities or material adverse consequences for the Company and then translates those insights into actionable strategic recommendations to senior management.
Cybersecurity
Our Board views cybersecurity risk as an enterprise-wide concern that involves people, processes and technology and accordingly has treated cybersecurity risk as a Board-level oversight matter. In recognition of the importance of technology, cybersecurity and data privacy risks to the Company and its subsidiaries, the Board established the
Technology & Cyber Committee in September 2024. The purpose of this Board committee is to oversee technology and cybersecurity, including artificial intelligence, data and information security risk, and to assist the Board with its oversight of information technology governance, strategy, delivery and risk oversight, including cybersecurity and data privacy.
Both the Company’s Chief Information Security Officer (“CISO”) and Chief Information Officer (“CIO”) provide reports to the Board, and through the Technology & Cyber Committee, on cybersecurity matters on a periodic basis. For further information on cybersecurity risk management, strategy and governance, please see the Company’s 2025 Form 10-K.
2026 Proxy Statement   45
Executive Officers
Executive Officers
Information Concerning Executive Officers
The following information has been furnished by the Company’s current Executive Officers who are not also director nominees.
Mark Kociancic
Age: 56
Mr. Kociancic is the Executive Vice President and Chief Financial Officer of the Company. Mr.
Kociancic joined the Company in October 2020, from SCOR SE (“SCOR”), where he served as
Group Chief Financial Officer from 2013 until joining Everest. He had previously served in various senior executive roles with SCOR’s U.S. operations beginning in 2006, prior to being named Group Deputy Chief Financial Officer in 2012 and then Group Chief Financial Officer.
He holds a CPA designation from the Canadian Institute of Chartered Accountants and a CFA
designation from the Chartered Financial Analysts Institute.
Jill Beggs
Age: 55
Ms. Beggs has served as Executive Vice President and Chief Executive Officer of Reinsurance
for the Company since July 2025. She currently serves as a member of the board of directors of Lyft, Inc.  Prior to her current role, Jill served as Everest Reinsurance EVP and Chief
Operating Officer between February 2024 and July 2025. Previously, she served as Senior
Vice President and Head of North America Reinsurance between November 2021 and
February 2024.  Ms. Beggs has over three decades of reinsurance underwriting experience.
Prior to Everest, Ms. Beggs spent two decades at Munich Re where she led U.S. treaty and facultative reinsurance programs across multiple lines of business and also spearheaded the
Company’s innovation incubator and E&S insurance start-up. Ms. Beggs holds a Bachelor of
Arts degree in management with a concentration in finance and minors in math and Spanish from Gettysburg College.
Anthony Vidovich
Age: 57
Mr. Vidovich has served as Executive Vice President and General Counsel of the Company
since November 2025.  Mr. Vidovich has over 30 years of experience across the global property and casualty (re)insurance industry. Between 2018 and 2025, he served in executive leadership roles at AIG including Global Head of Insurance Legal, Global Head of
Underwriting and Reinsurance Legal and Global Chief Claims Officer. Prior to AIG, he held executive leadership roles at XL Group/XL Catlin, and The Hartford.  He began his legal career at Blank Rome LLP.  Mr. Vidovich holds a Juris Doctor from Rutgers University School of Law.
He has served on the advisory board of the U.S. Chamber of Commerce’s Institute for Legal
Reform and the RAND Corporation Institute for Civil Justice.
(1)  For his service to the Company in 2025, Mr. Andrade received total compensation of $54,089. Mr. Andrade did not receive a bonus under the Executive
Incentive Plan, or any equity grants for fiscal year 2025 and previously granted unvested equity was forfeited upon his departure from the Company. For further details, please see the Summary Compensation Table below.
46   2026 Proxy Statement
Compensation Discussion and Analysis
Compensation Discussion And Analysis
The Compensation Discussion and Analysis (the “CD&A”) provides a detailed description of the compensation of our
Named Executive Officers (“NEOs”), which include the Company’s principal executive officer, former principal executive officer, principal financial officer and three other most highly compensated executive officers for fiscal year 2025. In accordance with SEC rules, the CD&A includes compensation disclosure of our NEOs as of December 31, 2025, including Messrs. Andrade and Anzaldua who left the Company in January 2025 and March 2026, respectively.

Named Executive Officer	Title
Jim Williamson	President and CEO
Juan C. Andrade	Former President and CEO
Mark Kociancic	Executive Vice President and Chief Financial Officer
Jill Beggs	Executive Vice President and Chief Executive Officer of Reinsurance
Anthony Vidovich	Executive Vice President and General Counsel
Ricardo Anzaldua	Former Executive Vice President and General Counsel
Executive Leadership Changes in 2025
Effective January 5, 2025 the Board appointed Jim Williamson, then Executive Vice President and Chief Operating
Officer, to serve as Acting Chief Executive Officer, and effective January 8, as a member of the Board. Mr. Williamson was then appointed President and Chief Executive Officer on January 22. Juan Andrade, Former President and CEO, left
Everest on January 5, 2025(1). In July, Jill Beggs was promoted to Executive Vice President and Chief Executive Officer of
Reinsurance. In September 2025, the Company announced the retirement of Ricardo Anzaldua, Executive Vice President and General Counsel. In November, Mr. Vidovich joined the Company as the new Executive Vice President and General
Counsel and the Company announced the retirement of Mark Kociancic from the role of Executive Vice President and
Chief Financial Officer on or about May 1, 2026. Mr. Anzaldua ceased serving as an executive officer upon Mr. Vidovich’s commencement of employment with the Company, and retired effective March 2026.
References in this CD&A to 2025 CEO compensation pertain to the compensation of Mr. Williamson.
Executive Summary
The Company’s executive compensation program is intended to align the interests of our executive officers with those of our shareholders. We stress merit-based performance awards, and we structure overall compensation to provide appropriate incentives to executives to optimize net earnings and increase book value per share. For 2025, the Named
Executive Officers received annual awards based largely on value-based financial performance metrics.
Our executive compensation program is designed and endorsed by the Compensation Committee. In designing the
Company’s executive compensation program, the Compensation Committee endeavors to reflect the core objectives of
(i) attracting and retaining a talented team of executives who will provide creative leadership and work to achieve success for the Company in a dynamic and competitive marketplace; (ii) supporting the execution of the Company’s business strategy and the achievement of long-term financial objectives; (iii) creating long-term shareholder value; and (iv) rewarding executives in a manner that is market competitive and seeks to incentivize executives to achieve long-term profitable financial results.
We believe that in 2025 our compensation structure appropriately incentivized the performance of our executive leadership team during a transformational year in which Everest took significant steps to strengthen the balance sheet and improve the return profile of the businesses. The Compensation Committee utilized the executive compensation program to retain executive management during an impactful year and to recruit new executives in key leadership roles.
We provide our clients protection against risk, and accordingly we expect intermittent volatility in our financial results.
Our executive compensation structure is designed to align management’s interest with that of our shareholders by incentivizing long-term value creation rather than short-term gains through strategies designed to normalize over the long term the financial impacts of episodic catastrophe volatility. In that regard, as stewards of our shareholders’ capital, our portfolio management strategies seek to minimize the impact of severe events on our capital. Among other things, this is accomplished by maintaining a business portfolio diversified by product line and geography and by employing a tactical approach to managing risk, including but not limited to de-risking our property exposures to reduce volatility during times of inadequate pricing and utilizing third party capital to leverage opportunity.
2026 Proxy Statement   47
Compensation Discussion and Analysis
2025 Financial Results
Everest’s 2025 financial performance reflected the strategic steps taken to simplify the company, reshape the portfolio and strengthen its balance sheet.  Everest completed its one-renewal casualty insurance remediation in North America, fortified its reserves, obtained an adverse development reinsurance cover for North American insurance liabilities and sold the renewal rights for certain lines of the commercial property and casualty insurance business in the U.S., U.K., E.U.
and Asia Pacific to AIG.  Despite reserve strengthening, $757 million of pre-tax catastrophe losses, net of recoveries and reinstatement premiums and costs associated with strategic actions, the Company generated a net operating income return on equity of 12.4% and a total shareholder return of 13.1%. On a consolidated basis, Everest increased net operating income by 45% year over year, increased net investment income by $170 million to $2.1 billion and returned
$1.1 billion in capital to shareholders in the form of share repurchases and common stock dividends. Overall financial results are shown below.
The Company’s Reinsurance business had total gross written premiums of approximately $12.8 billion, underwriting income of $972 million and a 91.7% total combined ratio. In the Insurance business, total gross written premium was
$4.8 billion and total combined ratio was 114.6%.

Gross Written Premium $17.7 billion	Combined Ratio 98.6%	Attritional Combined Ratio 89.4%(1)(2)

Net Income $1.6 billion Net Operating Income $1.9 billion(2)	TSR 13.1%(2)(3)	Net Operating Income ROE 12.4%(2)
(1)Excludes approximately $34 million of profit commission related to loss reserve releases. When including this profit commission, Everest’s reported attritional combined ratio was 89.6% for the fiscal year ended December 31, 2025.
(2) Attritional Combined Ratio, Net Operating Income, TSR and Net Operating Income ROE are non-GAAP measures. Please see Appendix A for further information and available reconciliations.
(3)TSR unless otherwise noted herein, means annual growth in book value per common share outstanding (excluding Net Unrealized Depreciation/
appreciation of Fixed Maturity, available for sale investments) plus dividends per share.
48   2026 Proxy Statement
Compensation Discussion and Analysis
Since going public in 1995, the Company has achieved compound annual growth in dividend-adjusted book value per share of 11%. As shown in the following chart, our cumulative returns have outperformed those of the S&P 500 index since the year 2000, and by 2025 had achieved a level of cumulative returns that significantly exceeded those of the S&P
500.
*Including Stock Appreciation & Dividends
Source: Bloomberg as of 12/31/2025
We have emphasized prudent risk management and technical underwriting as the key tenets for building and sustaining long-term value for our shareholders. Our compensation structure properly reflects management’s alignment with our shareholders’ interests, especially during periods of significant macroeconomic dislocations, which have included a global pandemic, inflationary pressures, interest rate swings and a mortgage market crash accompanied by volatile equities markets, all in conjunction with episodic, extreme natural catastrophe events.
These results reinforce a strategic vision developed by experience, ingenuity and analytical rigor. While we are  mindful of the human and economic tolls associated with all forms of natural catastrophe losses, we are in the business of offering protection against volatility for our clients and customers while endeavoring to create long-term value for our shareholders, even during periods of extreme catastrophe activity. The fact that we have achieved consistent book value per share growth over time showcases our ability to manage such volatility over cycles through successful underwriting and risk management strategies grounded in an innovative culture that values sustainable performance and capital preservation. This unwavering commitment to long-term value creation for our shareholders is precisely the intention of our compensation philosophy.
2026 Proxy Statement   49
Compensation Practices
Compensation Practices
Compensation Practices and 2025 Say On Pay Vote

Say on Pay

Everest received a high level of voting approval, 94%, for the
Say on Pay advisory vote at its 2025 Annual General Meeting.
The Compensation Committee did not make any material
changes to the structure of the Company’s compensation
program.

A primary focus of our Compensation Committee is ensuring that the Company’s executive compensation program serves the best interests of our shareholders while appropriately rewarding our executive leadership for their performance and seeks to incentivize executives to achieve long-term profitable financial results.
Our compensation program incorporates numerous best practices that address common shareholder priorities and advance the Company’s philosophy of long-term shareholder growth.
Highlights include:
•No separate change-in-control agreement for the CEO
•CEO and all participants in the CIC Plan are subject to double-trigger provisions
•No “gross-up” payments by the Company of any “golden parachute” excise taxes upon a change in control
•Incentive cash bonuses for all Named Executive Officers tied to specific Company financial performance metrics
•The Named Executive Officers’ annual long-term incentive compensation awards are 50% in the form of
Performance Share Units (“PSUs”) that may only be earned upon satisfaction of specific Company financial performance metrics over a 3-year period and 50% restricted stock.
•Say on Pay Advisory Vote considered by shareholders annually
•Stock ownership and retention guidelines for executive vice presidents and above
•Clawback Policy (“Clawback Policy”) that covers current and former employees, including Named Executive
Officers, providing for forfeiture and repayment of any incentive-based compensation granted or paid to an individual during the period in which he or she engaged in material willful misconduct, including but not limited to fraudulent misconduct and, with respect to current and former executive officers, incentive-based compensation paid as a result of financial information that is subject to an accounting restatement, without regard to any misconduct.
50   2026 Proxy Statement
Compensation Practices
Alignment of CEO Compensation to Shareholder Return

5.9
6.6
6.8
10.5
17.4
21.3
6.5
8.2
8.8
8.8
7.1
7.6
8.6
8.9
9.1
9.9
7.9
9.0
900.00
800.00
700.00
600.00
500.00
400.00
300.00
200.00
100.00
0.00
Total Stock Return Index
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
CEO Compensation*
Total Stock Return Index**

*CEO Compensation is the total CEO compensation from the Summary Compensation Table for each of the years listed.
**Total Stock Return Index is a measure of performance and is calculated as the change in share price plus reinvestment of dividends, assuming an initial investment of $100.
Source: Nasdaq/Thomson
2026 Proxy Statement   51
The Company’s Compensation Philosophy and Objectives
The Company’s Compensation Philosophy And Objectives
The Company’s executive compensation program is designed to attract, motivate and retain highly talented individuals whose abilities are critical to the ongoing success of the Company. In this regard, the Company’s executive compensation program utilizes a dual approach. Firstly, the program has a short-term component consisting of a base salary and a performance-based cash bonus predominantly tied to a Company financial metric. Secondly, the
Compensation Committee rewards long-term performance through discretionary grants of time- and performance-
based equity awards tied to specific financial performance factors designed to closely align the interests of key executives with the longer-term interests of shareholders.
The Compensation Committee is guided by the following principles when making compensation decisions individually and collectively with respect to our executives:
•Compensation of executive officers is based on the level of job responsibility, contribution to the performance of the Company, individual performance in light of general economic and industry conditions, teamwork, resourcefulness and ability to manage our business.
•Compensation awards and levels are intended to be reasonably competitive with compensation paid by organizations of similar stature to both motivate the Company’s key employees and minimize the potential for disruptive and costly key employee turnover.
•Compensation is intended to align the interests of the executive officers with those of the Company’s shareholders by basing a significant part of total compensation on our executives’ contributions over time to the generation of shareholder value.
The Compensation Committee’s philosophy is to encourage management to act in the best interests of the Company and our shareholders even when such actions may temporarily reduce short-term profitability. Examples of those types of actions include the following:
•investments in our business in the form of human capital and intellectual resources, data and information technology systems;
•reserving methodologies and reserve positions;
•diversification of risk within our insurance and reinsurance portfolios;
•capital management strategies;
•long-term strategic growth initiatives;
•geographic diversification; and
•creativity in the development of new products.
52   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
The components and key features of our executive compensation program are set forth in the following chart:
Components of the Company’s Compensation Program

	Short Term	Compensation Component*	Description	Key Features
			Fixed component of compensation intended to attract and retain top talent	Generally positioned near the median of our pay level peer group, but varies with individual skills, experience, responsibilities and performance
At-Risk Pay
Performance goals established at
the beginning of each fiscal year
that support long-term growth
and operational efficiencies
Intended to motivate annual
performance with respect to key
financial measures, coupled with
individual performance factors

For 2025, the cash bonus was tied
to Adjusted Net Operating
Income ROE, as defined below
(60% weighting); final awards also
consider achievement of
individual goals (40% weighting)
Messrs. Williamson, Kociancic
and Anzaldua participated in the
Executive Performance Annual
Incentive Plan (“Executive
Incentive Plan”) for 2025 with the
maximum bonus potential for
award to any participant not to
exceed $3.5 million.  Ms. Beggs
participated in the Annual
Incentive Plan for 2025.

	Long Term		Intended to motivate long-term performance with respect to key financial measures and align our NEOs’ interests with those of our shareholders
Tied to the rate of annual
Adjusted Net Operating Income
ROE and TSR relative to our peer
group over a three-year period,
measured cumulatively
For 2025, payouts range from 0%
of target payout to 200% of target
payout, depending on
performance after 3 years

			Intended to motivate long-term performance and value creation, align our NEOs’ interests with shareholders’ interests and promote retention	Annual restricted stock grants vest at the rate of 33 1/3% per year over a three year period after the grant date.
Base Salary
14%
24%
CEO
Other NEOs
Annual Incentive Bonus
28%
34%
CEO
Other NEOs
Performance Share Units
29%
21%
CEO
Other NEOs
Time-Vested Restricted Shares
29%
21%
CEO
Other NEOs
*Percentages represent target 2025 compensation, excluding Messrs. Andrade and Vidovich, are an average for the Other NEOs, and may not sum to
100% due to rounding.
2026 Proxy Statement   53
The Company’s Compensation Philosophy and Objectives
The Compensation Committee meets annually to review and approve compensation for each Named Executive Officer, including any adjustments to base salary, bonus awards and equity grants in consideration of the officer’s prior fiscal year’s performance as well as performance over time. In addition, from time to time, the Compensation Committee may make separate adjustments to the salaries of Named Executive Officers during the year to recognize mid-year promotions, changes in job functions and responsibilities, or other circumstances.
As shown in the charts below, the Compensation Committee establishes the pay mix for our executive officers such that a substantial portion of target compensation is “at risk” compensation to better align the interests of our Named Executive
Officers with those of the Company’s shareholders.  The amounts above and in the chart below do not include the amounts set forth in the column labeled “All Other Compensation” in the Summary Compensation Table.
In addition, all employees, including executive officers, received other compensation in the form of employee health, welfare, and retirement benefits. Such other compensation included Company-paid term life insurance, partially subsidized medical and dental plans, Company-paid disability insurance and participation in a Company-sponsored
401(k) employee savings plan. Certain executives also participated in a Supplemental Savings Plan whose purpose is principally to restore benefits that would otherwise have been limited by U.S. benefit plan rules applicable to the 401(k)
employee savings plan.
The Role of Peer Companies and Benchmarking
The Compensation Committee identified a peer group comprised of companies in our industry for purposes of benchmarking and evaluating the competitiveness of our pay levels and compensation packages for our Named
Executive Officers. In determining the final composition of the peer group, the Compensation Committee selected publicly traded, comparably-sized insurers and reinsurers that directly compete with the Company for business and talent. The Compensation Committee reviews both compensation and performance at peer companies as a benchmark when setting target compensation levels that it believes are commensurate with the Company’s performance. Although the Compensation Committee did not set compensation components to meet specific benchmarks, it did utilize the peer group compensation data in determining relative performance against targets for applicable incentive compensation metrics. Further, the Compensation Committee utilized such peer group metrics in setting Named Executive Officer targets for fiscal year 2025. As noted below, three new peer companies were added in 2025.
54   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives

The Compensation Committee considered one or more of the following factors in identifying each of the peer group companies:
Companies that have a similar business or industry	Companies that have a mix of property and casualty (P&C), reinsurance and multi-line insurance.
Companies that include Everest in their peer group.
Companies with a global strategy and footprint.
Companies that we compete with	Companies with which we compete for business or talent in the market.
Company size	Companies based on their revenue and asset size.
Companies subject to pay disclosures	Availability of publicly available financial reporting and proxy data.
For 2025, the Compensation Committee selected the following companies to serve as our compensation peer group:

AIG	Cincinnati Financial	Old Republic International*
American Financial Group*	CNA Financial	Renaissance Re
Arch Capital	Hanover Insurance	Travelers Companies*
Axis Capital	Hartford Financial	W.R. Berkley
Chubb	Markel
*Peer companies added in 2025
Annual Base Salary and Bonus Determinations
The base salaries of our Named Executive Officers are determined by the Compensation Committee, established upon hire or assignment date and reconsidered annually or as responsibilities change. In setting an executive’s initial base salary, the Compensation Committee considers the executive’s abilities, qualifications, accomplishments and prior experience. The Compensation Committee also considers base salaries of similarly situated executive officers in its identified peer companies when assessing competitive conditions in the industry. Subsequent adjustments to the executive’s base salary in the form of annual raises or upon renewal of an employment agreement take into account the executive’s prior performance, the financial performance of the Company and the executive’s contribution to the
Company’s performance over time, as well as competitive conditions in the industry. In 2025, Mr. Williamson’s base salary was increased to reflect his new responsibilities as President and Chief Executive Officer of the Company.  Ms.
Beggs’s base salary was increased in July 2025 in connection with her promotion to Executive Vice President and Chief
Executive Officer of Reinsurance.  Mr. Vidovich’s base salary was established upon hire in November 2025.

Named Executive Officer	2024 Salary	2025 Salary	Percentage Change
Jim Williamson	$900,000	$1,250,000	38.9%
Juan C. Andrade	$1,250,000	$1,250,000	—%
Mark Kociancic	$900,000	$940,000	4.4%
Jill Beggs	$675,000	$725,000	7.4%
Anthony Vidovich	$—	$700,000	—%
Ricardo Anzaldua	$680,000	$680,000	—%
Incentive Based Bonus Plans
In connection with fiscal year 2025 performance, the Company awarded annual performance-based cash bonuses to the applicable Named Executive Officers pursuant to the Executive Incentive Plan. Ms. Beggs participated in the Annual
Incentive Plan. Mr. Andrade did not receive an annual performance-based cash bonus for 2025. In connection with his joining the Company, Mr. Vidovich received an incentive bonus payment of $900,000 in March 2026, as specified under the terms of his Employment Agreement with the Company dated September 25, 2025 and Addendum thereto dated
November 11, 2025 (collectively referred to herein as the “Vidovich Employment Agreement”), copies of which were filed with the SEC as Exhibits 10.54 and 10.55 to the Company’s 2025 Form 10-K. This bonus payment was intended to compensate Mr. Vidovich for the 2025 annual bonus payment forfeited at his prior employer.
(1) Adjusted Net Operating Income ROE (also referred to herein as Adjusted Operating ROE) is a non-GAAP financial measure that management uses to measure performance. Adjusted Net Operating Income ROE consists of net income (loss) excluding after tax net gain (loss) on investments and after -tax net foreign exchange income (expense) with an adjustment to the catastrophe loss amount. Adjusted catastrophe losses are actual catastrophe losses that are adjusted based upon where they fall within a Board approved range of potential catastrophe losses for a particular year.  If actual catastrophe losses fall within the range, no adjustment is made to the actual catastrophe loss amounts. If actual catastrophe losses fall above the high end of the range (+25% of forecasted catastrophe losses) or below the low end of the range (-25% of forecasted catastrophe losses), then the respective maximum or minimum dollar limits are used to replace the actual catastrophe losses within the Adjusted Net Operating Income ROE calculation. Actual 2025 catastrophe losses fell within the range for 2025, therefore there was no adjustment. Please see Appendix A for more information and available reconciliations of non-GAAP measures.
2026 Proxy Statement   55
The Company’s Compensation Philosophy and Objectives
Executive Performance Annual Incentive Plan
In addition to other criteria, the Executive Incentive Plan provides that the total amount of awards granted to all participants in any one year may not exceed 10% of the Company’s average annual income before taxes for the preceding five years.
Pursuant to the terms of the Executive Incentive Plan, within 90 days after the beginning of the fiscal year, the
Compensation Committee selects those executive officers of the Company and its subsidiaries who will participate in the
Executive Incentive Plan for that year. In February 2025, the Compensation Committee selected Messrs. Williamson,
Kociancic and Anzaldua to be participants in the Executive Incentive Plan for 2025. The Compensation Committee sets maximum potential bonus amounts for each participant based on achievement of specific performance criteria, chosen from among the performance criteria set forth in the Executive Incentive Plan, that closely align Company financial performance to long-term shareholder value creation. The Compensation Committee may exercise discretion and award an amount that is less than the potential maximum amount to reflect actual corporate, business unit and individual performance. The Executive Incentive Plan provides for a bonus cap pursuant to which the maximum potential bonus for each of the CEO and any other participant in the Executive Incentive Plan cannot exceed $3.5 million. In 2025, the maximum bonus payout under the Executive Incentive Plan was (i) for Mr. Williamson, 140% of his target incentive bonus and (ii) for Messrs. Kociancic and Anzaldua, 200% of their respective target incentive bonuses, in each case, subject to the foregoing $3.5 million cap.
Subject to the foregoing maximums, the Compensation Committee determined the total bonus amounts for Messrs.
Williamson, Kociancic and Anzaldua for 2025 would be based on two independent performance criteria: (1) Company financial performance (60% weighting) and (2) individual performance (40% weighting). The Compensation Committee established full-year operating plan ROE targets for the Company as the financial performance criteria to be applied in connection with a portion of their bonus compensation. Further, the Compensation Committee considers 60% of the potential maximum bonus eligible to be earned based on tiered Company Adjusted Net Operating Income ROE(1)
results above and below the set operating plan ROE target.
The Compensation Committee separately considers the remaining 40% of the potential maximum bonus eligible to be earned by each participant based upon successful achievement of individual, generally non-financial, goals established for such participant. Consideration of individual performance is done to acknowledge that the property and casualty
(re)insurance business is a risk-based endeavor where a company’s financial results in any one financial year may be impacted by exogenous factors beyond employees’ control, including but not limited to an unexpectedly severe hurricane season or other natural peril catastrophe activity. Implicit in such a determination is the recognition that our financial success over the long term is not dependent on any one financial year’s results.
Individual goals in any given year may include, but are not limited to, factors that may be applicable to each NEO, such as demonstrated leadership, risk management and loss mitigation protection practices, strategic goal setting, performance against annual operating plan, capital management, strategic expansion initiatives, demonstrating our cultural values and behaviors and growing Everest’s investor base. Finally, the 40% qualitative element also allows the
Compensation Committee broad discretion to consider market performance measures, such as TSR, as part of executive performance without setting a specific performance target.
This balanced approach allows the Company to remain competitive and foster retention of high-performing Named
Executive Officers. Further, the Compensation Committee is not bound to any minimum bonus amount and retains discretion to scale the payments below the potential maximum bonus and to award no cash bonus to any Named
Executive Officer. For Messrs. Williamson, Kociancic and Anzaldua, their maximum potential bonus awards were tied to the performance criteria as described in more detail below. Ms. Beggs’s annual incentive award for 2025 was determined under the terms of the Company’s Annual Incentive Plan, based on a mix of Company performance,
Reinsurance division results and objectives and key results. Ms. Beggs’s performance goals for 2025 included: Company
Adjusted Net Operating Income ROE (20% weighting) and Reinsurance division business results and strategic objectives in areas such as underwriting quality and pricing (80% weighting).
56   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
2025 Incentive-Based Bonus Targets and Awards

Named Executive Officer	Target Incentive Bonus (% Base Salary)	Target Incentive Bonus	Plan Maximum Incentive Bonus	Actual Bonus Award
Jim Williamson*	200%	$2,500,000	$3,500,000	$2,200,000
Mark Kociancic*	175%	$1,645,000	$3,290,000	$1,645,000
Jill Beggs*	130%	$942,500	$—	$900,000
Ricardo Anzaldua	140%	$952,000	$1,904,000	$952,000
TOTAL		$6,039,500	$8,694,000	$5,697,000
*  Mr. Williamson’s, Mr. Kociancic’s and Ms. Beggs’s Target Incentive Bonus percentages increased to 200%, 175% and 130% of base salary, respectively, in
2025.
Based on actual Adjusted Net Operating Income ROE of 12.4% and individual performance in 2025, Mr. Williamson and
Ms. Beggs received the actual bonus awards listed above.  For a more detailed discussion of Company performance, each NEO’s performance and the actual incentive cash bonus awarded for 2025, please see the “Incentive Cash Bonus”
section below. Mr. Kociancic received a target bonus pursuant to the terms of his Transition Agreement (as defined below).  In recognition of his transition to retirement, the Compensation Committee awarded Mr. Anzaldua an annual bonus at target.  In recognition of the forfeited 2025 bonus from his prior employer, Mr. Vidovich received a $900,000 bonus, as specified under the terms of the Vidovich Employment Agreement.  Mr. Andrade did not receive a 2025 bonus due to his resignation from the Company.
Long-Term Compensation Determinations
The second component of the Company’s executive compensation plan is premised on a strategic view of compensation. This long-term compensation component is achieved through the 2020 Stock Incentive Plan.
Awards under the 2020 Stock Incentive Plan are generally intended to reinforce management’s long-term emphasis on corporate performance, provide an incentive for key executives to remain with the Company for the long term and provide a strong incentive for employees to work to increase shareholder value by aligning employees’ interests with those of the shareholders.
Equity awards granted to the NEOs in 2025, 2024 and 2023, in each case, were in the form of restricted shares and performance share units. In 2025, Named Executive Officers’ annual long-term incentive awards are 50% in the form of
PSUs that could only be earned upon the satisfaction of specific Company financial performance metrics over a 3-year period and 50% restricted stock.
With respect to the equity award process, the CEO makes recommendations to the Compensation Committee for each eligible executive officer, other than himself, and the proposed awards are discussed with and reviewed by the
Compensation Committee. While the Compensation Committee takes into account management’s input on award recommendations, all final determinations are in the subjective judgment and discretion of the Compensation
Committee. In determining the final award amounts, the Compensation Committee reviews each recipient’s demonstrated past and expected future individual performance, his/her contribution to the financial performance of the
Company over time, the recipient’s level of responsibility within the Company, his/her ability to affect shareholder value and the value of past share awards. Finally, the Compensation Committee also considers the value of equity awards granted to similarly situated executive officers by our pay level peer group to ensure a competitively attractive overall compensation package.
Equity grants have historically been made at the Compensation Committee’s February meeting. The Company does not currently grant stock options and there is no policy or practice on the timing of awards of options in relation to the disclosure of material non-public information.
The table below lists the target percentage and actual annual long term-incentive awards from February 2025.
2026 Proxy Statement   57
The Company’s Compensation Philosophy and Objectives
2025 Stock Targets* and Awards**

Named Executive Officer	Stock Target (% Base Salary)	Restricted Stock Award	Performance- Share Unit Award
Jim Williamson	217%	$1,325,195	$1,325,195
Mark Kociancic	217%	$1,000,011	$1,000,011
Jill Beggs	129%	$437,828	$437,828
Ricardo Anzaldua	160%	$544,271	$544,271
TOTAL		$3,307,305	$3,307,305
*The 2025 annual long-term incentive stock targets, upon which the February grants were based, were as follows: for Mr. Williamson, $1,950,000, for Mr.
Kociancic, $1,950,000, for Ms. Beggs, $875,000 and for Mr. Anzaldua, $1,088,000. Subsequently, the long-term incentive stock target percentages of
Messrs. Williamson, Kociancic and Ms. Beggs increased to 420%, 266% and 138%, respectively, of base salary. Neither Mr. Andrade nor Mr. Vidovich had annual long-term incentive stock targets or equity awards in 2025.
**Awards listed in the table do not include the one-time 2025 retention equity grants awarded to Messrs. Williamson and Kociancic and Ms. Beggs. For
additional information regarding these one-time retention awards, please see the section below titled "Time-Vested Share Awards."
Time-Vested Share Awards
We believe that restricted shares encourage employee retention and reward employees consistent with long-term shareholder value creation. Restricted share awards granted prior to 2024 vest over a five-year period at the rate of 20%
per year for the Named Executive Officers and are generally forfeited if the recipient leaves the Company before vesting.
Commencing with 2024, grants of restricted share awards began vesting in equal installments over a three-year period.
In February 2025, after Mr. Andrade’s departure and Mr. Williamson’s appointment as President and CEO, the Company granted special one-time retention awards of time-vested restricted shares vesting in equal installments over a three year period to Messrs. Williamson and Kociancic, with grant date fair values of $2,500,200 and $1,500,189, respectively. Ms.
Beggs received a similarly structured one-time retention award of time-vested restricted shares with a grant date value of
$1,000,187 after her promotion to Executive Vice President and CEO of Reinsurance in mid-2025.
58   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Performance Share Units
The Compensation Committee grants annual performance-based equity awards to Named Executive Officers in the form of performance share units (“PSUs”) that can be earned only upon the achievement of certain Company financial metrics.
The performance metrics are measured over three one-year performance periods based on annual goals and on goals measured cumulatively over a three-year performance period.
To better align with market practice, the performance-based equity awards granted to the applicable NEOs in 2025 differed from the PSUs granted in prior years in the following ways:
•dividend equivalents are accrued and paid in proportion to the number of PSUs that actually vest;
•PSU vesting will be based on the level of achievement of two equally weighted financial performance measures:
Adjusted Net Operating Income ROE (adjusted for the impact of catastrophe losses, if applicable) and relative change in TSR as compared to a peer group (as further described below); and
•the maximum payout multiplier percentage for PSUs increased from 175% to 200%.
At fiscal year-end 2025, we completed the third and final year of the PSU performance period for our 2023 awards, the second year of the PSU performance period for our 2024 awards and the first year of the PSU performance period for our
2025 awards. For the 2023, 2024 and 2025 PSUs, the performance periods are January 1, 2023 through December 31,
2025, January 1, 2024 through December 31, 2026 and January 1, 2025 through December 31, 2027, respectively.
Each PSU gives the recipient the right to receive up to 1.75 shares (for the 2023 and 2024 grants) or up to 2 shares (for the 2025 grants) upon settlement at the end of the three-year performance period depending on the level of achievement of certain financial performance targets. For the 2023 and 2024 PSUs, the shares represented by the PSUs are earned only upon the satisfactory achievement of three metrics: cumulative TSR growth measured against peers over a three-year period, annual Net Operating Income Return on Equity and TSR, each measured against targets set by the
Compensation Committee. For the 2025 PSU grants, the Compensation Committee elected to increase the percentage weighting of the cumulative TSR growth measure to 50%, use Adjusted Net Operating Income ROE, and to eliminate TSR as a measure to better align with market practice. TSR is defined as the annual growth in book value per common share outstanding (excluding Unrealized Gains and Losses on Fixed Maturity, available for sale Investments) plus dividends per share.
Net Operating Income ROE, for purposes of PSU awards, is defined as after-tax net operating income divided by average adjusted shareholders’ equity. Adjusted Net Operating Income ROE consists of net income (loss) excluding after tax net gain (loss) on investments and after -tax net foreign exchange income (expense) with an adjustment to the catastrophe loss amount, if applicable. The Compensation Committee selected Adjusted Net Operating Income ROE as one of the financial metrics for the PSUs because this metric correlates closely with shareholder value over both intermediate and longer-term periods and is a widely-used financial metric in the insurance and reinsurance industry for assessing company performance. The tables below set forth the 2023, 2024 and 2025 PSU target awards for each applicable NEO and performance measures. Mr. Andrade’s PSUs were forfeited due to his departure from the Company in January 2025.
Mr. Vidovich did not receive PSU awards in the years listed below.

Target Awards for Named Executive Officers
Performance Year	Jim Williamson	Mark Kociancic	Jill Beggs	Ricardo Anzaldua
2023 PSUs	1,100	1,335	665	—
2024 PSUs	1,787	1,827	724	1,037
2025 PSUs	3,847	2,903	1,271	1,580
2026 Proxy Statement   59
The Company’s Compensation Philosophy and Objectives

2023 PSU Target Measures
				Award Multiplier
	Weight	Performance Year	Target ROE	0%	25%	100%	175%
Net Operating Income ROE	50%	2023	13.5%-14.5%	<6.0%	6.0%	13.5%-14.5%	>=20.0%
		2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
		2025	15.0%	<9.0%	9.0%	15%	>=18%
				Award Multiplier
	Weight	Performance Year	Target TSR	0%	25%	100%	175%
TSR	25%	2023	13.5%-14.5%	<6.0%	6.0%	13.5%-14.5%	>=20.0%
		2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
		2025	15.0%	<9.0%	9.0%	15%	>=18%
				Award Multiplier
	Weight	Performance Period	Target	0.0%	25%	100%	175%
3Yr Relative Change in TSR Compared to Peers	25%	2023-2025	Median	<25th %tile	25th %tile	Median	>=75th %tile

2024 PSU Target Measures
				Award Multiplier
	Weight	Performance Year	Target ROE	0%	25%	100%	175%
Net Operating Income ROE	50%	2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
		2025	15.0%	<9.0%	9.0%	15.0%	>=18%
				Award Multiplier
	Weight	Performance Year	Target TSR	0%	25%	100%	175%
TSR	25%	2024	17.0%	<8.0%	8.0%	17.0%	>=25.0%
		2025	15.0%	<9.0%	9.0%	15.0%	>=18%
				Award Multiplier
	Weight	Performance Period	Target	0.0%	25%	100%	175%
3Yr Relative Change in TSR Compared to Peers	25%	2024-2026	Median	<25th %tile	25th %tile	Median	>=75th %tile

2025 PSU Target Measures
				Award Multiplier
	Weight	Performance Year	Target ROE	0%	25%	100%	200%
Net Operating Income ROE	50%	2025	15.0%	<9.0%	9.0%	15.0%	>=18%
				Award Multiplier
	Weight	Performance Period	Target	0.0%	25%	100%	200%
3Yr Relative Change in TSR Compared to Peers	50%	2025-2027	Median	<25th %tile	25th %tile	Median	>=75th %tile
As displayed above, the portions of the 2023, 2024 and 2025 PSU grants that are subject to the Net Operating Income
ROE financial metric (50% for the 2023, 2024 and 2025 PSUs) are eligible to be earned annually in one-third tranches over the three-year performance period based upon target Net Operating Income ROE figures determined by the
Compensation Committee annually. In setting the 2025 Net Operating Income ROE target, the Compensation
Committee considered the Company’s 2025 operating business plan reflecting management’s view of market conditions, modeled expected results, business mix and product diversification.
For the 2025 annual performance period, the Compensation Committee set a target Net Operating Income ROE of 15%, with one-third of the applicable Named Executive Officers’ 2023, 2024 and 2025 PSUs eligible to be earned under the
Net Operating Income ROE metric as measured by the Company’s full-year performance from January 1, 2025 through
December 31, 2025. Earn-outs between the performance levels are determined by straight-line interpolation.
60   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
The tables below set forth the amount of 2023 PSUs eligible to be earned to date by each applicable NEO based upon
Net Operating Income ROE. The earn-out reflects the percentage of the total target award that can be earned in any one performance period, which is one-third of 50% (i.e., 16.7%) of the NEO’s total PSU target award for the 2023, 2024 and
2025 PSUs. The number of shares actually earned is calculated by applying the target award multiplier based upon the
Company’s full year performance:
2023 PSU ROE Grant

Net Operating Income ROE					Jim Williamson	Mark Kociancic	Jill Beggs

					Target Award

					1,100	1,335	665
	Target Goal	Actual	Weight %	Target Multiplier (% of Target)	Earned PSUs
2023 Period	13.5%-14.5%	18.7%	16.7%	157.3%	289	350	175
2024 Period	17.0%	9.0%	16.7%	33.3%	62	75	37
2025 Period	15.0%	12.4%	16.7%	67.5%	124	151	75
All earned shares resulting from achievement of the metrics herein are delivered to the participant upon the
Compensation Committee’s confirmation of the final earned amounts at the end of the 2023 PSUs respective three-year performance periods. Messrs. Anzaldua and Vidovich joined the Company after the 2023 PSU grants were made, so they did not receive grants. Due to Mr. Andrade’s resignation from the Company, effective January 5, 2025, he forfeited PSUs and restricted shares scheduled to vest thereafter.
2023 PSUs TSR Against Target Grant
For the 2023 PSU grant, for which performance was completed in 2025, the Compensation Committee used TSR measured against targets selected by the Compensation Committee as a metric. The TSR award metrics determined by the Compensation Committee in February 2026 are as follows:

2023 TSR Award					Jim Williamson	Mark Kociancic	Jill Beggs

					Target Award

					1,100	1,335	665
	Target	Actual	Weight %	Award Multiplier (% of Target)	Earned PSUs
2023 Period	13.5%-14.5%	21.3%	8.3%	175%	161	195	97
2024 Period	17.0%	9.2%	8.3%	35.0%	33	39	19
2025 Period	15.0%	13.1%	8.3%	76.2%	70	85	43
Since Messrs. Anzaldua and Vidovich joined the Company after the 2023 PSU grants were made, they did not receive awards. Due to Mr. Andrade’s resignation from the Company effective January 5, 2025, he forfeited PSUs and restricted shares scheduled to vest thereafter.
2026 Proxy Statement   61
The Company’s Compensation Philosophy and Objectives
2023-2025 PSUs TSR Against Peers Grant
The PSU awards eligible to be earned based on relative change to TSR are benchmarked against the percentage change in TSR of a selected peer group, as measured cumulatively from January 1, 2023 through December 31, 2025 for the
2023 PSUs. For the 2023 PSU awards, the Compensation Committee determined that the following companies would serve as the peer group:

AIG	Cincinnati Financial	Markel
Arch Capital	CNA Financial	Renaissance Re
Axis Capital	Hanover Insurance	W.R. Berkeley
Chubb	Hartford Financial
Companies that are no longer listed on a public exchange (e.g., due to acquisition or merger) during a measurement period are omitted from the cumulative percentage change in TSR benchmarking for the entire related measurement periods.
Earn-outs between target levels for PSUs subject to the percentage change in TSR metric are also determined by straight-line interpolation and will be certified by the Compensation Committee for eligibility at the end of the 2023 PSU three-year performance periods.
For the 2023 PSUs, the percentage change in TSR metrics determined by the Compensation Committee in 2026 are as follows:

2023 PSU Relative Change to TSR against Peers					Jim Williamson	Mark Kociancic	Jill Beggs

					Target Award

					1,100	1,335	665
	Weight	Earn Out %	Actual Performance	Award Multiplier (% of Target)	Earned PSUs
2023-2025 Period	25%	25%	64th percentile	142%	391	474	237
Since Messrs. Anzaldua and Vidovich joined the Company after the 2023 PSU grants were made, they did not receive awards. Due to Mr. Andrade’s resignation from the Company effective January 5, 2025, he forfeited PSUs and restricted shares scheduled to vest thereafter.
As a result, the total 2023 PSUs earned, taking into account satisfactory achievement of the three financial performance metrics is as follows:

	Jim Williamson	Mark Kociancic	Jill Beggs
2023 PSU Target Award	1,100	1,335	665
Total 2023-2025 Net Operating Income ROE PSUs Earned	475	576	287
Total 2023-2025 TSR PSUs Earned	264	319	159
Total Relative TSR PSUs Earned	391	474	237
Total PSUs Earned	1,129	1,369	683
PSU shares not earned because of failure to achieve the set metrics are forfeited. All earned shares resulting from achievement of the metrics are delivered to the participant upon confirmation by the Compensation Committee of the final earned amounts at the end of the PSUs three-year performance period. Due to Mr. Andrade’s resignation from the
Company, effective January 5, 2025, he forfeited PSUs and restricted shares scheduled to vest thereafter. Since Messrs.
Anzaldua and Vidovich joined the Company after the 2023 PSU grants were made, they did not receive awards.
62   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Named Executive Officer Compensation
The final amounts and factors considered by the Compensation Committee in making its decisions with regard to the
2025 performance year for each Named Executive Officer are described more fully below.
Company Financial Performance Assessment
The Compensation Committee assesses the financial performance of the Company in the context of the business environment in which it operates, the performance of competitors with reasonably comparable operations and management’s operating business plan for the period under review. The Compensation Committee also considers management’s decisions and strategies deployed in positioning the Company for future growth and profitability. Our compensation program is designed to reward executive officers for developing and achieving a business strategy that emphasizes creation of longer-term shareholder value.
The Compensation Committee attaches significant importance to our executives’ ability to generate shareholder value over time by achieving an attractive increase in dividend-adjusted book value per common share and in the achievement of returns that provide an attractive compound growth rate in shareholder return. Through fiscal year 2025, the
Company has generated compound annual growth rate of 11% per year since going public in 1995 and achieved total return over the same period equal to 658 points more than the analogous return achieved by the S&P 500 index as a whole.
This attractive long-term performance has been achieved during a period of significant natural catastrophe activity, varying interest rate environments and repeated periods of soft market conditions.
2026 Proxy Statement   63
The Company’s Compensation Philosophy and Objectives
Financial Performance Measures Linking CEO and NEO Compensation to
Company Performance in 2025
When analyzing the performance and considering the overall compensation of our Named Executive Officers, the
Compensation Committee reviews the Company’s operational, strategic and financial performance over the short and the long term. As noted above, in linking executive pay to Company performance, the Compensation Committee selected the key Company financial performance metrics of annual Adjusted Net Operating Income ROE and relative change in TSR as compared to a peer group for the performance share unit awards and Adjusted Net Operating Income
ROE for the annual bonus. In addition to these key financial performance indicators, the Compensation Committee also identified additional financial metrics as most important in linking executive pay to Company performance. These additional financial indicators are not necessarily tied to any one specific short-term financial target, but rather serve to incentivize management to focus on long-term value creation.
In 2025, Everest took strategic steps to improve the portfolio by simplifying operations and strengthening the balance sheet. The Company completed its one renewal casualty remediation in North America, obtained a $1.2 billion adverse development cover and sold the renewal rights for certain lines of the commercial property and casualty insurance business in the U.S., U.K., E.U. and Asia Pacific to AIG. Despite reserve strengthening, pre-tax catastrophe losses of $757 million and costs related to strategic actions, the Company generated a Net Operating Income ROE of 12.4% and Total
Shareholder Return of 13.1%.  Everest also grew its net investment income by $170 million and returned $1.1 billion in capital to shareholders in the form of share repurchases and common stock dividends. Everest delivered financial results in line with a continuing focus on prudent risk management, disciplined underwriting and efficient capital management.
The Compensation Committee took subjective note of executive management’s role in delivering results in 2025.
Individual Performance Assessment Factors
In evaluating individual performance, the Compensation Committee qualitatively considers the following individual factors:
•each executive officer’s individual performance in his/her area of responsibility;
•individual effort in achieving company goals;
•effectiveness in fostering and working with a team-oriented approach;
•creativity, demonstrated leadership traits and future potential;
•level of experience; and
•total compensation relative to the executive’s internal peers.
No single individual performance factor is given materially more weight than another, although all are considered in the context of an executive’s overall performance. Rather, these factors are representative of the qualities that we believe make an effective executive.
64   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Incentive Cash Bonus
For Mr. Williamson, the total bonus was determined by application of two independent components: (1) Company financial performance criteria and (2) individual performance criteria. For bonus calculation purposes, these components are weighted 60% Company financial performance criteria and 40% individual performance criteria. Ms. Beggs participated in the Annual Incentive Plan. Her bonus determination was based on a mix of Company, Reinsurance division financial and strategic objectives and key results. Mr. Kociancic received a target bonus pursuant to the terms of his Transition Agreement. In recognition of his transition to retirement, the Compensation Committee awarded Mr.
Anzaldua an annual bonus at target. Mr. Vidovich received an incentive bonus payment of $900,000 in March 2026, as specified under the terms of the Vidovich Employment Agreement. This bonus payment was intended to compensate
Mr. Vidovich for the 2025 annual bonus payment forfeited at his prior employer.
For 2025, the Compensation Committee adopted the 2025 Adjusted Net Operating Income ROE (as defined above) as the target financial performance metric. After considering whether to include multiple financial metrics to measure performance, the Compensation Committee concluded that for (re)insurance companies such as Everest, whose ultimate success in value creation derives from disciplined underwriting, prudent risk management and careful exposure analysis in maximizing capital efficiency, Adjusted Net Operating Income ROE is a key performance indicator that ties each of these value components together. Adjusted Net Operating Income ROE provides a holistic measurement of operating performance because it encompasses the results of key individual performance indicators such as growth strategy, revenue, loss ratio, expense management and combined ratio. Further, it removes any short-term incentive for management to maximize any one particular metric in a given year.
In setting Adjusted Net Operating Income ROE as the financial performance criterion for non-equity incentive compensation, the Compensation Committee determined that the targets were fair yet demanding in consideration of:
•the 2025 operating plan,
•the average operating return on equity achieved over several market cycles,
•the average operating return on equity among the companies in the selected peer group and
•the fact that the Company operates in an increasingly competitive and challenging market cycle.
In measuring the Company’s performance against the target operating plan ROE, the Compensation Committee calculates an Adjusted Net Operating Income ROE. For purposes of this calculation, the Compensation Committee may employ an adjustment to Net Operating Income ROE to more accurately reflect a normalized catastrophe risk management measure over time and evaluate the executive team’s risk mitigation strategies. The adjustment for catastrophe losses depends upon where losses fall within a Board approved range of potential catastrophe losses for a particular year. If actual catastrophe losses fall within the range, no adjustment is made to the Adjusted Net Operating
Income ROE calculation for actual catastrophe losses. If actual catastrophe losses fall above the high end of the range
(+25% of forecasted catastrophe losses) or below the low end of the range (-25% of forecasted catastrophe losses), then the respective maximum or minimum dollar limits are used to replace the actual catastrophe losses within the Adjusted
Net operating income calculation. Actual 2025 catastrophe losses fell within the range for 2025, therefore there was no adjustment.  Our annual operating plan assumes a “normalized” level of natural catastrophe losses as derived from a
10,000-year simulation of potential modeled events, updated to quantify the growing impact of human activity on climate risk and the increased exposure factors associated with expected increased loss severity and frequency from extreme climate events. Such a “normalized” catastrophe loss level translates to a Net Operating Income ROE that can range widely from a low-single-digit to mid-teens percentage return for a given year based on competitive market factors such as interest rate changes, business mix, market capacity and the impact of alternative capital. Utilizing an adjusted catastrophe loss load in any one year will reflect, over the long term, the performance of the portfolio relative to expected performance and does not overly benefit compensation during benign years of catastrophe activity nor unduly penalize compensation during years of intense activity. This method takes account of the inherent volatility of catastrophe events from year to year and balances it against the normalizing effect of using an average annualized expected incidence of catastrophes over the long term. Consequently, over the long-term, the calculation of incentive compensation should reflect the actual performance of the portfolio relative to its expected performance.
2026 Proxy Statement   65
The Company’s Compensation Philosophy and Objectives
Mr. Williamson’s Annual Cash Incentive Goals and Compensation
Mr. Williamson served as the Company’s President and CEO in 2025, with a base salary of $1,250,000. For fiscal year
2025, the Compensation Committee established financial and individual performance-based criteria for purposes of establishing the bonus award amount for Mr. Williamson under the Executive Incentive Plan.

Maximum Bonus (140% of Target Bonus)	$3,500,000
Target Bonus (200% of Base Salary)	$2,500,000
The Compensation Committee considered 60% of Mr. Williamson’s bonus to be independently determined based on the tiered Company Adjusted Net Operating Income ROE measures shown below.

Performance Level	Financial Performance Measure (Adjusted Net Operating Income ROE)	Potential Bonus (Financial Performance Component)
Maximum	>=18%	60% of 140% of Target Bonus	$2,100,000
Target	15.0%	60% of Target Bonus	$1,500,000
Threshold	9.0%	60% of 25% of Target Bonus	$375,000
Below Threshold	<9.0%	Zero	$0
After comparing the Company’s fiscal year 2025 results to the performance measures established, the Compensation
Committee concluded, based on the actual Adjusted Net Operating Income ROE of 12.4%, that the resulting cash bonus for the financial performance based component for Mr. Williamson was as follows:

Financial Performance Measure (ROE)	2025 Plan Operating ROE (Target)	2025 Adjusted Operating ROE	Resulting Bonus (Financial Performance Based Component)
60.0%	15%	12.4%	$1,012,500
The Compensation Committee separately considered the 40% portion of Mr. Williamson’s bonus based on individual performance.

Individual Performance Measure	Potential Bonus (Individual Performance Component)
40% of 140% of Target Bonus (Maximum)	$1,400,000
40% of 100% of Target Bonus (Target)	$1,000,000
In determining Mr. Williamson’s final 2025 bonus and equity award, the Compensation Committee took note of the
Company’s strategic efforts under Mr. Williamson’s guidance in conjunction with his execution of responsibilities as CEO.
The Committee gave particular consideration to Mr. Williamson’s leadership in reshaping the Company’s portfolio and strengthening the balance sheet, including the sale of renewal rights of the Commercial Retail Insurance business in certain geographies, completing the one-renewal casualty insurance remediation in North America, returning $1.1 billion in capital to shareholders, recruitment of new executives in key leadership roles and refocused attention on long term growth within the Reinsurance and Wholesale & Specialty divisions.
Mr. Williamson’s total resulting cash bonus payment as approved by the Compensation Committee was as follows:

Performance Measure	2025 Plan Operating ROE (Target)	2025 Adjusted Operating ROE	Resulting Bonus Payment
Adjusted Operating ROE	15%	12.4%	$1,012,500
Individual Performance			$1,187,500
Total Actual Cash Bonus			$2,200,000
In summary, Mr. Williamson was promoted to President and Chief Executive Officer in January 2025 with a base salary of
$1,250,000 and in February 2025 received restricted share awards valued at $3,825,395 on the grant date (consisting of an annual restricted share award valued at $1,325,195 and a one-time retention grant of restricted shares valued at
$2,500,200) and an annual 2025 PSU award target valued at $1,325,195 on the grant date.
66   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Mr. Andrade’s Annual Compensation
Mr. Andrade resigned from the Company in January 2025. For his service to the Company, Mr. Andrade received total compensation of $54,089. Mr. Andrade did not receive a bonus under the Executive Incentive Plan or any equity grants for fiscal year 2025, and previously granted unvested equity was forfeited upon his departure from the Company.
Other Named Executive Officers’ Annual Cash Incentive Goals
and Compensation
In February 2025, the Compensation Committee established the following separate financial and individual performance-based criteria under the Executive Incentive Plan for purposes of the incentive cash bonus target award amounts for Messrs. Kociancic and Anzaldua. Ms. Beggs participated in the Annual Incentive Plan. Messrs. Andrade and
Vidovich did not participate in an annual incentive plan for 2025.

	Mark Kociancic	Ricardo Anzaldua
Maximum Bonus (200% of Target Bonus)	$3,290,000	$1,904,000
Target Bonus	$1,645,000	$952,000
The Compensation Committee considered 60% of each NEO’s bonus to be independently determined based on the tiered Company Adjusted Net Operating Income ROE measures shown below.

Performance Level	Financial Performance Measure (Plan Operating ROE)		Mark Kociancic	Ricardo Anzaldua
		Potential Bonus (Financial Performance Based Component)
Maximum	>=18%	60% of 200% of Target Bonus	$1,974,000	$1,142,400
Target	15.0%	60% of 100% of Target Bonus	$987,000	$571,200
Threshold	9.0%	60% of 25% of Target Bonus	$246,750	$142,800
Below Threshold	<9.0%	Zero	$0	$0
After comparing the Company’s fiscal year 2025 results to the performance measures established, the Compensation
Committee concluded, based on the actual Adjusted Net Operating Income ROE of 12.4%, that the achievement of the financial performance based component was as follows:

			Mark Kociancic	Ricardo Anzaldua
Financial Performance Measure (ROE)	2025 Plan Operating ROE (Target)	2025 Adjusted Operating ROE	Actual Achievement (Financial Performance Based Component)
60.0%	15%	12.4%	$666,225	$385,560
The remaining 40% portion of the bonus was weighted based on individual performance:

Individual Performance Measure	Mark Kociancic	Ricardo Anzaldua
	Potential Bonus (Individual Performance Component)
40% of 200% of Target Bonus (Maximum)	$1,316,000	$761,600
40% of Target Bonus	$658,000	$380,800
In 2025, Messrs. Kociancic and Anzaldua were awarded annual bonuses as described below.
2026 Proxy Statement   67
The Company’s Compensation Philosophy and Objectives
Mr. Kociancic’s Compensation
Mr. Kociancic served as the Company’s Executive Vice President and Group Chief Financial Officer with a base salary of
$940,000 and received 2025 restricted share awards valued on the grant date at $2,500,200 (including an annual restricted share award valued at $1,000,011 and a one-time retention grant of restricted shares valued at $1,500,189 awarded in February 2025) and an annual 2025 PSU award target valued at $1,000,011. In November 2025, the
Company announced that Mr. Kociancic would be retiring from his position as Executive Vice President and Chief
Financial Officer in May 2026 and serving in an advisory capacity until July 2026. He was paid a cash bonus of $1,645,000 for 2025 pursuant to a Transition Agreement, dated November 25, 2025, as filed with the SEC as Exhibit 10.52 to the
Company’s 2025 Form 10-K.
Ms. Beggs’s Compensation
Ms. Beggs was promoted in 2025 to the role of Executive Vice President and Chief Executive Officer of Reinsurance with a base salary of $725,000, restricted share awards valued on the grant date at $1,438,015 (consisting of her annual award valued at $437,828 and a one-time retention grant valued at $1,000,187) and a 2025 PSU award target valued at
$437,828. Ms. Beggs’s 2025 cash bonus of $900,000 was based on Company achievement of Adjusted Net Operating
Income ROE of 12.4%, Reinsurance division results and achievement of objectives and key results related to areas such as underwriting quality and pricing.
Mr. Vidovich’s Compensation
A new member of the Company’s executive team, Mr. Vidovich served as the Company’s Executive Vice President and
General Counsel starting in November 2025. For the period during which he served in 2025, he earned a base salary of
$80,769 and had all other compensation of $19,025. He did not receive restricted share awards or a PSU award in 2025.
Mr. Vidovich received payments of $1,200,000 in December 2025 and $900,000 in March 2026 pursuant to the Vidovich
Employment Agreement to compensate him for the value of equity and a 2025 annual incentive bonus each of which were forfeited from his prior employer. For further information, please see the section below called “Employment,
Change of Control and Other Agreements.“
Mr. Anzaldua’s Compensation
Mr. Anzaldua served as the Company’s Executive Vice President and General Counsel with a base salary of $680,000, restricted share awards valued at $544,271 and a 2025 PSU award target valued at $544,271. In September 2025, the
Company announced Mr. Anzaldua would be retiring. In recognition of his transition to retirement, the Compensation
Committee awarded Mr. Anzaldua an annual cash bonus at target of $952,000. As disclosed on the Current Report on
Form 8-K filed with the SEC on March 16, 2026, he signed a Separation, Transition Services and General Release
Agreement and left the Company on March 13, 2026.
Other Forms of Compensation
Apart from the salary, bonus and long-term compensation components discussed above, all employees including executive officers receive other forms of compensation from the Company, including Company-paid term life insurance, partially subsidized medical and dental plan, Company-paid disability insurance and participation in a Company-
sponsored 401(k) employee savings plan. Certain executives also participate in a Supplemental Savings Plan.
Clawback Policy
The Company has a Clawback Policy covering current and former employees, including NEOs and other Section 16 officers. The Clawback Policy was updated, effective December 1, 2023, to comply with SEC rules and NYSE listing standards. The new rules and standards mandate recoupment of incentive-based compensation from the Company’s current and former Section 16 officers in the event that the Company issues a restatement of its financial statements, to the extent such incentive-based compensation received by the Section 16 officer exceeds the amount that would have been received by that individual based on the restated financial statements. Additionally, the Clawback Policy provides for forfeiture and repayment of any incentive-based compensation (including vested and unvested equity awards) granted or paid to any individual during the period in which he or she engaged in material willful misconduct, including but not limited to fraudulent misconduct, in which case the Clawback Policy also requires the repayment and termination of any payments and benefits provided to such individual pursuant to any severance or similar agreement.
A copy of the Clawback Policy was included as Exhibit 97.1 to the Company’s 2025 Form 10-K.
Anti-Hedging Policy
The Company’s Ethics Guidelines and Insider Trading Policy prohibit our executive officers, directors and other employees from trading in options in the Company’s shares. Prohibited options include trading in “put” and “call”
options on Company stock or other securities and options awarded under the 2020 Stock Incentive Plan or any expired stock incentive plan (but does not exclude the exercise of any compensation-related options granted under the 2020
68   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Stock Incentive Plan or another plan). Further, the Company’s anti-hedging policy prohibits its officers, directors and other employees from engaging in transactions geared toward “shorting” the Company’s stock or trading in straddles, equity swaps or other derivative securities that are directly linked to the Company’s common shares. The foregoing anti-
hedging policy is part of the Company’s “Inside Information and Restrictions on Trading” section of the Company’s Ethics
Guidelines, which provides a series of restrictions applicable to all transactions in Company stock and other classes of securities by certain individuals, including directors, officers and employees of the Company (as well as to others living in the same household as such individuals).
Stock Ownership and Retention Guidelines
The Board has adopted stock ownership and retention guidelines for all senior officers with the title of Executive Vice
President or above (including each of our NEOs), in order to further align the personal interests of these executives with those of our shareholders. Ownership guidelines require each covered executive to own shares of Company stock with a value equal to, for the Chief Executive Officer, six (6) times base salary and for each other covered executive, three (3)
times base salary, calculated annually. In general, ownership and retention requirements may be satisfied by all shares owned (however acquired), unvested restricted share awards granted under the 2020 Stock Incentive Plan (or other stock incentive plan) and PSUs awards that have been earned or “banked” during the performance period but not yet paid out. Unearned PSUs are not counted for purposes of the ownership and retention requirements. Any covered executive who does not meet the stock ownership guidelines must hold at least 50% of the “net shares” received (after reduction for payment of any exercise price and/or taxes) upon the exercise of stock options, payout of performance shares or PSUs or vesting of time-based restricted shares until the ownership guidelines are met. Because covered executives must hold at least 50% of the net shares received from any exercise of stock options, payout of performance shares or vesting of time-based restricted stock until they achieve the specified guidelines, there is no minimum time period required to achieve the guidelines. In addition, any covered executive who does not meet the stock ownership guidelines must also refrain from selling any owned shares until the guidelines are met. For 2025, each NEO who served with the Company for the full year was in compliance with stock ownership guidelines other than Mr. Anzaldua.
Perquisites and Other Benefits
When deemed appropriate, the Company provides Named Executive Officers with perquisites and other personal benefits that are reasonable and consistent with the overall compensation plan and the philosophy of attracting and retaining key employees. The Compensation Committee periodically reviews these awards of perquisites and other benefits. In 2025, the Compensation Committee approved a new income tax preparation benefit pursuant to which certain designated Executive Officers of the Company may be reimbursed up to $10,000 per calendar year for personal income tax preparation services. For further information on the costs incurred by the Company for perquisites and other benefits, please see the Summary Compensation Table below.
Tax and Accounting Implications
Section 162(m) of the U.S. Internal Revenue Code (the “Code”) limits the deductibility of annual compensation in excess of $1 million paid to “covered employees” of the Company with some limited exceptions for compensation paid pursuant to certain arrangements in place on November 2, 2017. For 2018 and thereafter, our covered employees will generally include anyone who (i) was the CEO or chief financial officer at any time during the year, (ii) was one of the other Named Executive Officers or (iii) was a covered employee for any year after 2016.
As with prior years, although the Compensation Committee will consider deductibility under Section 162(m) of expenses incurred in compensating executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. The Compensation Committee considers many factors when designing its compensation arrangements, in addition to the deductibility of the compensation, and maintains the flexibility to grant awards or pay compensation amounts that are non-deductible if they believe it is in the best interest of our Company and our shareholders to do so.
Compensation Risk Management
In line with the Company’s requirements to manage risks associated with the Company’s compensation programs, our
Compensation Committee seeks to ensure that our executive compensation program does not encourage inappropriate risk taking by our executives.
2026 Proxy Statement   69
The Company’s Compensation Philosophy and Objectives
Role of the Compensation Consultant
The Compensation Committee has sole discretion to retain or obtain the advice of a compensation consultant, independent legal counsel or other advisor (“Advisor”) to provide independent advice to the Compensation Committee.
Meridian Compensation Partners (“Meridian”) served as the Compensation Committee’s Advisor for 2025.
The Advisors were engaged to offer views on:
•Evaluation of Executive Compensation Programs
•Selection of peer groups
•Compensation best practices
•Benchmarking data
•Director Compensation
•Report on trends and developments in executive compensation
The Compensation Committee reviews the independence of the Advisors annually in accordance with the six independence factors listed in the NYSE rules to understand the nature and scope of the Advisor’s relationships with
Everest’s Board and its executive officers. Based on that review, the Compensation Committee has determined that
Meridian is independent, and work conducted in 2025 did not raise any conflicts of interest.
The foregoing provides a general overview of the Company’s philosophy on executive compensation. The tables contained in the subsequent sections attribute specific dollar values to the various aspects of executive compensation previously discussed.
70   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Compensation of Executive Officers
The following table sets forth compensation paid or accrued to the Company’s Chief Executive Officer, former Chief
Executive Officer, Executive Vice President and Chief Financial Officer and each of our three other most highly paid executive officers who served during fiscal year 2025 (collectively, the NEOs). The principal position listed under the name of each executive officer is as of December 31, 2025.
2025 Summary Compensation Table

				Stock Awards			Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)
Name and Principal Position	Year	Salary	Bonus(1)	Restricted Stock Awards(2)	Performance Share Unit Awards(3)	Non-Equity Incentive Plan Compensation		All Other Compensation	Total
Jim Williamson President and CEO
	2025	$1,227,116		$3,825,395	$1,325,195	$2,200,000	-	$374,794	$8,952,500
	2024	$886,154		$1,340,240	$660,328	$903,300	-	$308,832	$4,098,854
	2023	$830,770		$940,667	$420,624	$1,452,500	-	$252,760	$3,897,321
Juan C. Andrade Former President and CEO
	2025	$48,077		-	-	-	-	$6,012	$54,089
	2024	$1,250,000		$3,000,113	$3,000,113	-	-	$689,079	$7,939,305
	2023	$1,250,000		$2,376,523	$2,376,523	$3,250,000	-	$656,485	$9,909,531
Mark Kociancic Executive Vice President and Chief Financial Officer
	2025	$930,769		$2,500,200	$1,000,011	$1,645,000	-	$369,563	$6,445,543
	2024	$900,000		$1,370,171	$675,108	$903,300	-	$387,666	$4,236,245
	2023	$894,231		$1,181,570	$510,484	$1,556,200	-	$374,403	$4,516,888
Jill Beggs Executive Vice President and Chief Executive Officer of Reinsurance
	2025	$696,154		$1,438,015	$437,828	$900,000	$51,650	$172,826	$3,696,473
Anthony Vidovich Executive Vice President and General Counsel
	2025	$80,769	$2,100,000	-	-	-	-	$19,025	$2,199,794
Ricardo Anzaldua Former Executive Vice President and General Counsel
	2025	$680,000		$544,271	$544,271	$952,000	-	$233,325	$2,953,867
	2024	$680,000		$777,095	$383,190	$682,493	-	$240,006	$2,762,784
(1)Amount shown consists of payments of $1,200,000 in December 2025 and $900,000 in March 2026 pursuant to the Vidovich Employment Agreement to compensate Mr. Vidovich for the value of equity and a 2025 annual incentive bonus, each of which was forfeited from his prior employer.
(2)Amounts shown are the aggregate grant date fair value for restricted awards granted computed in accordance with FASB ASC Topic 718. Restricted share awards granted prior to 2024 vest at the rate of 20% annually over a five-year period. Restricted shares granted in 2025 vest at the rate of 33 1/3%
per year over three years, and otherwise using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the
Company’s 2025 Form 10-K. Restricted shares are granted on the day that they are awarded by the Compensation Committee and valued as of the grant date.  For Messrs. Williamson, Kociancic and Beggs, the amounts include one-time executive retention awards valued at $2,500,200, $1,500,189 and
$1,000,187, respectively. For further information regarding these one-time retention awards, please see the section above titled “Time-Vested Share
Awards.” The Company determines fair market value by averaging the high and low market price on the grant date.
(3)Amounts shown are the aggregate grant date fair value for performance share unit awards granted computed in accordance with FASB ASC Topic 718, at the target achievement percentage (100%), and otherwise using the methods and assumptions presented in Note 14 to the Consolidated Financial
Statements in the Company’s 2025 Form 10-K. The performance achievement factor can range between 0% and 175% (for PSU grants prior to 2025) and
0% and 200% (for PSU grants in 2025) of the target grant. If the participants were to have achieved the maximum performance achievement factor for the
2025 grants,  the value as of the grant date for PSUs would have been as follows: Mr. Williamson, $2,650,391; Mr. Kociancic, $2,000,022; Ms. Beggs,
$875,655; and Mr. Anzaldua, $1,088,541.
(4) Ms. Beggs participated in the qualified defined benefit pension plan that terminated in 2024. Earnings on the Supplemental Savings Plan are not
included as they are invested in the same investment offerings as the qualified savings plan and are not preferential.
2026 Proxy Statement   71
The Company’s Compensation Philosophy and Objectives
For the Named Executive Officers, the 2025 amounts in the All Other Compensation column include:

	Williamson	Andrade	Kociancic	Beggs	Vidovich	Anzaldua
Employer Matching Contributions (Qualified and Non-qualified)	$36,814	$1,442	$27,923	$20,885	$2,423	$20,400
Dividends on Restricted Shares	$140,232	-	$135,680	$39,488	-	$23,856
Employer Discretionary Contribution (Qualified and Non- qualified)(1)	$149,129	$3,846	$146,726	$104,298	$6,462	$109,000
Executive Long-Term Disability	$27,068	$678	$36,876	$6,298	-	$8,235
Other(2)	$21,551	$46	$22,358	$1,858	$10,140	$71,834
Total:	$374,794	$6,012	$369,563	$172,826	$19,025	$233,325
(1)Messrs. Williamson, Andrade, Kociancic, Vidovich, Anzaldua and Ms. Beggs each received an additional qualified plan contribution pursuant to the
Company’s Savings Plan and non-qualified plan contributions.
(2) Amounts include life insurance premiums paid for the benefit of each of the Company’s Named Executive Officers; umbrella insurance premiums, a car allowance and the incremental cost to the Company for personal security services during travel for Mr. Williamson; umbrella insurance premiums, a car allowance and tax preparation services for Mr. Kociancic; umbrella insurance premiums and a housing allowance for Mr. Vidovich; and a $61,767 travel allowance, umbrella insurance premiums and the costs of an executive physical and tax preparation services for Mr. Anzaldua.
Grants of Plan-Based Awards
The following table sets forth certain information concerning equity and cash awards granted under the Company’s
Stock Incentive Plan and the Executive Performance Annual Incentive Plan during 2025 to the Named Executive Officers.
2025 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			Restricted Stock Awards Number of Shares(2)	Grant Date Fair Value of Stock Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target(4)	Maximum(5)		Restricted Stock Awards(3)	PSU Awards(6)
Jim Williamson	2/26/2025				447	3,847	7,694	3,847	$1,325,195	$1,325,195
	2/26/2025							7,258	$2,500,200
	—	$625,000	$2,500,000	$3,500,000
Mark Kociancic	2/26/2025				457	2,903	5,806	2,903	$1,000,011	$1,000,011
	2/26/2025							4,355	$1,500,189
	—	$411,250	$1,645,000	$3,290,000
Jill Beggs	2/26/2025					1,271	2,542	1,271	$437,828	$437,828
	9/11/2025							2,909	$1,000,187
	—		$942,500
Ricardo Anzaldua	2/26/2025				260	1,580	3,160	1,580	$544,271	$544,271
	—	$238,000	$952,000	$1,904,000
(1) Potential awards to be made pursuant to the Executive Performance Annual Incentive Plan or Annual Incentive Plan. The actual award is shown in the
“Non-Equity Incentive Plan Compensation” column of the Summary Compensation Plan table. Neither Mr. Andrade nor Mr. Vidovich received grants of plan based awards in 2025.
(2)This column shows the number of restricted shares granted in 2025 to the Named Executive Officers pursuant to the 2020 Stock Incentive Plan for grants made on February 26, 2025. Additionally, one-time retention awards of restricted shares were granted to Messrs. Williamson and Kociancic on February
26, 2025, and Ms. Beggs on September 11, 2025. For additional information regarding these one-time retention awards, please see the section above titled "Time-Vested Share Awards." Restricted shares granted in 2025 vest at the rate of 33 1/3% per year over three years. During the restricted period, quarterly dividends are paid to the Named Executive Officer.
(3)The grant date fair value of each equity award shown is calculated in accordance with FASB ASC Topic 718 using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the Company’s 2025 Form 10-K.
(4)This column shows the number of performance share units outstanding at December 31, 2025 for each Named Executive Officers pursuant to the 2020
Stock Incentive Plan, assuming achievement at the target level (100%). Performance share units vest 100% after three years.
(5)This column shows the number of performance share units outstanding at December 31, 2025 for each Named Executive Officers pursuant to the 2020
Stock Incentive Plan, assuming achievement at the maximum level (200%). Performance share units vest 100% after three years.
(6)The grant date fair value of each equity award shown is calculated in accordance with FASB ASC Topic 718 using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the Company’s 2025 Form 10-K.
72   2026 Proxy Statement
The Company’s Compensation Philosophy and Objectives
Outstanding Equity Awards at Fiscal Year-End 2025

	Stock Awards(1)
	Restricted Stock Awards		PSU Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Jim Williamson	16,710	$5,670,539	3,780	$1,282,743
Mark Kociancic	13,810	$4,686,424	3,092	$1,049,270
Jill Beggs	6,901	$2,341,854	1,316	$446,585
Ricardo Anzaldua	2,982	$1,011,942	1,704	$578,252
(1)Restricted share awards granted prior to 2024 vest at the rate of 20% annually over a five-year period. Restricted shares granted in 2024 and 2025 vest at the rate of 33 1/3% annually over a three-year period. Please refer to the CD&A for more details on the PSU vesting dates and terms. Grant dates for the restricted shares are as shown in the table that follows. Neither Mr. Andrade nor Mr. Vidovich had outstanding equity awards at fiscal year end.
(2)Determined by multiplying the NYSE December 31, 2025 closing price of $339.35 by the number of outstanding restricted share awards or by the number of both unvalued and unvested performance share unit awards (determined assuming the maximum level of performance).

Grant Date	2/23/2021	2/23/2022	2/23/2023	2/28/2024	2/26/2025	9/11/2025
Jim Williamson
Restricted Share Awards	581	1,130	1,476	2,418	11,105
PSU Awards			1,100	1,787	3,847
Mark Kociancic
Restricted Share Awards	820	1,406	1,854	2,472	7,258
PSU Awards			1,335	1,827	2,903
Jill Beggs
Restricted Share Awards	289	654	798	980	1,271	2,909
PSU Awards			665	724	1,271
Ricardo Anzaldua
Restricted Share Awards				1,402	1,580
PSU Awards				1,037	1,580
Stock Option Exercises and Shares Vested
The following table sets forth certain information concerning the number and value of vested shares at the end of 2025 held by the Named Executive Officers. The Named Executive Officers do not hold any outstanding stock options.

	Share Awards (PSUs )		Share Awards (Restricted Stock)
Name	Number of Shares Acquired at Settlement	Value Realized at Settlement(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Jim Williamson	1,303	$472,601	3,939	$1,337,572
Mark Kociancic	1,620	$587,578	7,577	$2,516,034
Jill Beggs	758	$274,928	1,371	$469,217
Ricardo Anzaldua	0	0	701	$249,013
(1)Amount reflects the aggregate market share value on the day of settlement of the performance share unit award.
(2)Amount reflects the aggregate market share value on the day that the restricted shares vest.
2026 Proxy Statement   73
The Company’s Compensation Philosophy and Objectives
Pension Benefits
Ms. Beggs participated in the Everest Reinsurance Company Retirement Plan (the “Retirement Plan”), a tax-qualified defined benefit pension plan, during her employment with the Company between 1992 and 2002. Upon re-joining the
Company in 2021, Ms. Beggs retained her credited service under the Retirement Plan. As of April 1, 2010, the
Retirement Plan was closed to new employees. Therefore, none of the other NEOs were eligible to participate. The
Retirement Plan was subsequently terminated in 2024. For further information on the termination of the Retirement Plan, please see Note 16 to the Consolidated Financial Statements in the Company’s 2025 Form 10-K. Ms. Beggs received a lump sum settlement payout in 2025 of $51,650 representing her entire vested balance under the Retirement Plan.

2025 Pension Benefits Table
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Jill Beggs	Everest Reinsurance Company Retirement Plan	9.8	-	$51,650
2025 Non-Qualified Deferred Compensation Table
The 2025 Non-qualified Deferred Compensation Table shows information about the Supplemental Savings Plan(1) and
Deferred Bonus and Salary Contribution Plan. Neither Messrs. Andrade nor Vidovich participated in non-qualified deferred compensation plans in 2025.

Name	Executive Contributions in Last Fiscal Year(2)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawal/ Distributions	Aggregate Balance at Last Fiscal Year-End(3)
Jim Williamson
Everest Re Supplemental Savings Plan	$26,314	$150,943	$144,717	-	$1,007,006
Non-qualified deferred bonus and salary contribution plan	$196,851	-	$446,943	-	$1,615,966
Mark Kociancic
Everest Re Supplemental Savings Plan	$17,423	$136,149	$174,314	-	$1,189,285
Non-qualified deferred bonus and salary contribution plan	$139,615	-	$256,581	-	$820,622
Jill Beggs
Everest Re Supplemental Savings Plan	$10,385	$90,183	$55,708	-	$393,685
Non-qualified deferred bonus and salary contribution plan	$75,000	-	$195,852	-	$810,799
Ricardo Anzaldua
Everest Re Supplemental Savings Plan	$9,900	$90,900	$6,851	$—	$212,276
Non-qualified deferred bonus and salary contribution plan	-	-	-	-	-
(1)The Supplemental Savings Plan has the same investment elections as the Company’s 401(k) plan and is designed to allow each participant to contribute a percentage of his or her base salary and receive a company match beyond the contribution limits prescribed by the Code with regard to 401(k) plans.
When the annual IRS 401(a) (17) compensation maximum is reached under the qualified savings plan, eligible employees may contribute to the
Supplemental Savings Plan which allows for up to a 3% employee contribution and a 3% company match plus an additional fixed contribution by the
Company. Withdrawal is permitted only upon cessation of employment.
(2)All of the amounts reported in this column are included in the 2025 Summary Compensation Table, as applicable.
(3)The amounts reported in this column represent the aggregate balances from the Everest Re Supplemental Savings Plan and the Everest Reinsurance
Non-Qualified Deferred Compensation Plan.
74   2026 Proxy Statement
Pay Versus Performance Disclosure
Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information regarding the relationship between compensation actually paid to our Named Executive Officers and the Company’s financial performance.
Pay Versus Performance Table
The table below reflects information on compensation both as reported in the Summary Compensation Table (“SCT
Total Pay”) and as “compensation actually paid” (or “CAP”) for the applicable fiscal year for our principal executive officer
(“PEO”) and for all of our other named executive officers (“Non-PEO NEOs”) (as an average for such year for the Non-PEO
NEOs), accompanied by TSR and Net Income metrics, as well as Adjusted Operating ROE (the Company-selected measure). Adjusted Operating ROE (also referred to in this Proxy Statement as Adjusted Net Operating Income ROE) was
selected as the most relevant and important measure in the relationship of compensation actually paid to NEOs relative to 2025 Company performance. Adjusted Operating ROE is a relevant measure in our short-term and long-term incentive plans for our NEOs.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment(3) Based on:		Net Income ($ Millions)	Adjusted Operating ROE (%)(6)

					Total Shareholder Return ($)(4)	Peer Group Total Shareholder Return ($)(5)
2025	$8,952,500	$8,550,995	$3,823,919	$3,609,983	$161.56	$234.33	$1,591	12.4%
2024	$7,939,305	$9,092,751	$3,673,476	$3,850,216	$168.55	$212.86	$1,373	8.7%
2023	$9,909,531	$11,044,080	$3,126,187	$3,394,495	$161.17	$157.12	$2,517	18.2%
2022	$9,106,199	$12,022,512	$3,275,300	$4,098,150	$148.25	$141.79	$597	11.9%
2021	$8,866,126	$10,939,500	$3,185,203	$3,763,485	$119.84	$119.28	$1,379	14.3%
(1)Jim Williamson served as Principal Executive Officer (“PEO”) starting on January 5, 2025 and Juan Andrade served as the PEO from 2021 until January 5,
2025.
(2)The non-PEO NEOs include: (a) for 2021, John Doucette, Mike Karmilowicz, Mark Kociancic, Sanjoy Mukherjee and Jim Williamson; (b) for 2022, Mike
Karmilowicz, Mark Kociancic, Sanjoy Mukherjee and Jim Williamson; (c) for 2023, Mike Karmilowicz, Mark Kociancic, Sanjoy Mukherjee, Gail Van Beveren
and Jim Williamson; (d) for 2024, Mike Karmilowicz, Mark Kociancic, Jim Williamson and Ricardo Anzaldua; and (e) for 2025, Mark Kociancic, Jill Beggs,
Anthony Vidovich and Ricardo Anzaldua.
(3)Assumes $100 invested on 12/31/2020 in Everest Common Shares, including reinvestment of dividends.
(4)For purposes of this Pay Versus Performance table, “Total Shareholder Return” is defined as the change in the total dollar value of a given security or entire portfolio of securities, over a given period, assuming $100 dollars of initial investment. Total returns reflect changes in stock price as well as all distributions or dividends paid to shareholders. TSR in all other sections of this Proxy Statement is defined as annual growth in Book Value Per Share
(excluding Unrealized Gains and Losses on Fixed Maturity investments) plus Dividends Per Share.
(5)The S&P Insurance (Property and Casualty) is used as Everest’s peer group for purposes of this pay versus performance table.
(6)Adjusted Net Operating Income ROE for 2023 and 2024 adjusts actual operating ROE by treating catastrophe losses as the sum of (1) 40% of anticipated catastrophe losses in the annual operating plan for the current fiscal year and (2) 60% of actual catastrophe losses for the current fiscal year. For 2021 and
2022, the ratio for determining Adjusted Operating ROE was 50% catastrophe losses in the operating plan and 50% actual catastrophe losses for the respective fiscal years.
2026 Proxy Statement   75
Pay Versus Performance Disclosure
The following table details the adjustment to the SCT Total Pay for our PEO to determine the CAP as computed in accordance with Item 402(v) of SEC Regulation S-K (17 C.F.R. § 229.402(v), or “Item 402(v)”). Amounts do not reflect actual compensation earned by or paid to our NEOs during the applicable year. The PEO did not participate in any defined benefit pension plan.
PEO SCT Total Pay to CAP Reconciliation

Fiscal year	2021	2022	2023	2024	2025
SCT Total	$8,866,126	$9,106,199	$9,909,531	$7,939,305	$8,952,500
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(4,001,805)	$(4,251,644)	$(4,753,046)	$(6,000,225)	$(5,150,590)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$4,525,158	$4,670,907	$4,394,999	$5,885,625	$5,073,961
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years(1)	$1,402,574	$2,354,332	$809,630	$240,870	$(196,250)
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(2)	$147,447	$142,718	$682,966	$1,027,176	$(128,626)
Compensation Actually Paid	$10,939,500	$12,022,512	$11,044,080	$9,092,751	$8,550,995
The following table details the adjustment to the SCT Total Pay as the average for our other NEOs to determine
“compensation actually paid” as computed in accordance with Item 402(v) for the other NEOs. Amounts do not reflect actual compensation earned by or paid to our NEOs during the applicable year.
NEO Average SCT Total Pay to CAP Reconciliation

Fiscal year	2021(5)	2022	2023	2024	2025
Average SCT Total	$3,185,203	$3,275,300	$3,126,187	$3,673,476	$3,823,919
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(1,164,932)	$(1,276,247)	$(1,203,366)	$(1,651,651)	$(1,616,148)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$1,317,281	$1,402,100	$1,112,716	$1,620,106	$1,592,570
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years(3)	$362,214	$563,880	$205,511	$64,791	$(93,959)
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(4)	$49,873	$114,067	$168,181	$143,494	$(83,485)
– Change in Actuarial Present Value of Accumulated Benefit Under Defined Benefit Pension Plan	$(16,202)	N/A6	$(29,575)	$—	$(12,914)
+ Service cost and prior service cost	$30,048	$19,050	$14,841	$—	$—
Average Compensation Actually Paid	$3,763,485	$4,098,150	$3,394,495	$3,850,216	$3,609,983
(1)Difference between Fair Value from End of Prior Year to End of Current Year
(2)Difference between Fair Value from End of Prior Year to Vesting Date
(3)Difference between Fair Value from End of Prior Year to End of Current Year
(4)Difference between Fair Value from End of Prior Year to Vesting Date
(5) In 2021, the change in actuarial present value was $(11,030) for John Doucette and $81,008 for Sanjoy Mukherjee. Under Item 402(v), the change in actuarial present value is deducted only if the value is positive. Thus, only Mr. Mukherjee’s value was incorporated into the calculation.
(6)The change in actuarial present value for Mr. Mukherjee was $(600,167) in 2022. Under Item 402(v), the change in actuarial present value is deducted only if the value is positive. Thus, this value was not incorporated into the calculation.
76   2026 Proxy Statement
Pay Versus Performance Disclosure
Relationship Between Compensation Actually Paid and Financial
Performance Measures
The following graphs further demonstrate the relationship between the compensation actually paid (as defined in
Item 402(v)) and performance measures that are included in the preceding pay versus performance tabular disclosure.

Comparison of 5 Year Cumulative TSR
Everest Group, Ltd. versus S&P Property & Casualty Insurance

Everest Group, Ltd
S&P Property & Casualty Insurance
250
200
150
100
50
Cumulative TSR ($)
$100.00
$119.84
$119.26
$148.25
$141.79
$161.17
$157.12
$212.86
$168.55
$234.33
$161.56
12/20
12/21
12/22
12/23
12/24
12/25

2026 Proxy Statement   77
Pay Versus Performance Disclosure

PEO/NEO Comparison of Compensation Actually Paid ("CAP") against Cumulative Total Shareholder Return ("TSR")

14,000,000.00
12,000,000.00
10,000,000.00
8,000,000.00
6,000,000.00
4,000,000.00
2,000,000.00
-
CAP ($)
$119.84
$148.25
$161.17
$168.55
$161.56
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
-
Cumulative TSR ($)
2021
2022
2023
2024
2025
CAP - PEO
Average CAP - NEOs
Everest Cumulative TSR

PEO/NEO Comparison of Compensation Actually Paid ("CAP") against Net Income

14,000,000.00
12,000,000.00
10,000,000.00
8,000,000.00
6,000,000.00
4,000,000.00
2,000,000.00
-
CAP ($)
2.40
2.00
1.60
1.20
0.80
0.40
-
Net Income ($ Billions)
$1.38
$0.60
$2.52
$1.37
$1.59
2021
2022
2023
2024
2025
CAP - PEO
Average CAP - NEOs
Net Income

78   2026 Proxy Statement
Pay Versus Performance Disclosure

PEO/NEO Comparison of Compensation Actually Paid ("CAP") against Adjusted Operating ROE
CAP ($)
14,000,000.00
12,000,000.00
10,000,000.00
8,000,000.00
6,000,000.00
4,000,000.00
2,000,000.00
-
Adjusted Operating ROE(%)
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.3%
11.9%
18.2%
8.7%
12.4%
2021
2022
2023
2024
2025
CAP - PEO
Average CAP - NEOs
Adjusted Operating ROE

(1) TSR is defined as annual growth in Book Value Per Share (excluding Unrealized Gains and Losses on Fixed Maturity investments) plus dividends
Per Share.
2026 Proxy Statement   79
Pay Versus Performance Disclosure
Tabular Disclosure of the Most Important Measures Linking Compensation
Actually Paid in 2025 to Company Performance
Below is a list, not presented in order of importance, of the Company’s most important financial performance measures used to link the PEO’s and NEOs’ Item 402(v) “Compensation actually Paid” to Company performance for 2025. For further information regarding these financial performance measures and their function in our executive compensation program, please see the CD&A section above. For definitions and available reconciliations of Non-GAAP measures used below, please see Appendix A.
Adjusted Operating ROE
Combined Ratio
TSR(1)
Gross Written Premium Annual Growth Rate
80   2026 Proxy Statement
CEO Pay Ratio Disclosure
CEO Pay Ratio Disclosure
In 2025, the Total Compensation of the median employee was $187,057 and our CEO’s Total Compensation, as defined under
SEC rules, was $8,952,500. Therefore, the ratio of the Total Compensation of our CEO, Jim Williamson, to the Total
Compensation of our median employee was 49 to 1.
Methodology
•Date selected to determine employee population for purposes of identifying the median employee:
December 31, 2025.
•Median employee identified using Total Compensation, which includes base salary, bonus and stock awards
(if any), as well as any other compensation.
•Employees from all Everest locations included in calculation to identify median.
•Salaries, bonuses and stock for non-US employees converted to USD (at 12/31/2025).
•Annual salary, bonus and stock target amounts were included for mid-year hired employees who were not otherwise eligible to participate in the full 2025 annual compensation review process.
•“All Other Compensation” including but not limited to insurance premiums, allowances, employer matching contributions (qualified and non-qualified), dividends on restricted shares and employer discretionary contributions was also included in the calculation of Total Compensation.
2026 Proxy Statement   81
Employment, Change Of Control And Other Agreements
Employment agreements have been entered into with Messrs. Williamson, Kociancic, Anzaldua, Vidovich and Ms. Beggs.
Employment agreements are entered into when it is determined that an employment agreement assists in obtaining assurance as to the executive’s continued employment in light of the prevailing market competition for the particular position, or where the Compensation Committee believes that an employment agreement is appropriate to attract an executive in light of market conditions and the prior experience of the executive. Employment agreements with key executive officers further provide the Company protection against the potential loss of business that could result from the departure of a key executive by including non-disclosure, non-compete and non-solicitation covenants in such agreements. The terms of the agreement take into consideration the executive’s prior background, experience, compensation, competitive conditions and negotiations with the executive. During 2025, Messrs. Williamson, Kociancic,
Anzaldua, and Vidovich were all participants in the CIC Plan.
Jim Williamson
Effective January 22, 2025, Everest Global entered into an employment agreement with Mr. Williamson to serve as
President and CEO of the Company as filed on a Current Report on Form 8-K/A dated March 28, 2025. Mr. Williamson’s employment agreement provides for annual compensation of $1,250,000 in base salary, a target incentive bonus equal to
200% of base salary and a target stock award equal to 420% of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the sections and the tables below.
Juan Andrade
Mr. Andrade resigned from the Company in January 2025. For his service to the Company in 2025, Mr. Andrade received total compensation of $54,089. He did not receive a bonus under the Executive Incentive Plan or any equity grants for fiscal year 2025, and previously granted unvested equity was forfeited upon his departure from the Company.
Mark Kociancic
Effective September 8, 2020, Everest Global entered into an employment agreement with Mr. Kociancic to serve as
Executive Vice President and Chief Financial Officer of the Company. The agreement was automatically renewed following the agreement’s initial expiration date of October 12, 2023. Mr. Kociancic subsequently entered into an
Amended and Restated employment agreement with Everest Global, effective April 25, 2024, for an indefinite term to serve in the same role. Mr. Kociancic’s employment agreement originally provided for annual compensation of $900,000 in base salary (which has since been increased to $940,000), a target incentive bonus equal to 140% of base salary and a target stock award equal to 217% of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the sections and tables below. Mr. Kociancic's employment agreement provides that, upon a termination of employment by the
Company without "cause" or by Mr. Kociancic for "good reason", Mr. Kociancic is entitled to receive (i) a separation allowance of two times his base salary paid in equal installments over 12 months, (ii) vesting of restricted stock scheduled to vest through the first anniversary of such termination, (iii) 12 months Company-provided disability and life insurance continuation and (iv) a lump sum payment for the cost of medical and dental coverage (through COBRA or otherwise) for
12 months.
On November 25, 2025, Mr. Kociancic entered into a Separation, Transition and Release Agreement with the Company
(the “Transition Agreement”) as disclosed on the Current Report on Form 8-K filed with the SEC on December 2, 2025.
Pursuant to the Transition Agreement, he will serve as an advisor to the Company from May 1, 2026 through July 31,
2026 (the “Separation Date”) and, for such services, will continue to be paid his current $940,000 base salary. The
Transition Agreement provided Mr. Kociancic with a 2025 annual bonus payable at the target level of $1,645,000 and an award under the 2020 Plan with a grant date target value of $2,500,000, 50% in the form of restricted stock awards and
50% in the form of performance share units.  Subject to Mr. Kociancic's continued employment through the Separation
Date and his execution of a release of claims, the Transition Agreement provides for payment of (a) the payments and benefits payable under his employment agreement for a termination by the Company without "cause", (b) payment of a pro rata portion of Mr. Kociancic's 2026 annual bonus at the target amount, and (c) a lump sum payment representing the cost of an additional six months (for 18 months total) medical and dental coverage (through COBRA or otherwise).
Jill Beggs
Effective October 13, 2021, Everest Reinsurance entered into an employment agreement with Ms. Beggs to serve as
Senior Vice President and Head of North America Reinsurance. The agreement was automatically renewed following the agreement’s initial expiration date of November 30, 2024. Ms. Beggs’ employment agreement originally provided for annual compensation of $615,000 in base salary (which has since been increased to $725,000), a target incentive bonus equal to 75% of base salary and a target stock award equal to 120% of base salary (each of which may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the sections and tables below.
82   2026 Proxy Statement
Ricardo Anzaldua
Effective June 12, 2023, Everest Global entered into an employment agreement with Mr. Anzaldua to serve as Executive
Vice President and General Counsel of the Company. Mr. Anzaldua subsequently entered into an Amended and
Restated employment agreement with Everest Global, effective April 22, 2024, that provided for annual compensation of
$680,000 in base salary, a target incentive bonus equal to 140% of base salary and a target stock award equal to 160% of base salary (as may be adjusted). He ceased serving as an executive officer in November 2025 and in connection with his departure from the Company on March 13, 2026, he entered into the Separation, Transition Services and Release
Agreement as described on the Current Report on Form 8-K filed with the SEC on March 16, 2026.
Anthony Vidovich
Effective November 17, 2025, Everest Global entered into an employment agreement with Mr. Vidovich to serve as
Executive Vice President and General Counsel of the Company. The Vidovich Employment Agreement (and the
addendum thereto) provide for annual compensation of $700,000 in base salary, a target incentive bonus equal to 150%
of base salary and a target stock award equal to 179% of base salary (as may be adjusted). Mr. Vidovich’s employment agreement further provides for a one-time sign-on cash award of $1.8 million ($1.2 million of which was paid in
December 2025 to offset the value of forfeited equity from his prior employer and $600,000 to be paid within 30 days of the first anniversary of his employment commencement date). The Vidovich Employment Agreement also provides for a sign-on equity grant of restricted shares with a target value equal to $1.8 million which were granted in February 2026.
The Vidovich Employment Agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the sections and tables below.
Change of Control Arrangements.
The Company’s change of control arrangements, embodied within the CIC Plan, are principally intended to provide continuity of management by motivating executive officers to remain with the Company, despite the uncertainty that arises in the context of a change in control. The CIC Plan is administered by the Compensation Committee, which selects participants from among the senior executives of the Company and its subsidiaries. Among others, the Compensation
Committee selected Messrs. Williamson, Kociancic, Anzaldua and Vidovich to participate in the plan.
The CIC Plan provides that if, within two years after the occurrence of a “material change” (as defined in the plan)
a participant terminates his or her employment for good reason (as defined in the plan) or the Company terminates the participant’s employment for any reason other than for due cause (as defined in the plan), then (a) all of the participant’s outstanding stock options granted under the Company’s stock plans (if any) shall immediately vest and remain exercisable for three months following termination of employment; (b) all restrictions on the participant’s restricted shares awarded under the Company’s share plans (except for PSUs, which are not subject to the CIC Plan)
shall immediately terminate and lapse; (c) the participant shall receive a cash payment equal to the participant’s average annual salary and incentive bonus for the three most recent taxable years (or such shorter period as may be applicable) multiplied by a number between 2.00 and 2.99 as determined by the Compensation Committee (in 2025, for
Mr. Williamson, the number was 2.5; for Messrs. Kociancic, Anzaldua and Vidovich the number was 2.0); (d) the participant shall continue to be covered under the Company’s medical and dental insurance plans for a period of two years from the date of termination; and (e) the participant shall receive “special retirement benefits” in an amount that will equal the retirement benefits he or she would have received under the Everest Reinsurance Retirement Plan and/or the Everest Reinsurance Employee Saving Plan and any supplemental, substitute or successor plans adopted by the
Company had he or she continued in the employ of the Company for a two-year period following termination.
The CIC Plan includes a “Best Net” provision regarding the determination and treatment of “golden parachute payments”
under Section 280G of the Code. Under the “Best Net” provision, if there are any “excess parachute payments” under
Section 280G of the Code that trigger an excise tax, payments and benefits are reduced to avoid an excess parachute payment if doing so results in a higher after-tax benefit to the participant. The participant and the Company shall agree on a national accounting firm to perform the calculations necessary to determine the amount of the parachute payment, as well as the maximum amount the participant would be entitled to receive without being subject to the excise tax. The PSU award is not subject to the CIC Plan and is governed by the Performance Stock Unit Award Agreement and any pertinent employment agreement.
Potential Payments Upon Termination or Change in Control
The tables below give a reasonable estimate of the incremental amount of compensation that might be paid to each of the Named Executive Officers, other than Messrs. Andrade and Anzaldua, in the event of termination of employment on
December 31, 2025. The amounts shown assume that such termination, change in control, death or disability was effective as of December 31, 2025 and includes estimates of amounts to which the Named Executive Officer might be entitled incremental to amounts earned during such time. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company and may be changed at the discretion of the Compensation
Committee.
2026 Proxy Statement   83
Payments Made Upon Termination.
Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include: accrued salary, amounts contributed under the Employee Savings Plan and the Supplemental Savings Plan (see Non-qualified Deferred Compensation Table).
The retirement plans offer a survivor annuity, if elected by the participant. For a termination for good reason or without cause on December 31, 2025, each of the NEOs would have been eligible to earn all remaining installments of PSUs for performance periods ending prior to or on the date of termination, vesting of equity awards, insurance benefits and severance payments in accordance with the terms of their employment agreement, a one-time payment equal to two times base annual salary (or 1.5 times base salary in the case of Mr.Williamson), subject to signing a waiver of all claims, and certain non-compete agreements under the terms of the employment agreements would apply. All other PSUs would be forfeited.
Payments Made Upon Retirement.
Generally, subject to satisfaction of the express terms of the pertinent equity award agreement that defines retirement as reaching the age of 65 or older and a voluntary termination of employment, outstanding restricted shares vest as a result of retirement with the consent of the Compensation Committee. PSUs are forfeited if retirement occurs prior to age 65
(and completion of five years of service). In the event of retirement at age 65 or older (with completion of five years of service) but prior to the conclusion of the restricted period (3rd anniversary of grant date), the participant remains eligible to receive all remaining installments of PSUs. The settlement date of PSUs for completed installment periods would be the date that is 60 days following the date of retirement. The remaining PSUs would be settled between the certification that performance criteria have been met and March 15th of the calendar year following the last performance period.
Payments Made Upon Death or Disability.
In the event of death or disability, in addition to the benefits listed under the headings above, the NEO will receive benefits under the Company’s disability plan or payments under the Company’s life insurance program, as available to employees generally. Pursuant to the terms of their employment agreements, in the event of the death or disability of
Messrs. Williamson, Kociancic, Vidovich and Ms. Beggs any incentive bonus earned but not yet paid for the completed full fiscal year immediately preceding the employment termination date would be paid. Accordingly, assuming a hypothetical death or disability of those Named Executive Officers on December 31, 2025, each would have been entitled to any incentive bonus earned but not yet paid relating to fiscal 2025 performance. Such bonus amounts would have been $2,200,000 for Mr. Williamson, $1,645,000 for Mr. Kociancic, $900,000 for Ms. Beggs, and $900,000 for Mr.
Vidovich.
In the event of the death or disability of any of the NEOs (other than Mr. Vidovich), the restrictions on restricted shares lapse. The following table lists the value of equity awards for each Named Executive Officer (other than Mr. Vidovich who did not have any equity grants in 2025) at the NYSE closing price of $339.35 at year-end 2025 as if all vested on
December 31, 2025, with PSU values determined based on 100% of target performance. For PSUs, in the event of death or disability prior to the conclusion of the restricted period (3rd anniversary of grant date), the participant remains eligible to receive all remaining installments of the PSUs. The settlement date of PSUs for completed installment periods would be the date that is 60 days following the date of the death or disability. The remaining shares would be settled between the certification of the performance and the March 15th of the calendar year following the last performance period.
The number of shares that would have been delivered in the event of an executive’s retirement at age 65 (after completing five years of service) or death or disability is valued as of December 31, 2025 in the table below.

Name	PSUs	Restricted Shares	Total
Jim Williamson	$2,053,227	$5,670,539	$7,723,766
Mark Kociancic	$1,848,356	$4,686,424	$6,534,780
Jill Beggs	$818,395	$2,341,854	$3,160,249
Anthony Vidovich	-	-	-
Termination or Change of Control
As described above, Messrs. Williamson, Kociancic and Vidovich are participants in the Company’s CIC Plan. Payments are made under the plan to the respective Named Executive Officer if he experiences a covered termination of employment within two years following a change in control. Ms. Beggs was not in the CIC Plan, so her payments would be governed by the provisions of her employment agreement and performance share unit award agreements, as applicable. The table below gives a reasonable estimate of what might have been paid to each Named Executive Officer in the event of a covered termination of employment on December 31, 2025, based on the plan terms in effect at that
84   2026 Proxy Statement
time. The employment agreements entered into by Messrs. Williamson, Kociancic and Vidovich and Ms. Beggs
separately address payments that may be made and benefits continued in the event of a termination without due cause or resignation for good reason, outside of a change in control, as defined in the respective agreements. As of December
31, 2025, Mr. Anzaldua was not an executive officer. He departed the Company on March 13, 2026 and, in connection with such such termination of employment, received the payments and benefits described in the section titled
“Employment, Change of Control and Other Agreements” above.

Name	Incremental Benefit	Termination Without Cause or Resignation for Good Reason		Termination Following Change in Control
Jim Williamson	Cash Payment	$4,075,000	(1)	$9,375,000	(5)
	Restricted Stock Value	$2,222,064	(2)	$5,670,539	(6)
	PSU Value	$771,162	(3)	$2,149,857	(7)
	Benefits Continuation	$32,229	(4)	$48,000
	Pension Enhancement	-		$1,181,000
	Total Value	$7,100,455		$18,424,396	(8)
Mark Kociancic	Cash Payment	$3,525,000	(1)	$4,370,074	(5)
	Restricted Stock Value	$1,966,873	(2)	$4,686,424	(6)
	PSU Value	$799,765	(3)	$1,921,281	(7)
	Benefits Continuation	$32,229	(4)	$48,000
	Pension Enhancement	-		$659,000
	Total Value	$6,323,867		$11,684,779	(8)
Jill Beggs	Cash Payment	$2,350,000	(1)	$2,350,000
	Restricted Stock Value	$937,963	(2)	$937,963	(6)
	PSU Value	$372,150	(3)	$850,337	(7)
	Benefits Continuation	$29,442	(4)	$29,442
	Pension Enhancement	-		-
	Total Value	$3,689,555		$4,167,742	(8)
Anthony Vidovich	Cash Payment	$2,300,000	(1)	$1,961,538	(5)
	Restricted Stock Value	-	(2)	-	(6)
	PSU Value	-	(3)	-	(7)
	Benefits Continuation	$32,229	(4)	$48,000
	Pension Enhancement	-		$256,000
	Total Value	$2,332,229		$2,265,538	(8)
(1)Pursuant to the terms of Mr. Williamson’s employment agreement, he would have been paid a cash severance in equal installments over a 12-month period equal to 1.5 times his base salary. Each of Messrs. Kociancic and Vidovich and Ms. Beggs would have been paid two times their base salary over a
12-month period. All would receive any annual incentive bonus earned but not yet paid for the completed full fiscal year prior to termination (which for
Messrs. Williamson and Vidovich would be in full satisfaction of any pro rata bonus entitlement under their employment agreements since employment termination occurred on the final day of the fiscal year).
(2)Pursuant to the terms of each Named Executive Officer’s employment agreement, unvested restricted stock would continue to vest in accordance with its terms in the 12-month period following termination for Ms. Beggs and Messrs. Williamson and Kociancic. Mr. Vidovich did not have any unvested restricted stock as of December 31, 2025.
(3)Under the terms of the performance share unit award agreements, Ms. Beggs and Messrs. Williamson and Kociancic would have received the PSU installments pursuant to any performance goals achieved prior to or on the departure date from the Company. The remaining PSUs installments would be forfeited. Mr. Vidovich did not have any outstanding performance share unit awards as of December 31, 2025.
(4)Pursuant to the terms of their respective employment agreements, Ms. Beggs and Messrs. Williamson, Kociancic and Vidovich would continue to participate in the disability and life insurance programs until the earlier of a certain number of months or until they become eligible for comparable benefits provided by a subsequent employer, and they would have received a cash payment to enable them to pay for medical and dental coverage for a certain number of months. For Ms. Beggs and Messrs. Williamson, Kociancic and Vidovich the number is 12.
(5)The CIC Plan provides for a cash payment that equals the average of the executive’s salary and bonus for the previous three years times a factor assigned by the Board. In 2025, the factor was 2.0 for Messrs. Kociancic and Vidovich and 2.5 for Mr. Williamson.
(6)The unvested equity awards for each applicable Named Executive Officer are valued at the NYSE closing price of $339.35 at 2025 year end as if all vested on December 31, 2025.
(7)  In the event of a Change in Control, the Company may elect to continue the PSU  awards subject to the 2020 Stock Incentive Plan and Performance Share
Unit Award Agreement. According to the award agreement, if 2/3 or more of the performance period has elapsed, installments are valued according to the actual achievement factor, and the remaining installments are valued at the target performance (100%).
(8)The CIC Plan includes a “Best Net” provision regarding the determination and treatment of parachute payments that could potentially result in a reduced figure based on each participant’s relevant circumstances as calculated by an accounting firm agreed to by the participant and the Company. Under the provision, in the event of an excess parachute payment that triggers the excise tax, payments and benefits are reduced to avoid an excess parachute payment only if doing so results in a higher after-tax benefit to the participant.
2026 Proxy Statement   85
Compensation Committee Interlocks and Insider Participation
Compensation Committee Interlocks And Insider Participation
During 2025, the Compensation Committee was comprised of John Howard, John Amore, Allan Levine, Gerri Losquadro
and Roger M. Singer, all of whom are independent Non-Employee Directors of the Company and none of whom is or has been an officer of the Company. No Compensation Committee interlocks existed during 2025.
86   2026 Proxy Statement
Miscellaneous — General Matters
Miscellaneous — General Matters
Certain Relationships and Related Party Transactions
As referred to in the Company’s Ethics Guidelines, the Company oversees related party transactions with persons serving as directors, officers and employees (“Insiders”) by prohibiting Insiders from acting on behalf of the Company in connection with any transaction in which the Insider has a personal interest or personal benefit. When a personal interest or personal benefit is identified, Insiders are required to report the matter to the Company’s Chief Compliance
Officer for analysis and evaluation. Additionally, at least once annually, Insiders complete questionnaires in which they are required to disclose any transactions with a personal interest or personal benefit. As appropriate, the Company’s
General Counsel or Chief Compliance Officer reports matters to the Audit Committee.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s Section 16 officers and directors, as well as persons who beneficially own more than ten percent of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Reporting Persons are required by
SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.
Based solely on the Company’s review of the copies of the forms it has prepared, received and representations that no other reports were required, the Company believes that all of its Reporting Persons have filed with the SEC on a timely basis all required Forms 3, 4 and 5 with respect to transactions during fiscal year 2025, except for a Form 3 for Mr.
Page that was filed late by the Company due to administrative delays related to the issuance of his filing codes.
Shareholder Proposals for the 2027 Annual General Meeting of Shareholders
To be considered for inclusion in the Company’s Proxy Statement and Proxy Card relating to the 2027 Annual General
Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company in proper form at the Company’s registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, no later than
December 11, 2026.
If the shareholder proposal relates to a nomination for director, then the proposal must be made in accordance with the procedures set forth in Bye-law 12, as discussed in the section titled “Nominating and Governance Committee.” Any proposal not submitted in accordance with those procedures, including a proposal made outside the Rule 14a-8 process, will be considered untimely. This Bye-law is available on the Company’s website or by mail from the Corporate
Secretary’s office.
Proxy Solicitations
The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile or mail by directors or officers who are employees of the Company without additional compensation. Georgeson LLC will provide solicitation services to the Company for a fee not to exceed
$10,000 plus out-of-pocket expenses. The firm will solicit proxies by personal interview, telephone, facsimile and mail.
The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.
Delivery of Documents to Shareholders Sharing an Address
The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for our notices with respect to two or more shareholders sharing the same address by delivering a single notice addressed to those shareholders. This process, known as “householding,” reduces costs associated with duplicate printings and mailings and means that we and some brokers will send only one copy of the Proxy Statement, the Notice of our Annual General Meeting and the Annual Report of the Company to shareholders who share the same address.
Shareholders sharing the same address will continue to receive separate Proxy Cards.
If you hold Common Shares in your own name and you want to receive separate copies of the Proxy Statement or Notice of our Annual General Meeting and the Annual Report in the future, or if you receive multiple copies and want to receive only one copy, contact Computershare Investor Services using the information below.
If you hold Common Shares in street name and you want to receive separate copies of the Proxy Statement or Notice of our Annual General Meeting and the Annual Report in the future, or if you receive multiple copies and want to receive only one copy, contact your broker, bank, or other nominee.
2026 Proxy Statement   87
Miscellaneous — General Matters
Transfer Agent and Registrar
The Company has appointed Computershare Trust Company, N.A. to serve as transfer agent, registrar and dividend paying agent for the Common Shares. Correspondence relating to any share accounts or dividends should be addressed to:
Computershare Investor Services
P.O. BOX 43006
Providence, RI 02940-3006
Overnight correspondence should be sent to:
Computershare Investor Services
150 Royall St., Suite 101
Canton, MA 02021
(877) 373-6374 (Shareholder Services – Toll Free)
(781) 575-2725 (Shareholder Services)
All transfers of certificates for Common Shares should also be mailed to the above address.
By Order of the Board of Directors
Jim Williamson
President and CEO
April 10, 2026
88   2026 Proxy Statement
Appendix A — Non-GAAP Measures
Appendix A
Information Regarding Non-GAAP Financial Measures
Information Regarding Non-GAAP Financial Measures
In this Proxy Statement, the Company has included certain non-GAAP financial measures. The Company uses these non-GAAP financial measures to facilitate a deeper understanding of the profitability drivers of our business, results of operations, financial condition and liquidity. The Company believes that such measures are important to investors and other interested persons, and that these measures are a useful supplement to GAAP information concerning the
Company’s performance. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, or superior to, the Company’s financial measures prepared in accordance with generally accepted accounting principles (“GAAP”).
A reconciliation of the non-GAAP financial measures to the most comparable corresponding GAAP financial measure is included on the following pages.
After-tax Net Operating Income (Loss)
After-tax net operating income (loss) (also referred to in this Proxy Statement as net operating income (loss)) consists of net income (loss) excluding after-tax net gains (losses) on investments and after-tax net foreign exchange income (expense).
Although net gains (losses) on investments and net foreign exchange income (expense) are an integral part of the
Company’s reinsurance/insurance operations, the determination of net gains (losses) on investments and foreign exchange income (expense) is independent of the reinsurance/insurance underwriting process. The Company believes that the level of net gains (losses) on investments and net foreign exchange income (expense) for any particular period are not indicative of the performance of the underlying business in that particular period. Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business and may lead to incorrect or misleading assumptions and conclusions. The
Company understands that the equity analysts who follow the Company focus on after-tax net operating income (loss)
in their analyses for the reasons discussed above. The Company provides after-tax net operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the
Company’s performance.

	Year-to-Date
(Dollars in millions, except per share amounts)	December 31,	December 31,
	2025	2024
After-tax net operating income (loss)	1,875	1,289
After-tax net gains (losses) on investments	(115)	12
After-tax net foreign exchange income (expense)	(169)	72
Net income (loss)	$1,591	$1,373
Attritional Combined Ratio
The combined ratio is calculated as the sum of total incurred losses and loss adjustment expenses, commission and brokerage expenses, and other underwriting expenses, divided by net premiums earned. The attritional combined ratio is defined as the combined ratio, adjusted to exclude catastrophe losses, net catastrophe reinstatement premiums, prior year development and COVID-19 losses. The Company believes the combined attritional ratio is useful to management and investors because the adjusted ratio provides for better comparability and more accurately measure the Company’s underlying underwriting performance. The following table is a reconciliation of the combined ratio and attritional combined ratio for the periods noted:
2026 Proxy Statement   89
Appendix A — Non-GAAP Measures

	Year-to-Date
(Dollars in millions, except per share amounts)	December 31,	December 31,
	2025	2024
Combined ratio	98.6%	102.3%
Adjustment for catastrophe losses	(5.3)%	(5.9)%
Adjustment for reinstatement premiums	0.4%	0.5%
Adjustment for prior year development (1)	(4.2)%	(8.8)%
Adjustment for other items	0.1%	—%
Attritional combined ratio	89.6%	88.1%
Adjustment for profit commission	(0.2)%	(0.5)%
Attritional combined ratio excluding impact of profit commission	89.4%	87.6%
(1) Prior-year development includes the impact of COVID-19 losses.
Net Operating Income Return On Equity (“ROE”) & Annualized Total Shareholder Return
Net Operating income ROE is calculated by dividing after-tax net operating income (loss) by average shareholders'
equity, adjusted for average net unrealized depreciation (appreciation) of fixed maturity, available for sale securities. A reconciliation of net income, the most comparable GAAP measure, to net operating income is presented above.  The
Company believes net operating income ROE is a useful measure for management and investors as it allows for better comparability and removes variability when assessing the results of operations. A reconciliation of Net Operating Income
ROE and Net Income ROE is shown below.
Annualized TSR (“TSR”) is calculated as year-to-date growth in book value per common share outstanding (excluding
URA(D)) plus year-to-date dividends per share. Book value per common share outstanding excluding net unrealized appreciation (depreciation) of fixed maturity, available for sale securities (“URA(D)”) is a non-GAAP measure, and is calculated as reported shareholders’ equity less URA(D), divided by common shares outstanding. Book value per share is the most comparable GAAP measure. The Company believes this metric is useful to management and investors as it shows the value of shareholder returns on a per share basis after eliminating the variability of investments held at fair value.
90   2026 Proxy Statement
Appendix A — Non-GAAP Measures
A reconciliation of Net Operating Income ROE and Net Income ROE, TSR, and Book value per common share outstanding excluding URA(D) is shown below.

	Year-to-Date
(Dollars in millions, except per share amounts)	December 31,	December 31,
	2025	2024

Beginning of period shareholders’ equity	$13,875	$13,202
Add: Net unrealized depreciation (appreciation) of fixed maturity, available for sale securities	849	723
Adjusted beginning of period shareholders' equity	$14,724	$13,925

End of period shareholders’ equity	$15,461	$13,875
Add: Net unrealized depreciation (appreciation) of fixed maturity, available for sale securities	(5)	849
Adjusted end of period shareholders’ equity	$15,455	$14,724

Average adjusted shareholders’equity	$15,090	$14,325

After-tax net operating income (loss)	$1,875	$1,289
After-tax net gains (losses) on investments	(115)	12
After-tax foreign exchange income (expense)	(169)	72
Net income (loss)	$1,591	$1,373

Return on equity (annualized)
After-tax net operating income (loss)	12.4%	9.0%
After-tax net gains (losses) on investments	(0.8)%	0.1%
After-tax foreign exchange income (expense)	(1.1)%	0.5%
Net income (loss)	10.5%	9.6%

Common shares outstanding	40.7	43.0
Book value per common share outstanding (1)	379.83	322.97
Book value per common share outstanding (excluding URA(D)) (2)	379.70	342.74
Total Shareholder Return (TSR) (3)	13.1%	9.2%

(Some amounts may not reconcile due to rounding.)
(1) Book value per common share is calculated as reported end of period shareholders’ equity divided by common shares outstanding.
(2) Book value per common share outstanding excluding net unrealized appreciation (depreciation) of fixed maturity, available for sale securities
(“URA(D)”) is a non-GAAP measure that is calculated as reported shareholders’ equity less URA(D), divided by common shares outstanding. Book value per common share outstanding is the most comparable GAAP measure. The Company believes this metric is useful to management and investors as it shows the value of shareholder returns on a per share basis after eliminating the variability of investments held at fair value. A reconciliation of book value per common share outstanding (excluding URA(D)) and book value per share is shown above.

(3) Annualized Total Shareholder Return (“TSR”) is calculated as year-to-date growth in book value per common share outstanding (excluding URA(D)) plus year-to-date dividends per share.
2026 Proxy Statement   91
Appendix B — 2025 Employee Stock Purchase Plan
Appendix B
First Amendment To The Everest Group, Ltd. 2020 Stock Incentive
Plan
Everest Group, Ltd. (the “Company”), a company incorporated and existing under the laws of Bermuda, by resolution of its Board of Directors (the “Board”) adopted the Everest Group, Ltd. 2020 Stock Incentive Plan, which became effective as of May 11, 2020 (the “Plan”).  Section 7 of the Plan authorizes the Board to amend the Plan at any time or from time to time.  This amendment to the Plan (“Amendment”) was adopted by resolution of the Board on February 26, 2026, subject to approval of the Company’s shareholders at the Company’s 2026 annual meeting of its shareholders on May 13, 2026
(the “Amendment Effective Date”).  This Amendment, together with the Plan, constitutes the entire Plan as amended to date.
1.New Section 2(a) will be added with the following language:
“Amendment” means the First Amendment to the Plan.
2.A new Section 2(b) will be added with the following language:
“Amendment Effective Date” means the date of shareholder approval of the Amendment.
3.As a result of the addition of the new Sections 2(a) and 2(b), the remaining sections within Section 2 of the Plan will be renumbered accordingly.
4.Section 5(b) of the Plan is amended by deleting the section in its entirety and replacing it with the following new sentence: “Subject to the adjustment provisions of Section 9 hereof, the maximum number of shares that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 812,000 shares of Stock; (ii) any shares previously granted under the Plan and under the Corporation’s 2010 Stock
Incentive Plan, as amended (the “Prior Plan”), in either case that are outstanding as of the Amendment Effective
Date; and (iii) all other shares remaining available for grant under the Plan as of the Amendment Effective Date, prior to giving effect to the Amendment (and including, for the avoidance of doubt, any shares previously granted under the Prior Plan that were forfeited, expired or canceled after the Effective Date of the Plan without delivery of shares or which resulted in the forfeiture of the shares back to the Corporation under the terms of the
Prior Plan).”
5.Except as expressly amended hereby, the remaining provisions of the Plan shall continue in full force and effect, without any waiver, amendment or modification of any provision thereof.
Dated: May _, 2026
EVEREST GROUP, LTD.
By:      /s/__________________
            Name:
            Title:

everest VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by May 12, 2026 at 11:59 P.M., Eastern Time.

Online
Go to **www.investorvote.com/EG** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.investorvote.com/EG

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4.

1. Election of Directors for a term to end in 2027.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - John Amore	☐	☐	☐	02 - William F. Galtney, Jr.	☐	☐	☐	03 - John A. Graf	☐	☐	☐
04 - Meryl Hartzband	☐	☐	☐	05 - Laura Hay	☐	☐	☐	06 - John Howard	☐	☐	☐
07 - Allan Levine	☐	☐	☐	08 - Hazel McNeilage	☐	☐	☐	09 - Darryl Page	☐	☐	☐
10 - Roger Singer	☐	☐	☐	11 - Jim Williamson	☐	☐	☐				

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

049778

2026 Annual Meeting of Everest Group, Ltd. Shareholders

Wednesday, May 13, 2026, 10:00 A.M. Local Time
Rosewood Bermuda, 60 Tucker's Point Drive
Hamilton Parish HS 02 Bermuda

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EG

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Everest Group, Ltd.

+

Notice of 2026 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting - May 13, 2026

The undersigned hereby appoints Jim Williamson and Anthony Vidovich, and each of them, as proxies of the undersigned, each with full power to act without the others and with full power of substitution, to vote all the Common Shares of EVEREST GROUP, LTD. held in the name of the undersigned at the close of business on March 16, 2026, at the Annual Meeting of Shareholders to be held on Wednesday, May 13, 2026, at Rosewood Bermuda, 60 Tucker's Point Drive, Hamilton Parish HS 02 Bermuda at 10:00 A.M. (local time), and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present, on the matters set forth hereon in accordance with any directions given by the undersigned and, in their discretion, on all other matters that may properly come before the Annual General Meeting, all in accordance with the accompanying Notice and Proxy Statement, receipt of which is acknowledged.

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED AND FOR PROPOSALS 2, 3, AND 4. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

(Items to be voted appear on reverse side)

C **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.

+